UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-( Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2019 ANNUAL REPORT

December 31, 2019

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2019 (Unaudited)

The domestic equity market was strong for the 12-month period under review despite uncertainty surrounding tariff, political and economic headlines. The 31.5% return of the S&P 500 Index (the “Index”) was its highest annual return since 2013; the Index recorded 35 all-time highs during the year. Large-capitalization stocks outpaced small, and Growth stocks outperformed Value stocks across market caps. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 6.1 percentage points, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 9.9 percentage points.

In the first quarter of 2019, the Index returned 13.7%, as aforementioned investor fears eased allowing equity markets to recoup nearly all declines from the fourth quarter of the 2018 market drawdown. This strong reversal was particularly driven by an increasingly optimistic outlook on U.S.-China trade talks, better-than-expected domestic GDP growth of 3.1%, healthy wage growth of 3.4%, and the Federal Reserve (the “Fed”) shifting to a more accommodative and “patient” stance.

Negative trade news flow between the U.S. and trading partners China and Mexico inundated investors during the second quarter of 2019 and drove market volatility. Optimism around U.S.-China trade relations quickly flipped negative with an announcement by the U.S. of a third round of tariffs. Additionally, the U.S. threatened a 5% tariff against Mexico. The tariff headlines, coupled with lower 2019 profit growth estimates for the Index, led to poor equity returns in May. However, Mexico’s ratification of the new United States-Mexico-Canada Agreement, which replaces the 25-year-old North American Free Trade Agreement, as well as supportive macro data, such as a continued low unemployment rate of 3.6%, pushed the market higher for another consecutive quarter.

Trade-war rhetoric moved markets again in the third quarter of 2019. A fourth round of tariffs was announced and implemented, and the U.S. Department of the Treasury also designated China as a currency manipulator. Conversely, U.S. retail sales grew at a much better pace compared to the end of 2018 (4.4% year-over-year in August 2019 versus 1.5% in December 2018). Monetary conditions were again eased after the Fed cut its target rate twice during the third quarter of 2019, citing uncertainties in the global economic outlook.

A strong Index return of 9.1% in the fourth quarter of 2019 pushed the Index return for the 12-month period to 31.5%. Despite a slower U.S. economic growth rate of 2.1%, unemployment again achieved another 50-year low at 3.5%. In addition, domestic retail sales continued to grow at an increasing rate of 5.8% year-over-year in December, providing evidence the U.S. consumer remained healthy. October tariffs on China were canceled and, by the end of the year, Phase One of the U.S.-China trade deal was all but signed, causing business clarity and improved CEO confidence.

As the year ended, equity markets moved solidly higher in 2019, supported mainly by expanded price-to-earnings multiples as a result of controlled inflation trends and a variety of economic metrics that served as a “no recession now” signal.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 29.70% for the twelve months ended December 31, 2019, compared to the Russell 1000® Growth Index (the “Index”) return of 36.39% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2009 through 12/31/2019

Total Returns for the Period Ended December 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2009- 12/31/2019
Institutional Class (1,8)	BRLGX	30.18%	15.90%	11.24%	13.75%	$36,262
Y Class (1,2,8)	BLYYX	30.11%	15.81%	11.17%	13.71%	$36,153
Investor Class (1,3,8)	BLYPX	29.70%	15.47%	10.91%	13.58%	$35,729
A without Sales Charge (1,4,8)	BLYAX	29.74%	15.49%	10.93%	13.59%	$35,769
A with Sales Charge (1,4,8)	BLYAX	22.29%	13.23%	9.63%	12.92%	$33,719
C without Sales Charge (1,5,8)	BLYCX	28.75%	14.63%	10.28%	13.26%	$34,720
C with Sales Charge (1,5,8)	BLYCX	27.75%	14.63%	10.28%	13.26%	$34,720
R6 Class (1,6,8)	BLYRX	30.30%	15.93%	11.26%	13.76%	$36,294

Russell 1000® Growth Index (7)		36.39%	20.49%	14.63%	15.22%	$41,234

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Institutional Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

3

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

2.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/09 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/09. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/09 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/09. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/09 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/09. A portion of the fees charged to the A Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/09 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/09. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018, and waived in 2019. Performance prior to waiving fees was lower than actual returns shown through 2017 and for 2019. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/09 through 4/30/18, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/09. A portion of fees charged to the R6 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 0.93%, 0.97%, 1.20%, 1.25%, 1.95% and 4.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index for the period due to stock selection and sector allocation.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Information Technology and Health Care sectors. Within Information Technology, underweighting Apple, Inc. and Microsoft Corp. (up 89.95% and 37.43%, respectively) hurt performance. In the Health Care sector, the Fund owned ABIOMED, Inc. (down 47.63%) and Centene Corp. (down 15.18%) detracting from relative performance. This performance was modestly offset by positions in the Consumer Discretionary sector. Within this sector, Lululemon Athletica, Inc. (up 91.23%) and Best Buy Co., Inc. (up 70.29%) contributed most to the Fund’s relative performance.

From a sector allocation perspective, the Fund’s overweight in Health Care detracted from relative performance, while an underweight to the Information Technology sector, the highest-returning sector in the Index, also hampered relative performance for the period. Offsetting some of this performance was an underweight allocation to the Energy sector, which was the worst performing sector for the period.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
Amazon.com, Inc.		3.4
Apple, Inc.		3.2
Micron Technology, Inc.		2.8
UnitedHealth Group, Inc.		2.4
Walt Disney Co.		2.4
O’Reilly Automotive, Inc.		2.3
VeriSign, Inc.		2.2
Advanced Micro Devices, Inc.		2.1
Starbucks Corp.		2.0
Merck & Co., Inc.		1.9

Total Fund Holdings	80

Sector Allocation (% Equities)
Information Technology		34.7
Consumer Discretionary		17.9
Health Care		14.8
Industrials		8.7
Communication Services		7.6
Financials		6.2
Real Estate		4.6
Consumer Staples		3.6
Materials		1.9

5

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 24.68% for the twelve months ended December 31, 2019. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 26.54% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2009 through 12/31/2019

Total Returns for the Period Ended December 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2009- 12/31/2019
Institutional Class (1,8)	BRLVX	25.11%	7.93%	7.61%	12.12%	$31,406
Y Class (1,2,8)	BWLYX	25.06%	7.87%	7.56%	12.07%	$31,248
Investor Class (1,3,8)	BWLIX	24.68%	7.58%	7.27%	11.84%	$30,614
A without Sales Charge (1,4,8)	BWLAX	24.70%	7.55%	7.24%	11.77%	$30,438
A with Sales Charge (1,4,8)	BWLAX	17.51%	5.44%	5.98%	11.12%	$28,697
C without Sales Charge (1,5,8)	BWLCX	23.79%	6.77%	6.45%	11.14%	$28,757
C with Sales Charge (1,5,8)	BWLCX	22.79%	6.77%	6.45%	11.14%	$28,757
R6 Class (1,6,8)	BWLRX	25.17%	7.94%	7.62%	12.13%	$31,414

Russell 1000® Value Index (7)		26.54%	9.68%	8.29%	11.80%	$30,505

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013, partially recovered in 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2008 through 2013. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

6

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2019 (Unaudited)

2.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/09 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/09. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012.

3.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/09 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/09. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2012.

4.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/09 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/09. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/09 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/09. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/09 through 4/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/09. A portion of the fees charged to the R6 Class of the Fund was waived in 2017 and 2019. Performance prior to waiving fees was lower than actual returns shown for 2017 and 2019.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. RussellTM is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 0.72%, 0.79%, 1.05%, 1.07%, 1.79% and 0.70%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as stock selection detracted value relative to the Index while positive sector allocation added to relative performance.

From a stock selection perspective, the positions in the Consumer Discretionary and Industrials sectors detracted the most relative value. Within the Consumer Discretionary sector, the Fund’s positions in Macy’s, Inc. and Kohl’s Corp. (down 38.24% and 19.23%, respectively) hampered performance. Companies in the Industrials sector detracting from relative performance included American Airlines Group, Inc. (down 9.49%) and Johnson Controls International (down 4.46%). This was somewhat offset by stock selection in the Energy sector including Anadarko Petroleum Corp. (up 67.38%) and Marathon Oil Corp. (up 36.11%).

The Fund’s underweight allocation to the Energy sector, the worst performing sector for the Index, added to relative performance. The Fund’s overweight position to the Financials and Information Technology sectors, both high-performing sectors for the Index, also positively affected returns for the period. Somewhat offsetting this performance was a slight overweight to Materials and a modest underweight to the Real Estate sector.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

7

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
Pfizer, Inc.		1.7
Bank of America Corp.		1.6
Walt Disney Co.		1.6
Citigroup, Inc.		1.5
Regions Financial Corp.		1.5
Biogen, Inc.		1.4
ConocoPhillips		1.4
Micron Technology, Inc.		1.4
Procter & Gamble Co.		1.4
Western Digital Corp.		1.4

Total Fund Holdings	98

Sector Allocation (% Equities)
Financials		26.5
Industrials		11.8
Health Care		10.8
Consumer Discretionary		8.9
Communication Services		8.3
Consumer Staples		8.3
Information Technology		7.7
Energy		6.7
Real Estate		4.7
Materials		4.6
Utilities		1.7

8

American Beacon FundsSM

Expense Examples

December 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2019 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$1,074.00	$4.23
Hypothetical**	$1,000.00	$1,021.12	$4.13
Y Class
Actual	$1,000.00	$1,073.30	$4.76
Hypothetical**	$1,000.00	$1,020.62	$4.63
Investor Class
Actual	$1,000.00	$1,071.90	$6.21
Hypothetical**	$1,000.00	$1,019.21	$6.06
A Class
Actual	$1,000.00	$1,071.70	$6.32
Hypothetical**	$1,000.00	$1,019.11	$6.16
C Class
Actual	$1,000.00	$1,067.90	$10.22
Hypothetical**	$1,000.00	$1,015.33	$9.96
R6 Class
Actual	$1,000.00	$1,074.30	$3.97
Hypothetical**	$1,000.00	$1,021.37	$3.87

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.91%, 1.19%, 1.21%, 1.96%, and 0.76% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$1,079.60	$3.83
Hypothetical**	$1,000.00	$1,021.53	$3.72
Y Class
Actual	$1,000.00	$1,079.60	$4.19
Hypothetical**	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$1,077.80	$5.60
Hypothetical**	$1,000.00	$1,019.81	$5.45
A Class
Actual	$1,000.00	$1,077.70	$5.76
Hypothetical**	$1,000.00	$1,019.66	$5.60
C Class
Actual	$1,000.00	$1,073.80	$9.51
Hypothetical**	$1,000.00	$1,016.03	$9.25
R6 Class
Actual	$1,000.00	$1,079.70	$3.62
Hypothetical**	$1,000.00	$1,021.73	$3.52

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.73%, 0.80%, 1.07%, 1.10%, 1.82%, and 0.69% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at December 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended June 30, 2015 of American Beacon Bridgeway Large Cap Growth Fund were audited by other auditors whose report dated August 27, 2015, expressed an opinion on those financial statements and financial highlights.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon Bridgeway Large Cap Growth Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the three years in the period ended December 31, 2019, the six months ended December 31, 2016, and the year ended June 30, 2016

American Beacon Bridgeway Large Cap Value Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2020

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.27%

Communication Services - 7.57%

Entertainment - 3.32%
Roku, Inc.A B	13,900	$1,861,210
Walt Disney Co.	32,100	4,642,623

		6,503,833

Interactive Media & Services - 1.74%
Match Group, Inc.A B	26,900	2,208,759
TripAdvisor, Inc.	39,500	1,200,010

		3,408,769

Media - 1.43%
Sirius XM Holdings, Inc.A	392,200	2,804,230

Wireless Telecommunication Services - 1.08%
T-Mobile US, Inc.B	27,100	2,125,182

Total Communication Services		14,842,014

Consumer Discretionary - 17.76%

Hotels, Restaurants & Leisure - 2.79%
Starbucks Corp.	44,100	3,877,272
Yum! Brands, Inc.	15,800	1,591,534

		5,468,806

Internet & Direct Marketing Retail - 4.45%
Amazon.com, Inc.B	3,600	6,652,224
eBay, Inc.	27,200	982,192
Wayfair, Inc., Class AA B	12,000	1,084,440

		8,718,856

Multiline Retail - 2.26%
Dollar General Corp.	14,500	2,261,710
Target Corp.	16,900	2,166,749

		4,428,459

Specialty Retail - 6.75%
AutoZone, Inc.B	1,700	2,025,227
Best Buy Co., Inc.	35,600	3,125,680
Burlington Stores, Inc.B	6,400	1,459,392
O’Reilly Automotive, Inc.B	10,100	4,426,426
TJX Cos., Inc.	36,000	2,198,160

		13,234,885

Textiles, Apparel & Luxury Goods - 1.51%
Lululemon Athletica, Inc.B	12,800	2,965,376

Total Consumer Discretionary		34,816,382

Consumer Staples - 3.55%

Beverages - 1.33%
Monster Beverage Corp.B	41,100	2,611,905

Food Products - 1.11%
Hershey Co.	14,800	2,175,304

Household Products - 1.11%
Procter & Gamble Co.	17,400	2,173,260

Total Consumer Staples		6,960,469

See accompanying notes

12

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.27% (continued)

Financials - 6.19%

Capital Markets - 1.39%
Charles Schwab Corp.	33,300	$1,583,748
Intercontinental Exchange, Inc.	12,300	1,138,365

		2,722,113

Consumer Finance - 2.19%
Capital One Financial Corp.	9,500	977,645
Santander Consumer USA Holdings, Inc.	64,000	1,495,680
Synchrony Financial	50,600	1,822,106

		4,295,431

Diversified Financial Services - 0.55%
Berkshire Hathaway, Inc., Class BB	4,800	1,087,200

Insurance - 2.06%
Athene Holding Ltd., Class AB	47,800	2,248,034
Progressive Corp.	24,600	1,780,794

		4,028,828

Total Financials		12,133,572

Health Care - 14.72%

Biotechnology - 3.42%
Amgen, Inc.	9,100	2,193,737
Biogen, Inc.B	8,000	2,373,840
Exact Sciences Corp.A B	23,200	2,145,536

		6,713,113

Health Care Equipment & Supplies - 4.04%
ABIOMED, Inc.B	7,000	1,194,130
Edwards Lifesciences Corp.B	10,800	2,519,532
Insulet Corp.B	13,100	2,242,720
ResMed, Inc.	12,600	1,952,622

		7,909,004

Health Care Providers & Services - 4.40%
Anthem, Inc.	6,800	2,053,804
Cigna Corp.B	9,400	1,922,206
UnitedHealth Group, Inc.	15,800	4,644,884

		8,620,894

Pharmaceuticals - 2.86%
Merck & Co., Inc.	40,300	3,665,285
Zoetis, Inc.	14,700	1,945,545

		5,610,830

Total Health Care		28,853,841

Industrials - 8.66%

Aerospace & Defense - 1.04%
HEICO Corp., Class A	22,800	2,041,284

Airlines - 3.98%
Alaska Air Group, Inc.	29,800	2,018,950
Delta Air Lines, Inc.	50,000	2,924,000
United Airlines Holdings, Inc.B	32,500	2,862,925

		7,805,875

See accompanying notes

13

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.27% (continued)

Industrials - 8.66% (continued)

Commercial Services & Supplies - 2.68%
Rollins, Inc.	49,600	$1,644,736
Waste Management, Inc.	31,600	3,601,136

		5,245,872

Trading Companies & Distributors - 0.96%
United Rentals, Inc.B	11,300	1,884,501

Total Industrials		16,977,532

Information Technology - 34.42%

Electronic Equipment, Instruments & Components - 1.03%
CDW Corp.	14,100	2,014,044

IT Services - 8.40%
Alliance Data Systems Corp.	6,900	774,180
Fidelity National Information Services, Inc.	17,600	2,447,984
Fiserv, Inc.B	16,300	1,884,769
Genpact Ltd.	48,000	2,024,160
PayPal Holdings, Inc.B	27,200	2,942,224
Square, Inc., Class AB	33,500	2,095,760
VeriSign, Inc.B	22,300	4,296,764

		16,465,841

Semiconductors & Semiconductor Equipment - 4.92%
Advanced Micro Devices, Inc.B	90,500	4,150,330
Micron Technology, Inc.B	102,100	5,490,938

		9,641,268

Software - 14.37%
ANSYS, Inc.B	7,700	1,982,057
Cadence Design Systems, Inc.B	48,400	3,357,024
Coupa Software, Inc.A B	12,800	1,872,000
DocuSign, Inc.B	28,300	2,097,313
Fair Isaac Corp.B	6,200	2,323,016
Intuit, Inc.	12,000	3,143,160
Paycom Software, Inc.B	8,700	2,303,412
RingCentral, Inc., Class AB	16,400	2,766,188
ServiceNow, Inc.B	8,000	2,258,560
VMware, Inc., Class AA B	9,500	1,442,005
Workday, Inc., Class AB	15,700	2,581,865
Zendesk, Inc.B	26,600	2,038,358

		28,164,958

Technology Hardware, Storage & Peripherals - 5.70%
Apple, Inc.	21,600	6,342,840
Dell Technologies, Inc., Class CB	47,253	2,428,332
HP, Inc.	117,500	2,414,625

		11,185,797

Total Information Technology		67,471,908

Materials - 1.88%

Chemicals - 1.88%
CF Industries Holdings, Inc.	36,400	1,737,736
PPG Industries, Inc.	14,500	1,935,605

		3,673,341

Total Materials		3,673,341

See accompanying notes

14

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.27% (continued)

Real Estate - 4.52%

Equity Real Estate Investment Trusts (REITs) - 4.52%
Alexandria Real Estate Equities, Inc.	14,300	$2,310,594
Crown Castle International Corp.	14,100	2,004,315
Equinix, Inc.	3,400	1,984,580
Equity LifeStyle Properties, Inc.	36,400	2,562,196

		8,861,685

Total Real Estate		8,861,685

Total Common Stocks (Cost $157,529,175)		194,590,744

SHORT-TERM INVESTMENTS - 1.38%

Investment Companies - 1.29%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	2,526,142	2,526,142

	Principal Amount

U.S. Treasury Obligations - 0.09%
U.S. Treasury Bill, 1.870%, Due 2/13/2020E	$170,000	169,705

Total Short-Term Investments (Cost $2,695,771)		2,695,847

	Shares

SECURITIES LENDING COLLATERAL - 1.10% (Cost $2,165,786)

Investment Companies - 1.10%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	2,165,786	2,165,786

TOTAL INVESTMENTS - 101.75% (Cost $162,390,732)		199,452,377
LIABILITIES, NET OF OTHER ASSETS - (1.75%)		(3,432,356)

TOTAL NET ASSETS - 100.00%		$196,020,021

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2019 (Note 9).

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

E This security or a piece thereof is held as segregated collateral.

Long Futures Contracts Open on December 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	16	March 2020	$ 2,537,723	$2,584,880	$47,157

			$ 2,537,723	$2,584,880	$47,157

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

See accompanying notes

15

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$194,590,744	$-	$-	$194,590,744
Short-Term Investments	2,526,142	169,705	-	2,695,847
Securities Lending Collateral	2,165,786	-	-	2,165,786

Total Investments in Securities - Assets	$199,282,672	$169,705	$-	$199,452,377

Financial Derivative Instruments - Assets
Futures Contracts	$47,157	$-	$-	$47,157

Total Financial Derivative Instruments - Assets	$47,157	$-	$-	$47,157

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.14%

Communication Services - 8.24%

Diversified Telecommunication Services - 2.35%
AT&T, Inc.	923,500	$36,090,380
CenturyLink, Inc.	3,662,400	48,380,304

		84,470,684

Entertainment - 1.61%
Walt Disney Co.	400,000	57,852,000

Media - 4.28%
Charter Communications, Inc., Class AA	65,800	31,918,264
Comcast Corp., Class A	845,800	38,035,626
Discovery, Inc., Class AA B	1,349,800	44,192,452
DISH Network Corp., Class AA	1,121,300	39,772,511

		153,918,853

Total Communication Services		296,241,537

Consumer Discretionary - 8.85%

Auto Components - 1.16%
Lear Corp.	304,700	41,804,840

Automobiles - 1.83%
Ford Motor Co.	2,833,140	26,348,202
General Motors Co.	1,077,280	39,428,448

		65,776,650

Hotels, Restaurants & Leisure - 2.13%
McDonald’s Corp.	207,900	41,083,119
Yum! Brands, Inc.	349,831	35,238,477

		76,321,596

Household Durables - 1.10%
PulteGroup, Inc.	1,019,300	39,548,840

Internet & Direct Marketing Retail - 0.45%
eBay, Inc.	448,400	16,191,724

Multiline Retail - 1.65%
Kohl’s Corp.	695,200	35,420,440
Macy’s, Inc.B	1,400,400	23,806,800

		59,227,240

Specialty Retail - 0.53%
AutoZone, Inc.A	16,000	19,060,960

Total Consumer Discretionary		317,931,850

Consumer Staples - 8.23%

Beverages - 1.04%
Brown-Forman Corp., Class B	554,300	37,470,680

Food & Staples Retailing - 1.92%
Kroger Co.	1,148,000	33,280,520
Walgreens Boots Alliance, Inc.	607,700	35,829,992

		69,110,512

Food Products - 3.47%
Campbell Soup Co.	750,700	37,099,594
Hershey Co.	275,100	40,434,198
Hormel Foods Corp.B	1,043,500	47,072,285

		124,606,077

See accompanying notes

17

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.14% (continued)

Consumer Staples - 8.23% (continued)

Household Products - 1.80%
Clorox Co.	86,200	$13,235,148
Procter & Gamble Co.	413,000	51,583,700

		64,818,848

Total Consumer Staples		296,006,117

Energy - 6.64%

Oil, Gas & Consumable Fuels - 6.64%
ConocoPhillips	789,700	51,354,191
Devon Energy Corp.	1,224,400	31,797,668
HollyFrontier Corp.	729,700	37,003,087
Marathon Oil Corp.	2,672,600	36,293,908
Marathon Petroleum Corp.	529,500	31,902,375
Phillips 66	450,100	50,145,641

		238,496,870

Total Energy		238,496,870

Financials - 26.24%

Banks - 9.68%
Bank of America Corp.	1,633,300	57,524,826
Citigroup, Inc.	684,400	54,676,716
Fifth Third Bancorp	1,285,300	39,510,122
Huntington Bancshares, Inc.	2,398,800	36,173,904
KeyCorp	1,117,500	22,618,200
Regions Financial Corp.	3,150,900	54,069,444
US Bancorp	673,900	39,955,531
Wells Fargo & Co.	805,600	43,341,280

		347,870,023

Capital Markets - 3.98%
Ameriprise Financial, Inc.	228,700	38,096,846
Franklin Resources, Inc.	1,340,800	34,833,984
Intercontinental Exchange, Inc.	300,000	27,765,000
Morgan Stanley	830,600	42,460,272

		143,156,102

Consumer Finance - 4.33%
Ally Financial, Inc.	1,144,100	34,963,696
Capital One Financial Corp.	401,400	41,308,074
Discover Financial Services	492,936	41,810,832
Synchrony Financial	1,042,200	37,529,622

		155,612,224

Diversified Financial Services - 1.21%
Voya Financial, Inc.	714,200	43,551,916

Insurance - 7.04%
Aflac, Inc.	580,200	30,692,580
Allstate Corp.	352,800	39,672,360
American Financial Group, Inc.	258,800	28,377,420
Cincinnati Financial Corp.	199,300	20,956,395
MetLife, Inc.	545,300	27,793,941
Principal Financial Group, Inc.	593,800	32,659,000
Prudential Financial, Inc.	410,200	38,452,148
Reinsurance Group of America, Inc.	211,200	34,438,272

		253,042,116

Total Financials		943,232,381

See accompanying notes

18

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.14% (continued)

Health Care - 10.73%

Biotechnology - 2.83%
Amgen, Inc.	207,800	$50,094,346
Biogen, Inc.A	174,200	51,690,366

		101,784,712

Health Care Equipment & Supplies - 0.65%
Medtronic PLC	206,200	23,393,390

Health Care Providers & Services - 2.01%
Anthem, Inc.	131,200	39,626,336
HCA Healthcare, Inc.	220,900	32,651,229

		72,277,565

Pharmaceuticals - 5.24%
Jazz Pharmaceuticals PLCA	260,100	38,827,728
Merck & Co., Inc.	556,800	50,640,960
Mylan N.V.A	1,967,000	39,536,700
Pfizer, Inc.	1,515,000	59,357,700

		188,363,088

Total Health Care		385,818,755

Industrials - 11.74%

Aerospace & Defense - 0.97%
L3Harris Technologies, Inc.	175,700	34,765,759

Airlines - 2.32%
American Airlines Group, Inc.B	811,852	23,283,915
Delta Air Lines, Inc.	446,900	26,134,712
United Airlines Holdings, Inc.A	383,800	33,808,942

		83,227,569

Building Products - 0.66%
Johnson Controls International PLC	585,600	23,839,776

Commercial Services & Supplies - 2.50%
Republic Services, Inc.	540,900	48,480,867
Waste Management, Inc.	362,300	41,287,708

		89,768,575

Electrical Equipment - 1.05%
AMETEK, Inc.	378,500	37,751,590

Machinery - 1.06%
Fortive Corp.	500,200	38,210,278

Professional Services - 1.12%
IHS Markit Ltd.A	535,700	40,364,995

Road & Rail - 1.32%
Norfolk Southern Corp.	244,800	47,523,024

Trading Companies & Distributors - 0.74%
Fastenal Co.	717,000	26,493,150

Total Industrials		421,944,716

Information Technology - 7.65%

Communications Equipment - 0.37%
Cisco Systems, Inc.	277,900	13,328,084

See accompanying notes

19

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 99.14% (continued)

Information Technology - 7.65% (continued)

Electronic Equipment, Instruments & Components - 0.98%
Corning, Inc.	1,206,000	$35,106,660

IT Services - 1.81%
Amdocs Ltd.	397,200	28,673,868
DXC Technology Co.	349,300	13,130,187
Fidelity National Information Services, Inc.	167,900	23,353,211

		65,157,266

Semiconductors & Semiconductor Equipment - 1.81%
Micron Technology, Inc.A	944,200	50,779,076
QUALCOMM, Inc.	163,500	14,425,605

		65,204,681

Software - 0.40%
Oracle Corp.	269,500	14,278,110

Technology Hardware, Storage & Peripherals - 2.28%
Hewlett Packard Enterprise Co.	1,924,900	30,528,914
Western Digital Corp.	807,000	51,220,290

		81,749,204

Total Information Technology		274,824,005

Materials - 4.52%

Chemicals - 3.16%
Air Products & Chemicals, Inc.	200,900	47,209,491
CF Industries Holdings, Inc.	200,141	9,554,731
LyondellBasell Industries N.V., Class A	449,400	42,459,312
PPG Industries, Inc.	109,100	14,563,759

		113,787,293

Metals & Mining - 1.36%
Freeport-McMoRan, Inc.	3,721,200	48,822,144

Total Materials		162,609,437

Real Estate - 4.63%

Equity Real Estate Investment Trusts (REITs) - 4.63%
Alexandria Real Estate Equities, Inc.	281,800	45,533,244
Host Hotels & Resorts, Inc.	1,937,700	35,944,335
Realty Income Corp.	614,800	45,267,724
Sun Communities, Inc.	263,900	39,611,390

		166,356,693

Total Real Estate		166,356,693

Utilities - 1.67%

Electric Utilities - 1.00%
Southern Co.	565,700	36,035,090

Independent Power & Renewable Electricity Producers - 0.67%
AES Corp.	1,211,400	24,106,860

Total Utilities		60,141,950

Total Common Stocks (Cost $3,096,316,506)		3,563,604,311

See accompanying notes

20

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 1.14%

Investment Companies - 1.08%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	38,744,589	$38,744,589

	Principal Amount

U.S. Treasury Obligations - 0.06%
U.S. Treasury Bill, 1.870%, Due 2/13/2020E	$2,200,000	2,196,182

Total Short-Term Investments (Cost $40,939,780)		40,940,771

TOTAL INVESTMENTS - 100.28% (Cost $3,137,256,286)		3,604,545,082
LIABILITIES, NET OF OTHER ASSETS - (0.28%)		(9,976,311)

TOTAL NET ASSETS - 100.00%		$3,594,568,771

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2019 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

E This security or a piece thereof is held as segregated collateral.

PLC - Public Limited Company.

Long Futures Contracts Open on December 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	257	March 2020	$ 41,474,763	$41,519,635	$44,872

			$ 41,474,763	$41,519,635	$44,872

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,563,604,311	$-	$-	$3,563,604,311
Short-Term Investments	38,744,589	2,196,182	-	40,940,771

Total Investments in Securities - Assets	$3,602,348,900	$2,196,182	$-	$3,604,545,082

Financial Derivative Instruments - Assets
Futures Contracts	$44,872	$-	$-	$44,872

Total Financial Derivative Instruments - Assets	$44,872	$-	$-	$44,872

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2019

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$194,760,449	$3,565,800,493
Investments in affiliated securities, at fair value‡	4,691,928	38,744,589
Dividends and interest receivable	103,075	5,887,231
Deposits with broker for futures contracts	-	56,334
Receivable for investments sold	700,900	8,252,084
Receivable for fund shares sold	148,399	3,664,378
Receivable for expense reimbursement (Note 2)	118,627	6,542
Receivable for variation margin on open futures contracts (Note 5)	47,219	45,403
Prepaid expenses	63,520	130,836

Total assets	200,634,117	3,622,587,890

Liabilities:
Payable for investments purchased	1,906,558	-
Payable for fund shares redeemed	305,069	25,338,894
Cash due to broker for futures contracts	41,033	-
Management and sub-advisory fees payable (Note 2)	57,927	2,014,781
Service fees payable (Note 2)	31,814	238,943
Transfer agent fees payable (Note 2)	9,241	184,286
Payable upon return of securities loaned (Note 9)	2,165,786	-
Custody and fund accounting fees payable	6,764	65,616
Professional fees payable	45,259	69,669
Payable for prospectus and shareholder reports	6,379	94,196
Other liabilities	38,266	12,734

Total liabilities	4,614,096	28,019,119

Net assets	$196,020,021	$3,594,568,771

Analysis of net assets:
Paid-in-capital	$149,697,621	$3,028,886,735
Total distributable earnings (deficits)A	46,322,400	565,682,036

Net assets	$196,020,021	$3,594,568,771

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,982,963	44,419,289

Y Class	68,535	53,799,030

Investor Class	2,445,136	21,730,914

A Class	68,763	2,178,050

C Class	38,097	2,263,235

R6 Class	3,597	8,391,825

Net assets:
Institutional Class	$118,831,764	$1,205,569,140

Y Class	$2,036,785	$1,455,648,440

Investor Class	$71,928,098	$587,724,123

A Class	$2,029,102	$58,637,332

C Class	$1,086,848	$59,409,216

R6 Class	$107,424	$227,580,520

Net asset value, offering and redemption price per share:
Institutional Class	$29.84	$27.14

Y Class	$29.72	$27.06

Investor Class	$29.42	$27.05

A Class	$29.51	$26.92

A Class (offering price)	$31.31	$28.56

C Class	$28.53	$26.25

R6 Class	$29.86	$27.12

† Cost of investments in unaffiliated securities	$157,698,804	$3,098,511,697
‡ Cost of investments in affiliated securities	$4,691,928	$38,744,589
§ Fair value of securities on loan	$12,747,271	$102,365,471

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2019

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$2,062,317	$98,302,203
Dividend income from affiliated securities (Note 8)	87,729	1,094,199
Interest income	1,638	28,632
Income derived from securities lending (Note 9)	20,484	234,382

Total investment income	2,172,168	99,659,416

Expenses:
Management and sub-advisory fees (Note 2)	1,435,684	26,785,139
Transfer agent fees:
Institutional Class (Note 2)	71,767	433,676
Y Class (Note 2)	2,625	1,493,218
Investor Class	7,415	31,852
A Class	-	6,440
C Class	10	8,432
R6 Class	-	6,364
Custody and fund accounting fees	45,718	391,314
Professional fees	26,085	284,697
Registration fees and expenses	99,761	189,080
Service fees (Note 2):
Investor Class	244,935	3,036,695
A Class	1,691	95,946
C Class	841	68,638
Distribution fees (Note 2):
A Class	4,799	177,230
C Class	10,266	695,741
Prospectus and shareholder report expenses	22,266	296,640
Trustee fees (Note 2)	15,569	317,625
Other expenses	31,677	365,780

Total expenses	2,021,109	34,684,507

Net fees waived and expenses (reimbursed) (Note 2)	(112,290)	(4,871)

Net expenses	1,908,819	34,679,636

Net investment income	263,349	64,979,780

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	27,135,499	204,631,006
Futures contracts	1,255,967	10,006,004
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	27,940,614	626,516,359
Futures contracts	(2,484)	(954,898)

Net gain from investments	56,329,596	840,198,471

Net increase in net assets resulting from operations	$56,592,945	$905,178,251

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$263,349	$705,556	$64,979,780	$74,081,875
Net realized gain from investments in unaffiliated securities and futures contracts	28,391,466	15,861,210	214,637,010	169,733,284
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	27,938,130	(29,789,870)	625,561,461	(926,602,905)

Net increase (decrease) in net assets resulting from operations	56,592,945	(13,223,104)	905,178,251	(682,787,746)

Distributions to shareholders:
Total retained earnings:
Institutional Class	(11,270,063)	(15,182,919)	(49,898,828)	(126,509,744)
Y Class	(199,045)	(222,964)	(58,703,209)	(134,207,073)
Investor Class	(6,878,930)	(6,341,212)	(22,164,868)	(75,566,771)
A Class	(197,898)	(162,842)	(2,157,671)	(6,632,802)
C Class	(110,609)	(64,536)	(1,806,442)	(6,082,752)
R6 Class	(11,081)	(8,892)	(9,322,560)	(12,669,411)

Net distributions to shareholders	(18,667,626)	(21,983,365)	(144,053,578)	(361,668,553)

Capital share transactions (Note 11):
Proceeds from sales of shares	12,698,919	51,470,483	977,847,418	1,693,099,714
Reinvestment of dividends and distributions	18,255,572	21,667,625	141,054,545	346,742,403
Cost of shares redeemed	(94,788,665)	(72,750,374)	(2,419,288,681)	(1,634,032,413)

Net increase (decrease) in net assets from capital share transactions	(63,834,174)	387,734	(1,300,386,718)	405,809,704

Net (decrease) in net assets	(25,908,855)	(34,818,735)	(539,262,045)	(638,646,595)

Net assets:
Beginning of period	221,928,876	256,747,611	4,133,830,816	4,772,477,411

End of period	$196,020,021	$221,928,876	$3,594,568,771	$4,133,830,816

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2019, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018, and has been adopted accordingly with no material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended December 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

25

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Funds will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

26

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreements with Bridgeway Capital Management, Inc. (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2019 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$700,160
Sub-Advisor Fees	0.40%	735,524

Total	0.75%	$1,435,684

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$14,274,034
Sub-Advisor Fees	0.31%	12,511,105

Total	0.66%	$26,785,139

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2019, the Manager received securities lending fees of $2,815 and $27,446 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$55,653
Bridgeway Large Cap Value	1,770,855

28

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

As of December 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$1,119
Bridgeway Large Cap Value	156,993

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$4,264	$501	$4,765
Bridgeway Large Cap Value	52,097	2,080	54,177

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2019, the Bridgeway Large Cap Growth Fund borrowed on average $22,641,543 for 4 days at an average interest rate of 3.02% with interest charges of $7,493 and the Bridgeway Large Cap Value Fund borrowed on average $18,222,064 for 5 days at an average interest rate of 2.80% with interest charges of $6,963. These amounts are recorded as “Other expenses” in the Statements of Operations.

29

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2019 - 4/30/2019	5/1/2019 - 12/31/2019	Reimbursed Expenses	(Recouped) Expenses
Bridgeway Large Cap Growth	Institutional	0.81%	0.81%	$125,811	$(16,725)	2022
Bridgeway Large Cap Growth	Y	0.91%	0.91%	1,495	(520)	2022
Bridgeway Large Cap Growth	Investor	1.19%	1.19%	32,866	(29,642)	2022
Bridgeway Large Cap Growth	A	1.21%	1.21%	653	(1,319)	2022
Bridgeway Large Cap Growth	C	1.96%	1.96%	89	(502)	2022
Bridgeway Large Cap Growth	R6	0.76%	0.76%	643	(559)	2022
Bridgeway Large Cap Value	R6	0.70%	N/A	12,434	(7,563)	2022

Of these amounts, $118,627 and $6,542 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2019 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021 and 2022. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$-	$-	$38,672	2019
Bridgeway Large Cap Growth	43,799	375,714	-	2020
Bridgeway Large Cap Growth	101,998	241,324	-	2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2019, RID collected $234 and $14,824 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2019, CDSC fees of $1,367 were collected for Class A Shares of the Bridgeway Large Cap Value Fund. There were no CDSC fees collected for Class A Shares of the Bridgeway Large Cap Growth Fund for the same period herein.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2019, CDSC fees of $123 and $10,905 were collected for the Class C Shares of Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

30

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund would be subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

33

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2019, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2019
Bridgeway Large Cap Growth	20
Bridgeway Large Cap Value	198

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$47,157	$47,157

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,255,967	$1,255,967

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(2,484)	$(2,484)

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$44,872	$44,872

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$10,006,004	$10,006,004

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(954,898)	$(954,898)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2019.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$47,157	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$47,157	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(47,157)	$-

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,165,786	$-	$-	$-	$2,165,786

Total Borrowings	$2,165,786	$-	$-	$-	$2,165,786

Gross amount of recognized liabilities for securities lending transactions					$2,165,786

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of December 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$44,872	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$44,872	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(44,872)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend

36

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risk of a trade dispute between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

The tax character of distributions paid were as follows:

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$265,226	$4,987,298	$23,305,258	$27,614,673
Y Class	4,684	73,240	26,904,554	28,353,880
Investor Class	161,886	1,982,511	8,833,240	13,076,256
A Class	4,657	50,056	871,149	1,185,249
C Class	2,603	19,838	443,571	491,400
R6 Class	261	2,921	4,396,187	2,795,518
Long-term capital gains
Institutional Class	11,004,837	10,195,621	26,593,570	98,895,071
Y Class	194,361	149,724	31,798,655	105,853,194
Investor Class	6,717,044	4,358,701	13,331,628	62,490,515
A Class	193,241	112,786	1,286,522	5,447,552
C Class	108,006	44,698	1,362,871	5,591,352
R6 Class	10,820	5,971	4,926,373	9,873,893

Total distributions paid	$18,667,626	$21,983,365	$144,053,578	$361,668,553

*For tax purposes, short-term gains are considered ordinary income distributions.

As of December 31, 2019 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$162,390,769	$39,997,476	$(2,935,868)	$37,061,608
Bridgeway Large Cap Value	3,137,256,287	598,891,949	(131,603,154)	467,288,795

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bridgeway Large Cap Growth	$37,061,608	$1,909,893	$7,350,899	$–	$–	$46,322,400
Bridgeway Large Cap Value	467,288,795	14,332,931	84,060,310	–	–	565,682,036

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

The Funds had no permanent differences as of December 31, 2019:

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Funds did not have any capital loss carryforwards.

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$150,508,071	$226,748,190
Bridgeway Large Cap Value	1,743,671,291	3,025,699,281

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	December 31, 2019 Shares/Fair Value	Dividend Income
Bridgeway Large Cap Growth	Direct	$4,647,290	$114,710,201	$116,831,349	$2,526,142	$87,729
Bridgeway Large Cap Growth	Securities Lending	-	13,681,853	11,516,067	2,165,786	N/A
Bridgeway Large Cap Value	Direct	41,766,144	2,418,767,484	2,421,789,039	38,744,589	1,094,199
Bridgeway Large Cap Value	Securities Lending	-	116,158,284	116,158,284	-	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments

40

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$12,747,271	$2,165,786	$10,807,746	$12,973,532
Bridgeway Large Cap Value	102,365,471	-	104,450,586	104,450,586

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2019, the Funds did not utilize this facility.

41

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	324,106	$9,469,356	1,040,789		$33,050,110
Reinvestment of dividends	364,137	10,869,492	601,438		14,867,540
Shares redeemed	(2,686,027)	(78,392,764)	(1,621,619)		(51,081,982)

Net increase (decrease) in shares outstanding	(1,997,784)	$(58,053,916)	20,608		$(3,164,332)

	Y Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	41,071	$1,221,925	148,641		$4,689,413
Reinvestment of dividends	6,695	199,045	9,042		222,964
Shares redeemed	(70,745)	(2,101,935)	(133,776)		(4,247,166)

Net increase (decrease) in shares outstanding	(22,979)	$(680,965)	23,907		$665,211

	Investor Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	54,950	$1,653,213	325,619		$10,564,180
Reinvestment of dividends	233,725	6,878,528	258,809		6,340,851
Shares redeemed	(473,407)	(13,822,576)	(358,159)		(11,243,187)

Net increase (decrease) in shares outstanding	(184,732)	$(5,290,835)	226,269		$5,661,844

	A Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	3,012	$90,592	79,808		$2,553,888
Reinvestment of dividends	6,704	197,898	6,628		162,842
Shares redeemed	(8,630)	(250,326)	(174,526)		(5,758,888)

Net increase (decrease) in shares outstanding	1,086	$38,164	(88,090)		$(3,042,158)

	C Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	9,300	$263,833	17,572		$512,892
Reinvestment of dividends	3,874	110,609	2,686		64,536
Shares redeemed	(7,597)	(221,064)	(14,005)		(419,151)

Net increase in shares outstanding	5,577	$153,378	6,253		$158,277

	R6 Class
	Year Ended December 31, 2019		April 30, 2018A to December 31, 2018
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	3,237	B	$100,000	B
Reinvestment of dividends	-	-	360		8,892

Net increase in shares outstanding	-	$-	3,597		$108,892

42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

	Institutional Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	12,047,419	$306,145,671	20,154,772	$566,575,933
Reinvestment of dividends	1,773,435	48,148,759	5,392,771	119,827,368
Shares redeemed	(33,216,721)	(854,845,294)	(15,913,378)	(436,185,153)

Net increase (decrease) in shares outstanding	(19,395,867)	$(500,550,864)	9,634,165	$250,218,148

	Y Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	16,724,658	$426,777,300	26,074,553	$741,021,782
Reinvestment of dividends	2,131,290	57,694,034	5,731,412	126,950,769
Shares redeemed	(31,709,599)	(810,319,281)	(19,465,093)	(524,126,128)

Net increase (decrease) in shares outstanding	(12,853,651)	$(325,847,947)	12,340,872	$343,846,423

	Investor Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	5,783,122	$145,523,103	7,915,359	$225,754,431
Reinvestment of dividends	817,055	22,109,503	3,409,029	75,407,714
Shares redeemed	(24,264,151)	(623,217,163)	(20,764,261)	(577,282,060)

Net (decrease) in shares outstanding	(17,663,974)	$(455,584,557)	(9,439,873)	$(276,119,915)

	A Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	524,036	$13,042,263	1,278,825	$36,372,119
Reinvestment of dividends	77,978	2,100,719	294,620	6,490,474
Shares redeemed	(1,976,037)	(50,282,114)	(1,419,507)	(39,139,055)

Net increase (decrease) in shares outstanding	(1,374,023)	$(35,139,132)	153,938	$3,723,538

	C Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	110,708	$2,694,165	549,320	$14,941,345
Reinvestment of dividends	63,912	1,678,970	251,124	5,396,667
Shares redeemed	(1,352,619)	(33,637,583)	(1,071,380)	(27,748,192)

Net (decrease) in shares outstanding	(1,177,999)	$(29,264,448)	(270,936)	$(7,410,180)

	R6 Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,342,503	$83,664,916	3,785,688	$108,434,104
Reinvestment of dividends	343,626	9,322,560	570,694	12,669,411
Shares redeemed	(1,805,883)	(46,987,246)	(1,050,587)	(29,551,825)

Net increase in shares outstanding	1,880,246	$46,000,230	3,305,795	$91,551,690

A Commencement of operations.

B Seed capital was received on April 30, 2018 in the amount of $100,000 for the R6 Class. As a result, shares were issued in the amount of 3,237 for R6 Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

43

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended December 31,		Year EndedB December 31,	Six Months Ended December 31,		Year Ended June 30,

	2019	2018	2017	2016		2016	2015

Net asset value, beginning of period	$25.27	$29.88	$24.47	$22.77		$23.71	$20.51

Income (loss) from investment operations:
Net investment income	0.10	0.13	0.10	0.04		0.07	0.17	C
Net gains (losses) on investments (both realized and unrealized)	7.55	(1.99)	6.56	1.82		(0.90)	3.14

Total income (loss) from investment operations	7.65	(1.86)	6.66	1.86		(0.83)	3.31

Less distributions:
Dividends from net investment income	-	(0.11)	(0.08)	(0.16)		(0.11)	(0.11)
Distributions from net realized gains	(3.08)	(2.64)	(1.17)	-		-	-

Total distributions	(3.08)	(2.75)	(1.25)	(0.16)		(0.11)	(0.11)

Net asset value, end of period	$29.84	$25.27	$29.88	$24.47		$22.77	$23.71

Total returnD	30.27%	(6.03)%	27.21%	8.15	%E	(3.52)%	16.19%

Ratios and supplemental data:
Net assets, end of period	$118,831,764	$151,163,119	$178,062,388	$133,638,400		$136,460,611	$156,493,513
Ratios to average net assets:
Expenses, before reimbursements	0.90%	0.93%	1.06%	1.02	%F	0.89%	0.81%
Expenses, net of reimbursements	0.81%	0.81%	0.81%	0.81	%F	0.83%	0.81%
Net investment income, before expense reimbursements	0.19%	0.26%	0.15%	0.12	%F	0.30%	0.75%
Net investment income, net of reimbursements	0.28%	0.38%	0.40%	0.33	%F	0.35%	0.75%
Portfolio turnover rate	77%	60%	78%	40	%E	100%	48%

A	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
B

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,		Year EndedA December 31,	Six Months Ended December 31,		February 5, 2016B to June 30,
	2019	2018	2017	2016		2016

Net asset value, beginning of period	$25.21	$29.82	$24.45	$22.77		$20.46

Income (loss) from investment operations:
Net investment income	0.05	0.12	0.05	0.03		0.03
Net gains (losses) on investments (both realized and unrealized)	7.54	(1.98)	6.57	1.81		2.28

Total income (loss) from investment operations	7.59	(1.86)	6.62	1.84		2.31

Less distributions:
Dividends from net investment income	-	(0.11)	(0.08)	(0.16)		-
Distributions from net realized gains	(3.08)	(2.64)	(1.17)	-		-

Total distributions	(3.08)	(2.75)	(1.25)	(0.16)		-

Net asset value, end of period	$29.72	$25.21	$29.82	$24.45		$22.77

Total returnC	30.11%	(6.04)%	27.06%	8.06	%D	11.29	%D

Ratios and supplemental data:
Net assets, end of period	$2,036,785	$2,306,982	$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.97%	1.13%	1.09	%E	4.00	%E
Expenses, net of reimbursements	0.91%	0.91%	0.91%	0.91	%E	0.91	%E
Net investment income (loss), before expense reimbursements	0.12%	0.27%	0.08%	0.11	%E	(2.69	)%E
Net investment income, net of reimbursements	0.16%	0.33%	0.30%	0.28	%E	0.40	%E
Portfolio turnover rate	77%	60%	78%	40	%D	100	%F

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,			Year EndedA December 31,	Six Months Ended December 31,		February 5, 2016B to June 30,
	2019	2018		2017	2016		2016

Net asset value, beginning of period	$25.05	$29.65		$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.01		(0.01)	(0.01)		0.01
Net gains (losses) on investments (both realized and unrealized)	7.49	(1.94)		6.53	1.81		2.27

Total income (loss) from investment operations	7.45	(1.93)		6.52	1.80		2.28

Less distributions:
Dividends from net investment income	-	(0.03)		(0.08)	(0.16)		-
Distributions from net realized gains	(3.08)	(2.64)		(1.17)	-		-

Total distributions	(3.08)	(2.67)		(1.25)	(0.16)		-

Net asset value, end of period	$29.42	$25.05		$29.65	$24.38		$22.74

Total returnC	29.74%	(6.33)%		26.72%	7.90	%D	11.14	%D

Ratios and supplemental data:
Net assets, end of period	$71,928,098	$65,869,325		$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%		1.40%	1.55	%E	8.43	%E
Expenses, net of reimbursements	1.19%	1.19%		1.19%	1.19	%E	1.18	%E
Net investment (loss), before expense reimbursements	(0.11)%	(0.01)%		(0.66)%	(0.35	)%E	(7.08	)%E
Net investment income (loss), net of reimbursements	(0.10)%	0.00	%F	(0.45)%	0.02	%E	0.17	%E
Portfolio turnover rate	77%	60%		78%	40	%D	100	%G

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Amount represents less than 0.005% of average net assets.
G	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

46

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,		Year EndedA December 31,		Six Months Ended December 31,		February 5, 2016B to June 30,
	2019	2018	2017		2016		2016

Net asset value, beginning of period	$25.12	$29.70	$24.39		$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.11)	0.00	C	0.00	C	0.00	C
Net gains (losses) on investments (both realized and unrealized)	7.50	(1.83)	6.54		1.81		2.28

Total income (loss) from investment operations	7.47	(1.94)	6.54		1.81		2.28

Less distributions:
Dividends from net investment income	-	-	(0.06)		(0.16)		-
Distributions from net realized gains	(3.08)	(2.64)	(1.17)		-		-

Total distributions	(3.08)	(2.64)	(1.23)		(0.16)		-

Net asset value, end of period	$29.51	$25.12	$29.70		$24.39		$22.74

Total returnD	29.74%	(6.35)%	26.79%		7.94	%E	11.14	%E

Ratios and supplemental data:
Net assets, end of period	$2,029,102	$1,700,188	$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements	1.18%	1.25%	1.44%		1.43	%F	5.25	%F
Expenses, net of reimbursements	1.21%	1.21%	1.21%		1.21	%F	1.21	%F
Net investment (loss), before expense reimbursements	(0.09)%	(0.09)%	(0.23)%		(0.26	)%F	(4.01	)%F
Net investment income (loss), net of reimbursements	(0.12)%	(0.05)%	0.00	%G	(0.05	)%F	0.02	%F
Portfolio turnover rate	77%	60%	78%		40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount rounds to less than 0.005%.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,		Year EndedA December 31,	Six Months Ended December 31,		February 5, 2016B to June 30,
	2019	2018	2017	2016		2016

Net asset value, beginning of period	$24.55	$29.30	$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment (loss)	(0.20)	(0.17)	(0.10)	(0.13)		(0.04)
Net gains (losses) on investments (both realized and unrealized)	7.26	(1.94)	6.35	1.84		2.25

Total income (loss) from investment operations	7.06	(2.11)	6.25	1.71		2.21

Less distributions:
Dividends from net investment income	-	-	-	(0.16)		-
Distributions from net realized gains	(3.08)	(2.64)	(1.17)	-		-

Total distributions	(3.08)	(2.64)	(1.17)	(0.16)		-

Net asset value, end of period	$28.53	$24.55	$29.30	$24.22		$22.67

Total returnC	28.75%	(7.02)%	25.78%	7.52	%D	10.80	%D

Ratios and supplemental data:
Net assets, end of period	$1,086,848	$798,319	$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements	1.92%	1.95%	2.09%	2.18	%E	7.33	%E
Expenses, net of reimbursements	1.96%	1.96%	1.96%	1.96	%E	1.96	%E
Net investment (loss), before expense reimbursements	(0.83)%	(0.76)%	(0.90)%	(1.04	)%E	(5.98	)%E
Net investment (loss), net of reimbursements	(0.87)%	(0.77)%	(0.77)%	(0.81	)%E	(0.62	)%E
Portfolio turnover rate	77%	60%	78%	40	%D	100	%F

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31, 2019	April 30, 2018A to December 31, 2018

Net asset value, beginning of period	$25.28	$30.89

Income from investment operations:
Net investment income	0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	7.56	(2.98)

Total income (loss) from investment operations	7.66	(2.86)

Less distributions:
Dividends from net investment income	-	(0.11)
Distributions from net realized gains	(3.08)	(2.64)

Total distributions	(3.08)	(2.75)

Net asset value, end of period	$29.86	$25.28

Total returnB	30.30%	(9.07	)%C

Ratios and supplemental data:
Net assets, end of period	$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements	0.84%	4.15	%D
Expenses, net of reimbursements	0.76%	0.76	%D
Net investment income (loss), before expense reimbursements	0.25%	(2.85	)%D
Net investment income, net of reimbursements	0.33%	0.54	%D
Portfolio turnover rate	77%	60	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$22.61	$28.57	$26.08	$22.75	$23.89

Income (loss) from investment operations:
Net investment income	0.55	0.45	0.37	0.38	0.28
Net gains (losses) on investments (both realized and unrealized)	5.13	(4.28)	3.78	3.32	(0.58)

Total income (loss) from investment operations	5.68	(3.83)	4.15	3.70	(0.30)

Less distributions:
Dividends from net investment income	(0.54)	(0.47)	(0.39)	(0.35)	(0.29)
Distributions from net realized gains	(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(1.15)	(2.13)	(1.66)	(0.37)	(0.84)

Net asset value, end of period	$27.14	$22.61	$28.57	$26.08	$22.75

Total returnB	25.11%	(13.28)%	15.88%	16.24%	(1.23)%

Ratios and supplemental data:
Net assets, end of period	$1,205,569,140	$1,442,789,043	$1,547,760,278	$1,185,013,905	$682,849,171
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.72%	0.72%	0.73%	0.75%
Expenses, net of reimbursements	0.73%	0.72%	0.72%	0.73%	0.79%
Net investment income, before expense reimbursements	1.71%	1.63%	1.41%	1.69%	1.61%
Net investment income, net of reimbursements	1.71%	1.63%	1.41%	1.69%	1.57%
Portfolio turnover rate	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$22.54	$28.49	$26.01	$22.69	$23.84

Income (loss) from investment operations:
Net investment income	0.46	0.44	0.33	0.32	0.27
Net gains (losses) on investments (both realized and unrealized)	5.19	(4.28)	3.79	3.35	(0.57)

Total income (loss) from investment operations	5.65	(3.84)	4.12	3.67	(0.30)

Less distributions:
Dividends from net investment income	(0.52)	(0.45)	(0.37)	(0.33)	(0.30)
Distributions from net realized gains	(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(1.13)	(2.11)	(1.64)	(0.35)	(0.85)

Net asset value, end of period	$27.06	$22.54	$28.49	$26.01	$22.69

Total returnB	25.06%	(13.35)%	15.82%	16.17%	(1.26)%

Ratios and supplemental data:
Net assets, end of period	$1,455,648,440	$1,502,519,807	$1,547,228,114	$879,852,983	$414,585,125
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.79%	0.79%	0.80%	0.81%
Expenses, net of reimbursements	0.80%	0.79%	0.79%	0.80%	0.81%
Net investment income, before expense reimbursements	1.65%	1.57%	1.35%	1.63%	1.55%
Net investment income, net of reimbursements	1.65%	1.57%	1.35%	1.63%	1.55%
Portfolio turnover rate	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$22.50	$28.41	$25.93	$22.64	$23.77

Income (loss) from investment operations:
Net investment income	0.62	0.43	0.32	0.27	0.25
Net gains (losses) on investments (both realized and unrealized)	4.95	(4.33)	3.71	3.31	(0.61)

Total income (loss) from investment operations	5.57	(3.90)	4.03	3.58	(0.36)

Less distributions:
Dividends from net investment income	(0.41)	(0.35)	(0.28)	(0.27)	(0.22)
Distributions from net realized gains	(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(1.02)	(2.01)	(1.55)	(0.29)	(0.77)

Net asset value, end of period	$27.05	$22.50	$28.41	$25.93	$22.64

Total returnB	24.74%	(13.60)%	15.52%	15.81%	(1.51)%

Ratios and supplemental data:
Net assets, end of period	$587,724,123	$886,572,501	$1,387,184,369	$1,583,853,257	$977,719,149
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.05%	1.06%	1.08%	1.09%
Expenses, net of reimbursements	1.08%	1.05%	1.06%	1.08%	1.09%
Net investment income, before expense reimbursements	1.37%	1.26%	1.04%	1.35%	1.28%
Net investment income, net of reimbursements	1.37%	1.26%	1.04%	1.35%	1.28%
Portfolio turnover rate	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$22.41	$28.32	$25.82	$22.53	$23.66

Income (loss) from investment operations:
Net investment income	0.58	0.36	0.42	0.32	0.27
Net gains (losses) on investments (both realized and unrealized)	4.95	(4.25)	3.58	3.24	(0.64)

Total income (loss) from investment operations	5.53	(3.89)	4.00	3.56	(0.37)

Less distributions:
Dividends from net investment income	(0.41)	(0.36)	(0.23)	(0.25)	(0.21)
Distributions from net realized gains	(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(1.02)	(2.02)	(1.50)	(0.27)	(0.76)

Net asset value, end of period	$26.92	$22.41	$28.32	$25.82	$22.53

Total returnB	24.70%	(13.60)%	15.46%	15.79%	(1.56)%

Ratios and supplemental data:
Net assets, end of period	$58,637,332	$79,610,028	$96,229,248	$152,520,884	$147,394,607
Ratios to average net assets:
Expenses, before reimbursements	1.10%	1.07%	1.08%	1.12%	1.12%
Expenses, net of reimbursements	1.10%	1.07%	1.08%	1.12%	1.12%
Net investment income, before expense reimbursements	1.35%	1.28%	1.01%	1.31%	1.25%
Net investment income, net of reimbursements	1.35%	1.28%	1.01%	1.31%	1.25%
Portfolio turnover rate	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$21.86	$27.63	$25.27	$22.08	$23.27

Income (loss) from investment operations:
Net investment income	0.21	0.16	0.08	0.13	0.13
Net gains (losses) on investments (both realized and unrealized)	4.99	(4.12)	3.62	3.16	(0.66)

Total income (loss) from investment operations	5.20	(3.96)	3.70	3.29	(0.53)

Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.07)	(0.08)	(0.11)
Distributions from net realized gains	(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(0.81)	(1.81)	(1.34)	(0.10)	(0.66)

Net asset value, end of period	$26.25	$21.86	$27.63	$25.27	$22.08

Total returnB	23.79%	(14.23)%	14.62%	14.91%	(2.27)%

Ratios and supplemental data:
Net assets, end of period	$59,409,216	$75,231,917	$102,553,616	$100,447,531	$84,411,378
Ratios to average net assets:
Expenses, before reimbursements	1.81%	1.79%	1.83%	1.86%	1.87%
Expenses, net of reimbursements	1.81%	1.79%	1.83%	1.86%	1.87%
Net investment income, before expense reimbursements	0.63%	0.54%	0.28%	0.57%	0.48%
Net investment income, net of reimbursements	0.63%	0.54%	0.28%	0.57%	0.48%
Portfolio turnover rate	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,		April 28, 2017A to December 31,
	2019	2018	2017

Net asset value, beginning of period	$22.59	$28.55	$26.73

Income from investment operations:
Net investment income	0.49	0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	5.20	(4.37)	3.37

Total income (loss) from investment operations	5.69	(3.83)	3.48

Less distributions:
Dividends from net investment income	(0.55)	(0.47)	(0.39)
Distributions from net realized gains	(0.61)	(1.66)	(1.27)

Total distributions	(1.16)	(2.13)	(1.66)

Net asset value, end of period	$27.12	$22.59	$28.55

Total returnB	25.17%	(13.27)%	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$227,580,520	$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.70%	0.75	%D
Expenses, net of reimbursements	0.70%	0.70%	0.71	%D
Net investment income, before expense reimbursements	1.76%	1.69%	1.44	%D
Net investment income, net of reimbursements	1.76%	1.69%	1.48	%D
Portfolio turnover rate	44%	49%	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

December 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bridgeway Large Cap Growth	100%
Bridgeway Large Cap Value	100%

Qualified Dividend Income:

Bridgeway Large Cap Growth	100%
Bridgeway Large Cap Value	100%

Long-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$18,228,309
Bridgeway Large Cap Value	79,299,619

Short-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$439,317
Bridgeway Large Cap Value	76,832

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (83)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); ; Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19. As of 1/1/2020 both Messrs. Feld and Massman retired from the Board.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

64

American Beacon FundsSM

Privacy Policy

December 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

65

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66

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 12/19

American Beacon®
FUNDS

2019 ANNUAL REPORT

December 31, 2019

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2019 (Unaudited)

The domestic equity market was strong for the 12-month period under review despite uncertainty surrounding tariff, political and economic headlines. The 31.5% return of the S&P 500 Index (the “Index”) was its highest annual return since 2013; the Index recorded 35 all-time highs during the year. Large-capitalization stocks outpaced small, and Growth stocks outperformed Value stocks across market caps. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 6.1 percentage points, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 9.9 percentage points.

In the first quarter of 2019, the Index returned 13.7%, as aforementioned investor fears eased allowing equity markets to recoup nearly all declines from the fourth quarter of the 2018 market drawdown. This strong reversal was particularly driven by an increasingly optimistic outlook on U.S.-China trade talks, better-than-expected domestic GDP growth of 3.1%, healthy wage growth of 3.4%, and the Federal Reserve (the “Fed”) shifting to a more accommodative and “patient” stance.

Negative trade news flow between the U.S. and trading partners China and Mexico inundated investors during the second quarter of 2019 and drove market volatility. Optimism around U.S.-China trade relations quickly flipped negative with an announcement by the U.S. of a third round of tariffs. Additionally, the U.S. threatened a 5% tariff against Mexico. The tariff headlines, coupled with lower 2019 profit growth estimates for the Index, led to poor equity returns in May. However, Mexico’s ratification of the new United States-Mexico-Canada Agreement, which replaces the 25-year-old North American Free Trade Agreement, as well as supportive macro data, such as a continued low unemployment rate of 3.6%, pushed the market higher for another consecutive quarter.

Trade-war rhetoric moved markets again in the third quarter of 2019. A fourth round of tariffs was announced and implemented, and the U.S. Department of the Treasury also designated China as a currency manipulator. Conversely, U.S. retail sales grew at a much better pace compared to the end of 2018 (4.4% year-over-year in August 2019 versus 1.5% in December 2018). Monetary conditions were again eased after the Fed cut its target rate twice during the third quarter of 2019, citing uncertainties in the global economic outlook.

A strong Index return of 9.1% in the fourth quarter of 2019 pushed the Index return for the 12-month period to 31.5%. Despite a slower U.S. economic growth rate of 2.1%, unemployment again achieved another 50-year low at 3.5%. In addition, domestic retail sales continued to grow at an increasing rate of 5.8% year-over-year in December, providing evidence the U.S. consumer remained healthy. October tariffs on China were canceled and, by the end of the year, Phase One of the U.S.-China trade deal was all but signed, causing business clarity and improved CEO confidence.

As the year ended, equity markets moved solidly higher in 2019, supported mainly by expanded price-to-earnings multiples as a result of controlled inflation trends and a variety of economic metrics that served as a “no recession now” signal.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 31.28% for the twelve months ended December 31, 2019. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of 35.47% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2009 through 12/31/2019

Total Returns for the Period Ended December 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2009- 12/31/2019
Institutional Class (1,2,8) .	SFMIX	31.79%	20.03%	12.77%	14.31%	$38,083
Y Class (1,3,8) . . . . .	SMFYX	31.62%	19.89%	12.63%	14.16%	$37,608
Investor Class (1,8)	STMGX	31.28%	19.63%	12.38%	13.92%	$36,823
A without Sales Charge (1,4,8)	SMFAX	31.22%	19.56%	12.31%	13.87%	$36,656
A with Sales Charge (1,4,8)	SMFAX	23.67%	17.22%	10.99%	13.20%	$34,563
C without Sales Charge (1,5,8)	SMFCX	30.31%	18.68%	11.48%	13.22%	$34,607
C with Sales Charge (1,5,8)	SMFCX	29.31%	18.68%	11.48%	13.22%	$34,607
R6 (1,6,8)	SFMRX	31.84%	20.04%	12.77%	14.31%	$38,097

Russell Midcap® Growth Index (7)		35.47%	17.36%	11.60%	14.24%	$37,856
S&P 500 Index (7)		31.49%	15.27%	11.70%	13.56%	$35,666

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-9687-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for 2007 through 2013 and for 2018 and 2019.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

2.

A portion of the fees charged to the Institutional Class has been waived since Class inception (August 31, 2006). Performance prior to waiving fees was lower than the actual returns shown since inception.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/09 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/09. A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived from 2017 through 2019. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, and 2017 through 2019.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/09 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/09. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, and waived in 2016 and 2018. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, 2016 and 2018. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the one-year, three-year, five-year and ten-year periods represents the returns achieved by the Investor Class from 12/31/09 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/09. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, and waived in 2016 through 2018. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014 and for 2016 through 2018. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 12/31/09 up to 12/31/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/09. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/ or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 1.03%, 1.07%, 1.27%, 1.32%, 2.06% and 0.98%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both sector allocation and stock selection for the period.

As it relates to sector allocation, the Fund’s cash position served as a drag on performance relative to the benchmark. The Fund also held an overweight to Health Care, which further detracted from relative returns. Offsetting some of this performance were underweights to the Materials and Consumer Discretionary sectors.

From a stock selection standpoint, holdings in the Health Care and Consumer Discretionary sectors detracted the most from relative returns. In Health Care, Abiomed, Inc. was down 50.8% and Covetrus, Inc. was down 65.6% for the period. Within Consumer Discretionary, the Fund held Grubhub, Inc. (down 54.8%), Canada Goose Holdings, Inc. (down 23.2%) and Ollie’s Bargain Outlet Holdings, Inc. (down 6.5%).

In contrast, stock selection in the Communication Services sector contributed to relative returns. The Fund avoided Index-position Twitter, Inc., which had a volatile year before ending up 11.5%. Also boosting relative

4

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

returns were absences from CBS Corp. Class B, Non-Voting (down 6.6%) and TripAdvisor, Inc. (down 36.7%) in the Index. Selections in Industrials also positively impacted performance during the period, with holdings CoStar Group, Inc. up 76.7% and Copart, Inc. up 90.4%.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Burlington Stores, Inc.		2.0
Live Nation Entertainment, Inc.		2.0
CoStar Group, Inc.		1.9
MarketAxess Holdings, Inc.		1.9
Copart, Inc.		1.8
Global Payments, Inc.		1.8
Verisk Analytics, Inc.		1.8
Aspen Technology, Inc.		1.7
DexCom, Inc.		1.7
IDEXX Laboratories, Inc.		1.7

Total Fund Holdings	91

Sector Allocation (% Equities)
Information Technology		34.0
Health Care		20.6
Industrials		14.5
Consumer Discretionary		14.5
Communication Services		6.6
Financials		5.4
Consumer Staples		2.4
Energy		2.0

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 22.49% for the twelve months ended December 31, 2019, underperforming the Russell 2000® Growth Index (the “Index”) return of 28.48% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2009 through 12/31/2019

Total Returns for the Period Ended December 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2009- 12/31/2019
Institutional Class (1,2,8)	STSIX	22.92%	14.88%	9.71%	12.68%	$33,011
Y Class (1,3,8)	SPWYX	22.82%	14.81%	9.60%	12.55%	$32,624
Investor Class (1,8)	STSGX	22.49%	14.56%	9.39%	12.37%	$32,099
A without Sales Charge (1,4,8)	SPWAX	22.48%	14.53%	9.34%	12.28%	$31,840
A with Sales Charge (1,4,8)	SPWAX	15.45%	12.31%	8.06%	11.61%	$30,005
C without Sales Charge (1,5,8)	SPWCX	21.56%	13.67%	8.49%	11.61%	$30,001
C with Sales Charge (1,5,8)	SPWCX	20.56%	13.67%	8.49%	11.61%	$30,001
R6 Class (1,6,8)	STSRX	22.92%	14.88%	9.71%	12.68%	$33,011

Russell 2000® Growth Index (7)		28.48%	12.49%	9.34%	13.01%	$33,965
S&P 500 Index (7)		31.49%	15.27%	11.70%	13.56%	$35,666

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, and fully recovered in 2017. Performance prior to waiving fees was lower than actual returns shown for 2005 through 2013 and for 2015.

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

2.

A portion of the fees charged to the Institutional Class was waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2006 through 2013.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/09 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/09. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2013.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/09 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/09. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/09 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/09. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance represents the returns achieved by the Institutional Class from 12/31/09 up to 4/30/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/09. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 1.04%, 1.10%, 1.33%, 1.33%, 2.10% and 1.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both security selection and sector allocation.

Security selection detracted the most value for the period, led by positions in Health Care and Communication Services. In the Health Care sector, the Fund did not hold Index-positions Array Biopharma, Inc. (up 225.1%) and Arrowhead Pharmaceuticals, Inc. (up 410.7%). The Fund’s position in Ligand Pharmaceuticals, Inc. (down 23.0%) further dragged on relative performance. Within Communication Services, ANGI Homeservices, Inc., A Class was down 44.8% and Boingo Wireless, Inc. was down 46.9% during the year.

The aforementioned performance was partially offset by selections in the Fund’s Information Technology sector. In this sector, the following companies contributed the most to relative performance: PROS Holdings, Inc. was up 90.7%, Globant S.A. was up 88.4%, and Manhattan Associates, Inc. was up 88.3%.

As it relates to sector allocation, the Fund’s cash position was a detractor from relative performance. An overweight to Financials, one of the lowest performers for the Index, further impacted returns for the period. Slightly offsetting some of this performance was a sizeable overweight to Information Technology, the second-best performer for the Index, as well as an underweight to Materials.

7

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
ICON PLC		2.3
Euronet Worldwide, Inc.		1.8
Trex Co., Inc.		1.8
Aspen Technology, Inc.		1.7
Encore Capital Group, Inc.		1.7
Five9, Inc.		1.7
PRA Group, Inc.		1.7
PROS Holdings, Inc.		1.7
Repligen Corp.		1.7
Omnicell, Inc.		1.6

Total Fund Holdings	90

Sector Allocation (% Equities)
Information Technology		34.1
Health Care		21.3
Industrials		16.6
Consumer Discretionary		13.5
Financials		8.7
Consumer Staples		2.1
Communication Services		2.0
Materials		1.0
Energy		0.7

8

American Beacon FundsSM

Expense Examples

December 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2019 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$1,042.80	$4.58
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$1,042.00	$5.10
Hypothetical**	$1,000.00	$1,020.22	$5.04
Investor Class
Actual	$1,000.00	$1,040.90	$6.38
Hypothetical**	$1,000.00	$1,018.96	$6.31
A Class
Actual	$1,000.00	$1,040.20	$6.58
Hypothetical**	$1,000.00	$1,018.75	$6.51
C Class
Actual	$1,000.00	$1,036.90	$10.17
Hypothetical**	$1,000.00	$1,015.22	$10.06
R6 Class
Actual	$1,000.00	$1,042.80	$4.33
Hypothetical**	$1,000.00	$1,020.97	$4.28

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.24%, 1.28%, 1.98%, and 0.84% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$998.20	$5.24
Hypothetical**	$1,000.00	$1,019.96	$5.30
Y Class
Actual	$1,000.00	$997.60	$5.59
Hypothetical**	$1,000.00	$1,019.61	$5.65
Investor Class
Actual	$1,000.00	$996.00	$6.74
Hypothetical**	$1,000.00	$1,018.45	$6.82
A Class
Actual	$1,000.00	$996.60	$6.69
Hypothetical**	$1,000.00	$1,018.50	$6.77
C Class
Actual	$1,000.00	$992.00	$10.54
Hypothetical**	$1,000.00	$1,014.62	$10.66
R6 Class
Actual	$1,000.00	$997.60	$4.78
Hypothetical**	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.11%, 1.34%, 1.33%, 2.10%, and 0.95% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2020

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 97.53%

Communication Services - 6.44%

Entertainment - 5.01%
Electronic Arts, Inc.A	30,171	$3,243,684
Live Nation Entertainment, Inc.A	95,984	6,859,977
Spotify Technology S.A.A	27,329	4,087,052
Take-Two Interactive Software, Inc.A	27,384	3,352,623

		17,543,336

Interactive Media & Services - 1.43%
IAC/InterActiveCorpA	20,090	5,004,620

Total Communication Services		22,547,956

Consumer Discretionary - 14.12%

Diversified Consumer Services - 1.88%
Bright Horizons Family Solutions, Inc.A	31,228	4,693,256
Grand Canyon Education, Inc.A	19,867	1,903,060

		6,596,316

Hotels, Restaurants & Leisure - 2.36%
Domino’s Pizza, Inc.	17,818	5,234,572
MGM Resorts International	90,834	3,022,047

		8,256,619

Internet & Direct Marketing Retail - 1.41%
MercadoLibre, Inc.A	8,610	4,924,403

Multiline Retail - 1.03%
Ollie’s Bargain Outlet Holdings, Inc.A B	55,331	3,613,668

Specialty Retail - 5.60%
Aaron’s, Inc.	73,489	4,196,957
Burlington Stores, Inc.A	30,663	6,992,084
Five Below, Inc.A	32,869	4,202,630
Ross Stores, Inc.	36,154	4,209,049

		19,600,720

Textiles, Apparel & Luxury Goods - 1.84%
Canada Goose Holdings, Inc.A B	39,544	1,433,074
Lululemon Athletica, Inc.A	21,704	5,028,166

		6,461,240

Total Consumer Discretionary		49,452,966

Consumer Staples - 2.30%

Beverages - 2.30%
Brown-Forman Corp., Class B	53,263	3,600,579
Monster Beverage Corp.A	70,486	4,479,385

		8,079,964

Total Consumer Staples		8,079,964

Energy - 1.94%

Energy Equipment & Services - 0.34%
Core Laboratories N.V.	31,909	1,202,012

Oil, Gas & Consumable Fuels - 1.60%
Cabot Oil & Gas Corp.	120,995	2,106,523
Parsley Energy, Inc., Class A	73,231	1,384,798

See accompanying notes

12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 97.53% (continued)

Energy - 1.94% (continued)

Oil, Gas & Consumable Fuels - 1.60% (continued)
Pioneer Natural Resources Co.	13,872	$2,099,805

		5,591,126

Total Energy		6,793,138

Financials - 5.30%

Banks - 1.21%
SVB Financial GroupA	16,901	4,242,827

Capital Markets - 3.06%
MarketAxess Holdings, Inc.	17,146	6,500,220
Tradeweb Markets, Inc., Class A	90,946	4,215,347

		10,715,567

Consumer Finance - 1.03%
FirstCash, Inc.	44,646	3,599,807

Total Financials		18,558,201

Health Care - 20.08%

Biotechnology - 0.95%
Alexion Pharmaceuticals, Inc.A	17,968	1,943,239
Exelixis, Inc.A	77,986	1,374,114

		3,317,353

Health Care Equipment & Supplies - 10.18%
ABIOMED, Inc.A	9,765	1,665,811
Align Technology, Inc.A	9,047	2,524,475
DexCom, Inc.A	27,823	6,086,003
Hologic, Inc.A	69,622	3,634,965
IDEXX Laboratories, Inc.A	23,105	6,033,409
Insulet Corp.A	14,042	2,403,990
Intuitive Surgical, Inc.A	7,635	4,513,430
ResMed, Inc.	38,099	5,904,202
Varian Medical Systems, Inc.A	20,383	2,894,590

		35,660,875

Health Care Providers & Services - 1.37%
Acadia Healthcare Co., Inc.A B	64,373	2,138,471
Henry Schein, Inc.A	39,961	2,666,198

		4,804,669

Health Care Technology - 2.07%
Cerner Corp.	56,510	4,147,269
Veeva Systems, Inc., Class AA	22,155	3,116,322

		7,263,591

Life Sciences Tools & Services - 4.96%
ICON PLCA	30,701	5,287,633
Illumina, Inc.A	17,064	5,660,811
PRA Health Sciences, Inc.A	31,880	3,543,462
QIAGEN N.V.A	85,766	2,898,891

		17,390,797

Pharmaceuticals - 0.55%
Pacira BioSciences, Inc.A	42,218	1,912,476

Total Health Care		70,349,761

See accompanying notes

13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 97.53% (continued)

Industrials - 14.18%

Aerospace & Defense - 2.37%
HEICO Corp., Class A	43,320	$3,878,440
L3Harris Technologies, Inc.	22,282	4,408,939

		8,287,379

Air Freight & Logistics - 0.45%
CH Robinson Worldwide, Inc.B	20,085	1,570,647

Commercial Services & Supplies - 1.75%
Copart, Inc.A	67,395	6,128,901

Electrical Equipment - 1.57%
Rockwell Automation, Inc.	16,764	3,397,560
Sensata Technologies Holding PLCA	39,031	2,102,600

		5,500,160

Industrial Conglomerates - 0.96%
Roper Technologies, Inc.	9,453	3,348,536

Machinery - 0.57%
Middleby Corp.A	18,406	2,015,825

Professional Services - 4.80%
CoStar Group, Inc.A	11,110	6,647,113
IHS Markit Ltd.A	51,987	3,917,221
Verisk Analytics, Inc.	41,903	6,257,794

		16,822,128

Road & Rail - 0.89%
JB Hunt Transport Services, Inc.	26,648	3,111,953

Trading Companies & Distributors - 0.82%
Fastenal Co.	78,097	2,885,684

Total Industrials		49,671,213

Information Technology - 33.17%

Electronic Equipment, Instruments & Components - 5.02%
Cognex Corp.	72,970	4,089,239
FLIR Systems, Inc.	95,668	4,981,433
IPG Photonics Corp.A B	18,655	2,703,482
Keysight Technologies, Inc.A	35,174	3,609,908
National Instruments Corp.	51,561	2,183,093

		17,567,155

IT Services - 8.30%
Euronet Worldwide, Inc.A	34,279	5,400,999
Fiserv, Inc.A	38,696	4,474,418
Global Payments, Inc.	34,930	6,376,821
Shopify, Inc., Class AA	12,712	5,054,037
Square, Inc., Class AA B	50,246	3,143,390
WEX, Inc.A	22,063	4,621,316

		29,070,981

Semiconductors & Semiconductor Equipment - 3.94%
Microchip Technology, Inc.B	56,263	5,891,861
NXP Semiconductors N.V.	15,865	2,018,980
ON Semiconductor Corp.A	81,419	1,984,995

See accompanying notes

14

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 97.53% (continued)

Information Technology - 33.17% (continued)

Semiconductors & Semiconductor Equipment - 3.94% (continued)
Xilinx, Inc.	39,894	$3,900,437

		13,796,273

Software - 15.91%
ANSYS, Inc.A	13,013	3,349,676
Aspen Technology, Inc.A	50,073	6,055,328
Autodesk, Inc.A	29,417	5,396,843
Cadence Design Systems, Inc.A	85,111	5,903,299
Coupa Software, Inc.A B	6,279	918,304
DocuSign, Inc.A	48,023	3,558,984
Dropbox, Inc., Class AA	83,657	1,498,297
Envestnet, Inc.A	48,636	3,386,524
Fortinet, Inc.A	31,687	3,382,904
Guidewire Software, Inc.A B	11,636	1,277,284
Palo Alto Networks, Inc.A	15,999	3,699,769
Proofpoint, Inc.A	26,142	3,000,579
PTC, Inc.A	34,074	2,551,802
RingCentral, Inc., Class AA	21,192	3,574,454
Splunk, Inc.A	30,448	4,560,197
Tyler Technologies, Inc.A	12,094	3,628,442

		55,742,686

Total Information Technology		116,177,095

Total Common Stocks (Cost $273,794,874)		341,630,294

SHORT-TERM INVESTMENTS - 2.35% (Cost $8,224,439)

Investment Companies - 2.35%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	8,224,439	8,224,439

SECURITIES LENDING COLLATERAL - 0.39% (Cost $1,361,768)

Investment Companies - 0.39%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	1,361,768	1,361,768

TOTAL INVESTMENTS - 100.27% (Cost $283,381,081)		351,216,501
LIABILITIES, NET OF OTHER ASSETS - (0.27%)		(961,209)

TOTAL NET ASSETS - 100.00%		$350,255,292

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S.Treasuries, at December 31, 2019 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$341,630,294	$-	$-	$341,630,294
Short-Term Investments	8,224,439	-	-	8,224,439
Securities Lending Collateral	1,361,768	-	-	1,361,768

Total Investments in Securities - Assets	$351,216,501	$-	$-	$351,216,501

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 100.00%

Communication Services - 2.02%

Entertainment - 0.56%
Take-Two Interactive Software, Inc.A	17,525	$2,145,586

Interactive Media & Services - 0.79%
ANGI Homeservices, Inc., Class AA B	354,316	3,001,056

Wireless Telecommunication Services - 0.67%
Boingo Wireless, Inc.A	234,123	2,563,647

Total Communication Services		7,710,289

Consumer Discretionary - 13.52%

Diversified Consumer Services - 4.48%
Bright Horizons Family Solutions, Inc.A	38,182	5,738,373
Chegg, Inc.A	154,466	5,855,806
Grand Canyon Education, Inc.A	36,013	3,449,685
OneSpaWorld Holdings Ltd.A	122,869	2,069,114

		17,112,978

Hotels, Restaurants & Leisure - 1.03%
Wingstop, Inc.	45,625	3,934,244

Multiline Retail - 1.53%
Ollie’s Bargain Outlet Holdings, Inc.A B	89,457	5,842,436

Specialty Retail - 5.88%
Aaron’s, Inc.	106,574	6,086,441
Boot Barn Holdings, Inc.A	67,190	2,991,971
Five Below, Inc.A	35,703	4,564,986
Floor & Decor Holdings, Inc., Class AA	95,524	4,853,574
Monro, Inc.	12,343	965,223
Sportsman’s Warehouse Holdings, Inc.A	369,043	2,963,415

		22,425,610

Textiles, Apparel & Luxury Goods - 0.60%
Canada Goose Holdings, Inc.A B	62,841	2,277,358

Total Consumer Discretionary		51,592,626

Consumer Staples - 2.05%

Food Products - 2.05%
Calavo Growers, Inc.B	60,801	5,507,963
Limoneira Co.	120,466	2,316,561

		7,824,524

Total Consumer Staples		7,824,524

Energy - 0.70%

Energy Equipment & Services - 0.27%
Core Laboratories N.V.B	26,795	1,009,367

Oil, Gas & Consumable Fuels - 0.43%
Parsley Energy, Inc., Class A	87,526	1,655,117

Total Energy		2,664,484

Financials - 8.75%

Banks - 0.99%
Ameris Bancorp	88,781	3,776,744

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 100.00% (continued)

Financials - 8.75% (continued)

Capital Markets - 1.24%
MarketAxess Holdings, Inc.	12,457	$4,722,573

Consumer Finance - 5.64%
Encore Capital Group, Inc.A B	187,038	6,613,664
EZCORP, Inc., Class AA B	439,911	3,000,193
FirstCash, Inc.	67,670	5,456,232
PRA Group, Inc.A	178,162	6,467,281

		21,537,370

Insurance - 0.88%
Palomar Holdings, Inc.A	66,170	3,340,923

Total Financials		33,377,610

Health Care - 21.27%

Biotechnology - 1.28%
Ligand Pharmaceuticals, Inc.A B	46,729	4,873,368

Health Care Equipment & Supplies - 5.41%
Insulet Corp.A	28,757	4,923,198
Neogen Corp.A	48,303	3,152,254
NuVasive, Inc.A	60,724	4,696,394
Penumbra, Inc.A B	29,491	4,844,487
Tandem Diabetes Care, Inc.A B	50,417	3,005,357

		20,621,690

Health Care Providers & Services - 3.15%
Acadia Healthcare Co., Inc.A	107,679	3,577,096
BioTelemetry, Inc.A	72,763	3,368,927
HealthEquity, Inc.A	68,685	5,087,498

		12,033,521

Health Care Technology - 3.43%
HealthStream, Inc.A	90,062	2,449,686
HMS Holdings Corp.A	150,222	4,446,571
Omnicell, Inc.A	75,626	6,180,157

		13,076,414

Life Sciences Tools & Services - 6.34%
Bio-Techne Corp.	19,392	4,256,738
ICON PLCA	51,544	8,877,423
PRA Health Sciences, Inc.A	40,395	4,489,904
Repligen Corp.A	71,145	6,580,913

		24,204,978

Pharmaceuticals - 1.66%
Pacira BioSciences, Inc.A	105,604	4,783,861
Supernus Pharmaceuticals, Inc.A	65,687	1,558,096

		6,341,957

Total Health Care		81,151,928

Industrials - 16.57%

Aerospace & Defense - 6.96%
AeroVironment, Inc.A	75,376	4,653,714
Axon Enterprise, Inc.A	79,659	5,837,411

See accompanying notes

17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 100.00% (continued)

Industrials - 16.57% (continued)

Aerospace & Defense - 6.96% (continued)
HEICO Corp., Class A	66,883	$5,988,035
Kratos Defense & Security Solutions, Inc.A	280,880	5,058,649
Mercury Systems, Inc.A	72,897	5,037,912

		26,575,721

Air Freight & Logistics - 1.30%
Echo Global Logistics, Inc.A	97,181	2,011,647
Hub Group, Inc., Class AA	57,660	2,957,381

		4,969,028

Building Products - 1.77%
Trex Co., Inc.A	74,979	6,739,112

Machinery - 4.56%
Kornit Digital Ltd.A B	167,200	5,723,256
Lindsay Corp.B	20,099	1,929,303
Proto Labs, Inc.A	46,345	4,706,335
RBC Bearings, Inc.A	31,962	5,060,863

		17,419,757

Professional Services - 0.55%
CoStar Group, Inc.A	3,486	2,085,674

Trading Companies & Distributors - 1.43%
SiteOne Landscape Supply, Inc.A B	60,071	5,445,436

Total Industrials		63,234,728

Information Technology - 34.08%

Electronic Equipment, Instruments & Components - 3.93%
Cognex Corp.	62,029	3,476,105
FLIR Systems, Inc.	109,985	5,726,919
National Instruments Corp.	56,683	2,399,958
nLight, Inc.A B	166,697	3,380,615

		14,983,597

IT Services - 3.53%
Euronet Worldwide, Inc.A	43,759	6,894,668
MAXIMUS, Inc.	28,536	2,122,793
WEX, Inc.A	21,160	4,432,174

		13,449,635

Semiconductors & Semiconductor Equipment - 4.54%
Inphi Corp.A	55,033	4,073,543
Power Integrations, Inc.	34,458	3,408,241
Semtech Corp.A	102,744	5,435,157
Silicon Laboratories, Inc.A	38,014	4,408,864

		17,325,805

Software - 22.08%
8x8, Inc.A	140,576	2,572,541
Aspen Technology, Inc.A	53,558	6,476,769
Cornerstone OnDemand, Inc.A	64,776	3,792,635
CyberArk Software Ltd.A	29,599	3,450,652
Envestnet, Inc.A	87,071	6,062,754
FireEye, Inc.A	218,539	3,612,450

See accompanying notes

18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 100.00% (continued)

Information Technology - 34.08% (continued)

Software - 22.08% (continued)
Five9, Inc.A	100,522	$6,592,233
Globant S.A.A	54,206	5,748,546
Guidewire Software, Inc.A	26,768	2,938,323
Manhattan Associates, Inc.A	73,067	5,827,093
Mimecast Ltd.A	60,887	2,641,278
Proofpoint, Inc.A	50,178	5,759,431
PROS Holdings, Inc.A	110,958	6,648,603
Q2 Holdings, Inc.A B	68,403	5,546,115
Qualys, Inc.A	43,524	3,628,596
Rapid7, Inc.A	49,784	2,788,900
SPS Commerce, Inc.A	69,265	3,838,666
Tyler Technologies, Inc.A	15,754	4,726,515
Varonis Systems, Inc.A B	20,668	1,606,110

		84,258,210

Total Information Technology		130,017,247

Materials - 1.04%

Chemicals - 1.04%
Balchem Corp.	38,845	3,947,817

Total Common Stocks (Cost $221,691,626)		381,521,253

SHORT-TERM INVESTMENTS - 0.19% (Cost $735,867)

Investment Companies - 0.19%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	735,867	735,867

SECURITIES LENDING COLLATERAL - 1.62% (Cost $6,159,911)

Investment Companies - 1.62%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%C D	6,159,911	6,159,911

TOTAL INVESTMENTS - 101.81% (Cost $228,587,404)		388,417,031
LIABILITIES, NET OF OTHER ASSETS - (1.81%)		(6,901,126)

TOTAL NET ASSETS - 100.00%		$381,515,905

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S.Treasuries, at December 31, 2019 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$381,521,253	$-	$-	$381,521,253
Short-Term Investments	735,867	-	-	735,867
Securities Lending Collateral	6,159,911	-	-	6,159,911

Total Investments in Securities - Assets	$388,417,031	$-	$-	$388,417,031

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2019

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$341,630,294	$381,521,253
Investments in affiliated securities, at fair value‡	9,586,207	6,895,778
Dividends and interest receivable	46,520	52,038
Receivable for investments sold	-	11,677,594
Receivable for fund shares sold	823,732	306,720
Prepaid expenses	52,936	37,158

Total assets	352,139,689	400,490,541

Liabilities:
Payable for investments purchased	-	125,070
Payable for fund shares redeemed	223,819	12,239,981
Payable for expense reimbursement (Note 2)	7,985	79,241
Management and sub-advisory fees payable (Note 2)	235,033	312,005
Service fees payable (Note 2)	10,864	18,895
Transfer agent fees payable (Note 2)	1,411	13,799
Payable upon return of securities loaned (Note 8)§	1,361,768	6,159,911
Custody and fund accounting fees payable	8,720	12,121
Professional fees payable	31,943	1,774
Payable for prospectus and shareholder reports	841	11,776
Other liabilities	2,013	63

Total liabilities	1,884,397	18,974,636

Net assets	$350,255,292	$381,515,905

Analysis of net assets:
Paid-in-capital	$283,333,814	$217,577,625
Total distributable earnings (deficits)A	66,921,478	163,938,280

Net assets	$350,255,292	$381,515,905

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2019

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	10,239,311	15,874,103

Y Class	1,133,214	3,902,767

Investor Class	656,258	4,657,138

A Class	288,306	363,216

C Class	153,476	66,541

R6 ClassB C	628,263	527,979

Net assets:
Institutional Class	$278,175,115	$244,394,530

Y Class	$30,544,300	$59,481,096

Investor Class	$14,802,058	$63,799,443

A Class	$6,467,469	$4,899,301

C Class	$3,193,238	$808,661

R6 ClassB C	$17,073,112	$8,132,874

Net asset value, offering and redemption price per share:
Institutional Class	$27.17	$15.40

Y Class	$26.95	$15.24

Investor Class	$22.56	$13.70

A Class	$22.43	$13.49

A Class (offering price)	$23.80	$14.31

C Class	$20.81	$12.15

R6 ClassB C	$27.18	$15.40

† Cost of investments in unaffiliated securities	$273,794,874	$221,691,626
‡ Cost of investments in affiliated securities	$9,586,207	$6,895,778
§ Fair value of securities on loan	$17,720,483	$47,096,107

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).
C Class launched on April 30, 2019 and commenced operations on May 1, 2019 in the Stephens Small Cap Growth Fund (Note 1).

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2019

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$881,180	$799,748
Dividend income from affiliated securities (Note 7)	184,565	185,311
Interest income	213	84
Income derived from securities lending (Note 8)	11,635	40,250

Total investment income	1,077,593	1,025,393

Expenses:
Management and sub-advisory fees (Note 2)	1,961,745	3,949,233
Transfer agent fees:
Institutional Class (Note 2)	80,954	117,562
Y Class (Note 2)	21,803	62,666
Investor Class	2,236	3,616
A Class	431	360
C Class	250	96
R6 ClassA B	1,820	2,189
Custody and fund accounting fees	49,776	62,182
Professional fees	60,070	52,551
Registration fees and expenses	106,404	93,710
Service fees (Note 2):
Investor Class	51,234	191,642
A Class	7,511	4,090
C Class	1,981	1,135
Distribution fees (Note 2):
A Class	22,136	13,646
C Class	30,490	10,084
Prospectus and shareholder report expenses	21,929	34,163
Trustee fees (Note 2)	17,596	31,690
Other expenses	20,710	46,413

Total expenses	2,459,076	4,677,028

Net fees waived and expenses (reimbursed) (Note 2)	(135,167)	(18,786)

Net expenses	2,323,909	4,658,242

Net investment (loss)	(1,246,316)	(3,632,849)

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	1,513,288	36,639,071
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	50,142,892	48,881,662

Net gain from investments	51,656,180	85,520,733

Net increase in net assets resulting from operations	$50,409,864	$81,887,884

† Foreign taxes	$8,945	$7,881

A Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).
B Class launched on April 30, 2019 and commenced operations on May 1, 2019 in the Stephens Small Cap Growth Fund (Note 1).
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(1,246,316)	$(803,062)	$(3,632,849)	$(4,305,985)
Net realized gain from investments in unaffiliated securities	1,513,288	15,570,916	36,639,071	111,127,480
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	50,142,892	(16,821,873)	48,881,662	(66,227,807)

Net increase (decrease) in net assets resulting from operations	50,409,864	(2,054,019)	81,887,884	40,593,688

Distributions to shareholders:
Total retained earnings:
Institutional Class	(8,147,853)	(5,425,780)	(24,776,590)	(76,595,283)
Y Class	(894,750)	(757,041)	(5,801,234)	(18,278,992)
Investor Class	(514,984)	(1,251,731)	(6,756,362)	(16,618,636)
A Class	(226,381)	(1,124,545)	(558,550)	(1,689,188)
C Class	(120,145)	(144,407)	(99,376)	(366,743)
R6 ClassA B	(493,965)	-	(779,978)	-

Net distributions to shareholders	(10,398,078)	(8,703,504)	(38,772,090)	(113,548,842)

Capital share transactions (Note 10):
Proceeds from sales of shares	268,908,107	78,079,866	140,286,646	138,657,979
Reinvestment of dividends and distributions	7,671,334	8,387,775	35,453,806	100,058,452
Cost of shares redeemed	(80,331,201)	(58,755,155)	(189,913,453)	(387,151,403)

Net increase (decrease) in net assets from capital share transactions	196,248,240	27,712,486	(14,173,001)	(148,434,972)

Net increase (decrease) in net assets	236,260,026	16,954,963	28,942,793	(221,390,126)

Net assets:
Beginning of period	113,995,266	97,040,303	352,573,112	573,963,238

End of period	$350,255,292	$113,995,266	$381,515,905	$352,573,112

A Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).

B Class launched on April 30, 2019 and commenced operations on May 1, 2019 in the Stephens Small Cap Growth Fund (Note 1).

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2019, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018, and has been updated accordingly with no material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended December 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On December 31, 2018 and April 30, 2019, the Stephens Mid-Cap Growth Fund and the Stephens Small Cap Growth Fund, respectively, created the R6 Class, a new class made available for sale to provide third party intermediaries an investment option for the large 401(K) plans that does not charge 12b-1 or sub-transfer agency fees pursuant to the Fund’s registration statement filed with the United States Securities and Exchange Commission (“SEC”).

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

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Notes to Financial Statements

December 31, 2019

Class	Eligible Investors	Minimum Initial Investments
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of

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Notes to Financial Statements

December 31, 2019

the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth Fund

All assets	0.45%

Stephens Small Cap Growth*

First $200 million	0.60%
Over $200 million	0.55%

* Effective August 23, 2019, the rates changed from 0.65% for the first $200 million of assets and 0.60% for assets over $200 million.

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2019 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$858,574
Sub-Advisor Fees	0.45%	1,103,171

Total	0.80%	$1,961,745

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Notes to Financial Statements

December 31, 2019

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,442,344
Sub-Advisor Fees	0.61%	2,506,889

Total	0.96%	$3,949,233

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2019, the Manager received securities lending fees of $1,616 and $5,223 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Classes on an annual basis. During the year ended December 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$95,774
Stephens Small Cap Growth	168,673

As of December 31, 2019, the Manager owed the Stephens Mid-Cap Growth Fund the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$11,019	*
Stephens Small Cap Growth	11,018

* This balance is presented as a contra liability as of December 31, 2019.

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$8,977	$1,788	$10,765
Stephens Small Cap Growth	8,572	6,711	15,283

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2019, the Stephens Small Cap Growth Fund borrowed on average $2,963,985 for 10 days at an average interest rate of 2.79% with interest charges of $2,414. These amounts are recorded as “Other expenses” in the Statements of Operations. For the year ended December 31, 2019, the Stephens Mid-Cap Growth Fund did not utilize the credit facility.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2019 - 8/22/2019	8/23/2019 - 12/31/2019	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	Institutional	0.89%	0.89%	$130,594	$(8,257)	2022
Stephens Mid-Cap Growth	Y	0.99%	0.99%	6,707	(2,006)	2022
Stephens Mid-Cap Growth	Investor	1.25%	1.25%	7,692	(3,597)	2022
Stephens Mid-Cap Growth	A	1.29%	1.29%	1,366	(2,765)	2022
Stephens Mid-Cap Growth	C	2.04%	2.04%	824	(1,368)	2022
Stephens Mid-Cap Growth	R6	0.84%	0.84%	6,296	(319)	2022
Stephens Small Cap Growth	Institutional	N/A	0.99%	71,395	(57,055)	2022
Stephens Small Cap Growth	Y	N/A	1.06%	13,759	(12,701)	2022
Stephens Small Cap Growth	Investor	N/A	1.31%	10,143	(10,143)	2022
Stephens Small Cap Growth	A	N/A	1.28%	1,393	(1,128)	2022
Stephens Small Cap Growth	C	N/A	2.06%	381	(160)	2022
Stephens Small Cap Growth	R6	1.05%*	0.95%	2,902	-	2022

* The effective date is 4/30/2019.

Of these amounts, $7,985 and $79,241 were disclosed as a payable to the Manager on the Statements of Assets and Liabilities at December 31, 2019 for the Stephens Mid-Cap Growth Fund and the Stephens Small Cap Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$-	$-	$45,832	2019
Stephens Mid-Cap Growth	3,272	47,779	-	2020
Stephens Mid-Cap Growth	6,495	97,708	-	2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2019, CDSC fees of $3,647 and $666 were collected for the Class A Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

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Notes to Financial Statements

December 31, 2019

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2019, CDSC fees of $220 and $329 were collected for the Class C Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

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December 31, 2019

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the

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December 31, 2019

Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services

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December 31, 2019

companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risk of a trade dispute between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

33

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2019.

Stephens Mid-Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,361,768	$-	$-	$-	$1,361,768

Total Borrowings	$1,361,768	$-	$-	$-	$1,361,768

Gross amount of recognized liabilities for securities lending transactions					$1,361,768

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Stephens Small Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,159,911	$-	$-	$-	$6,159,911

Total Borrowings	$6,159,911	$-	$-	$-	$6,159,911

Gross amount of recognized liabilities for securities lending transactions					$6,159,911

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows:

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Long-term capital gains
Institutional Class	$8,147,853	$5,425,780	$24,776,590	$76,595,283
Y Class	894,750	757,041	5,801,234	18,278,992
Investor Class	514,984	1,251,731	6,756,362	16,618,636
A Class	226,381	1,124,545	558,550	1,689,188
C Class	120,145	144,407	99,376	366,743
R6 Class	493,965	-	779,978	-

Total distributions paid	$10,398,078	$8,703,504	$38,772,090	$113,548,842

* For tax purposes, short-term gains are considered ordinary income distributions.

As of December 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$284,137,117	$74,009,640	$(6,930,256)	$67,079,384
Stephens Small Cap Growth	231,914,756	165,936,707	(9,434,432)	156,502,275

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Stephens Mid-Cap Growth	$67,079,384	$–	$–	$(157,906)	$–	$66,921,478
Stephens Small Cap Growth	156,502,275	–	7,436,005	–	–	163,938,280

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the tax deferral of post-October net capital losses.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from non-utilization of net operating losses as of December 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/ (Deficits)
Stephens Mid-Cap Growth	$(1,246,316)	$1,246,316
Stephens Small Cap Growth	(3,632,849)	3,632,849

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Funds did not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2019. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, December 31, 2019. For the period ending December 31, 2019, Stephens Mid-Cap Growth deferred $417,817 short-term capital losses and $259,711 long-term capital gains for a net capital loss deferral of $157,906 to January 1, 2020.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$212,842,556	$34,896,597
Stephens Small Cap Growth	77,793,028	139,527,947

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	December 31, 2019 Shares/Fair Value	Dividend Income
Stephens Mid-Cap Growth	Direct	$1,239,434	$186,460,348	$179,475,343	$8,224,439	$184,565
Stephens Mid-Cap Growth	Securities Lending	1,055,421	30,232,954	29,926,607	1,361,768	N/A
Stephens Small Cap Growth	Direct	-	106,111,290	105,375,423	735,867	185,311
Stephens Small Cap Growth	Securities Lending	11,354,466	71,979,207	77,173,762	6,159,911	N/A

36

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$17,720,483	$1,361,768	$16,685,431	$18,047,199
Stephens Small Cap Growth	47,096,107	6,159,911	42,138,697	48,298,608

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

9.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2019, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2019		2018
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	8,675,357	$225,809,554	2,358,949	$58,811,049
Reinvestment of dividends	202,603	5,527,012	250,100	5,174,568
Shares redeemed	(2,152,234)	(56,451,107)	(1,809,263)	(42,838,051)

Net increase in shares outstanding	6,725,726	$174,885,459	799,786	$21,147,566

	Y Class
	Year Ended December 31,
	2019		2018
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	790,607	$20,551,345	299,355	$7,427,070
Reinvestment of dividends	32,440	877,828	36,061	741,056
Shares redeemed	(175,915)	(4,550,758)	(101,782)	(2,476,639)

Net increase in shares outstanding	647,132	$16,878,415	233,634	$5,691,487

	Investor Class
	Year Ended December 31,
	2019		2018
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	172,721	$3,681,388	438,488	$9,927,938
Reinvestment of dividends	19,375	438,838	69,860	1,211,364
Shares redeemed	(341,010)	(7,338,963)	(473,243)	(10,248,837)

Net increase (decrease) in shares outstanding	(148,914)	$(3,218,737)	35,105	$890,465

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

	A Class
	Year Ended December 31,
	2019		2018
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	31,021	$658,147	33,452	$726,471
Reinvestment of dividends	9,533	214,761	64,851	1,119,326
Shares redeemed	(446,487)	(9,791,483)	(130,372)	(2,604,564)

Net (decrease) in shares outstanding	(405,933)	$(8,918,575)	(32,069)	$(758,767)

	C Class
	Year Ended December 31,
	2019		2018
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	37,065	$739,652	63,297	$1,087,338
Reinvestment of dividends	5,693	118,930	8,748	141,461
Shares redeemed	(34,804)	(707,333)	(29,360)	(587,064)

Net increase in shares outstanding	7,954	$151,249	42,685	$641,735

	R6 Class
	Year Ended December 31, 2019		Period Ended December 31, 2018A
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	661,501	$17,468,021	4,710	$100,000
Reinvestment of dividends	18,107	493,965	-	-
Shares redeemed	(56,055)	(1,491,557)	-	-

Net increase in shares outstanding	623,553	$16,470,429	4,710	$100,000

	Institutional Class
	Year Ended December 31,
	2019		2018
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5,384,052	$86,839,870	3,867,303	$82,471,413
Reinvestment of dividends	1,388,810	21,540,446	4,704,001	63,362,893
Shares redeemed	(8,744,493)	(143,573,984)	(13,532,203)	(291,145,177)

Net (decrease) in shares outstanding	(1,971,631)	$(35,193,668)	(4,960,899)	$(145,310,871)

	Y Class
	Year Ended December 31,
	2019		2018
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,273,740	$20,210,164	882,266	$18,176,645
Reinvestment of dividends	376,731	5,782,821	1,361,228	18,172,394
Shares redeemed	(1,174,453)	(19,042,416)	(3,157,113)	(57,685,578)

Net increase (decrease) in shares outstanding	476,018	$6,950,569	(913,619)	$(21,336,539)

	Investor Class
	Year Ended December 31,
	2019		2018
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,698,303	$24,963,869	1,652,665	$34,553,602
Reinvestment of dividends	486,439	6,712,856	1,355,706	16,485,380
Shares redeemed	(1,719,250)	(25,032,031)	(1,734,700)	(34,493,228)

Net increase in shares outstanding	465,492	$6,644,694	1,273,671	$16,545,754

	A Class
	Year Ended December 31,
	2019		2018
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	6,838	$100,116	140,666	$2,978,897
Reinvestment of dividends	41,028	557,564	140,687	1,686,836
Shares redeemed	(114,496)	(1,637,069)	(167,136)	(3,468,914)

Net increase (decrease) in shares outstanding	(66,630)	$(979,389)	114,217	$1,196,819

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

	C Class
	Year Ended December 31,
	2019		2018
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,620	$61,033	26,426	$477,422
Reinvestment of dividends	7,326	89,667	31,847	350,949
Shares redeemed	(40,521)	(536,232)	(21,527)	(358,506)

Net increase (decrease) in shares outstanding	(28,575)	$(385,532)	36,746	$469,865

	R6 Class
	Period Ended December 31, 2019B
Stephens Small Cap Growth Fund	Shares	Amount
Shares sold	484,218	$8,111,594
Reinvestment of dividends	49,675	770,452
Shares redeemed	(5,914)	(91,721)

Net increase in shares outstanding	527,979	$8,790,325

A Class launched on December 31, 2018 and commenced operations on January 2, 2019 (Note 1).

B Class launched on April 30,2019 and commenced operations on May 1, 2019 (Note 1).

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of period	$21.23		$22.45		$18.29	$18.11	$19.24

Income (loss) from investment operations:
Net investment (loss)	(0.12	)A	(0.12	)A	(0.07)	(0.26)	(0.13)
Net gains (losses) on investments (both realized and unrealized)	6.87		0.57		5.26	1.49	(0.11)

Total income (loss) from investment operations	6.75		0.45		5.19	1.23	(0.24)

Less distributions:
Dividends from net investment income	-		-		-	-	-
Distributions from net realized gains	(0.81)		(1.67)		(1.03)	(1.05)	(0.89)

Total distributions	(0.81)		(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$27.17		$21.23		$22.45	$18.29	$18.11

Total returnB	31.79%		2.20%		28.38%	6.76%	(1.23)%

Ratios and supplemental data:
Net assets, end of period	$278,175,115		$74,603,963		$60,933,913	$50,451,447	$76,666,136
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.96%		1.04%		1.07%	1.09%	1.01%
Expenses, net of reimbursements or recoupmentsC	0.89%		0.94	%D	0.99%	1.00%	0.99%
Net investment (loss), before expense reimbursements	(0.52)%		(0.60)%		(0.36)%	(0.60)%	(0.54)%
Net investment (loss), net of reimbursements	(0.45)%		(0.50)%		(0.28)%	(0.51)%	(0.53)%
Portfolio turnover rate	15%		38%		24%	22%	19%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of period	$21.09		$22.34		$18.22	$18.06	$19.22

Income (loss) from investment operations:
Net investment income (loss)	(0.14	)A	(0.15	)A	0.12	(0.10)	(0.15)
Net gains (losses) on investments (both realized and unrealized)	6.81		0.57		5.03	1.31	(0.12)

Total income (loss) from investment operations	6.67		0.42		5.15	1.21	(0.27)

Less distributions:
Dividends from net investment income	-		-		-	-	-
Distributions from net realized gains	(0.81)		(1.67)		(1.03)	(1.05)	(0.89)

Total distributions	(0.81)		(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$26.95		$21.09		$22.34	$18.22	$18.06

Total returnB	31.62%		2.08%		28.27%	6.67%	(1.39)%

Ratios and supplemental data:
Net assets, end of period	$30,544,300		$10,252,661		$5,639,207	$2,510,649	$2,479,918
Ratios to average net assets:
Expenses, before reimbursements	1.01%		1.08%		1.11%	1.12%	1.06%
Expenses, net of reimbursementsC	0.99%		1.03	%D	1.09%	1.12%	1.09%
Net investment (loss), before expense reimbursements	(0.57)%		(0.64)%		(0.42)%	(0.63)%	(0.60)%
Net investment (loss), net of reimbursements	(0.55)%		(0.59)%		(0.40)%	(0.63)%	(0.63)%
Portfolio turnover rate	15%		38%		24%	22%	19%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

42

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$17.80	$19.15		$15.77	$15.80	$16.97

Income (loss) from investment operations:
Net investment (loss)	(0.55)	(0.12)		(0.21)	(0.27)	(0.32)
Net gains on investments (both realized and unrealized)	6.12	0.44		4.62	1.29	0.04

Total income (loss) from investment operations	5.57	0.32		4.41	1.02	(0.28)

Less distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from net realized gains	(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Total distributions	(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$22.56	$17.80		$19.15	$15.77	$15.80

Total returnA	31.28%	1.91%		27.97%	6.42%	(1.63)%

Ratios and supplemental data:
Net assets, end of period	$14,802,058	$14,330,547		$14,749,984	$13,078,292	$14,814,940
Ratios to average net assets:
Expenses, before reimbursements	1.28%	1.28%		1.29%	1.38%	1.32%
Expenses, net of reimbursementsB	1.25%	1.25	%C	1.29%	1.38%	1.35%
Net investment (loss), before expense reimbursements	(0.84)%	(0.86)%		(0.58)%	(0.89)%	(0.85)%
Net investment (loss), net of reimbursements	(0.81)%	(0.83)%		(0.58)%	(0.89)%	(0.89)%
Portfolio turnover rate	15%	38%		24%	22%	19%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

43

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$17.71	$19.08		$15.72	$15.77	$16.94

Income (loss) from investment operations:
Net investment (loss)	(1.94)	(0.24)		(0.28)	(0.14)	(0.20)
Net gains (losses) on investments (both realized and unrealized)	7.47	0.54		4.67	1.14	(0.08)

Total income (loss) from investment operations	5.53	0.30		4.39	1.00	(0.28)

Less distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from net realized gains	(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Total distributions	(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$22.43	$17.71		$19.08	$15.72	$15.77

Total returnA	31.22%	1.81%		27.93%	6.30%	(1.63)%

Ratios and supplemental data:
Net assets, end of period	$6,467,469	$12,293,695		$13,854,727	$13,886,296	$13,907,563
Ratios to average net assets:
Expenses, before reimbursements	1.27%	1.33%		1.39%	1.42%	1.36%
Expenses, net of reimbursementsB	1.29%	1.31	%C	1.39%	1.41%	1.39%
Net investment (loss), before expense reimbursements	(0.84)%	(0.91)%		(0.67)%	(0.92)%	(0.90)%
Net investment (loss), net of reimbursements	(0.86)%	(0.89)%		(0.67)%	(0.92)%	(0.93)%
Portfolio turnover rate	15%	38%		24%	22%	19%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

44

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$16.59	$18.11		$15.08	$15.28	$16.57

Income (loss) from investment operations:
Net investment (loss)	(0.25)	(0.33	)A	(0.11)	(0.60)	(0.17)
Net gains (losses) on investments (both realized and unrealized)	5.28	0.48		4.17	1.45	(0.23)

Total income (loss) from investment operations	5.03	0.15		4.06	0.85	(0.40)

Less distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from net realized gains	(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Total distributions	(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$20.81	$16.59		$18.11	$15.08	$15.28

Total returnB	30.31%	1.07%		26.93%	5.52%	(2.39)%

Ratios and supplemental data:
Net assets, end of period	$3,193,238	$2,414,400		$1,862,472	$1,389,526	$2,123,334
Ratios to average net assets:
Expenses, before reimbursements	2.00%	2.07%		2.11%	2.19%	2.11%
Expenses, net of reimbursementsC	2.01%	2.06	%D	2.11%	2.18%	2.14%
Net investment (loss), before expense reimbursements	(1.56)%	(1.64)%		(1.40)%	(1.70)%	(1.65)%
Net investment (loss), net of reimbursements	(1.57)%	(1.63)%		(1.39)%	(1.69)%	(1.68)%
Portfolio turnover rate	15%	38%		24%	22%	19%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

45

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31, 2019	Period EndedA December 31, 2018
Net asset value, beginning of period	$21.23	$21.23

Income from investment operations:
Net investment income (loss)	(0.05)	-
Net gains on investments (both realized and unrealized)	6.81	-

Total income from investment operations	6.76	-

Less distributions:
Dividends from net investment income	-	-
Distributions from net realized gains	(0.81)	-

Total distributions	(0.81)	-

Net asset value, end of period	$27.18	$21.23

Total returnB	31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements	0.92%	0.00%
Expenses, net of reimbursementsC	0.84%	0.00%
Net investment income (loss), before expense reimbursements	(0.50)%	0.00%
Net investment income (loss), net of reimbursements	(0.42)%	0.00%
Portfolio turnover rate	15%	38	%D

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019 (Note 1).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Not annualized.

See accompanying notes

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$13.83		$19.01		$16.45		$15.08		$16.57

Income (loss) from investment operations:
Net investment income (loss)	(0.26)		(0.33	)A	(0.23)		0.00	B	(0.13)
Net gains (losses) on investments (both realized and unrealized)	3.44		0.80		3.44		1.51		(0.65)

Total income (loss) from investment operations	3.18		0.47		3.21		1.51		(0.78)

Less distributions:
Dividends from net investment income	-		-		-		-		-
Distributions from net realized gains	(1.61)		(5.65)		(0.65)		(0.14)		(0.71)
Tax return of capital	-		-		(0.00	)C	-		-

Total distributions	(1.61)		(5.65)		(0.65)		(0.14)		(0.71)

Net asset value, end of period	$15.40		$13.83		$19.01		$16.45		$15.08

Total returnD	22.92%		3.26%		19.52%		9.98%		(4.69)%

Ratios and supplemental data:
Net assets, end of period	$244,394,530		$246,845,478		$433,520,624		$450,286,537		$300,919,215
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.08%		1.09%		1.08%		1.09%		1.08%
Expenses, net of reimbursements or recoupmentsE	1.08	%F	1.09%		1.08%		1.09%		1.08%
Net investment (loss), before expense reimbursements	(0.83)%		(0.76)%		(0.79)%		(0.78)%		(0.67)%
Net investment (loss), net of reimbursements	(0.83)%		(0.76)%		(0.79)%		(0.78)%		(0.67)%
Portfolio turnover rate	20%		16%		22%		40%		25%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of period	$13.72		$18.91		$16.38		$15.02	$16.54

Income (loss) from investment operations:
Net investment (loss)	(0.14	)A	(0.49	)B	(0.28)		(0.52)	(0.14)
Net gains (losses) on investments (both realized and unrealized)	3.27		0.95		3.46		2.02	(0.67)

Total income (loss) from investment operations	3.13		0.46		3.18		1.50	(0.81)

Less distributions:
Dividends from net investment income	-		-		-		-	-
Distributions from net realized gains	(1.61)		(5.65)		(0.65)		(0.14)	(0.71)
Tax return of capital	-		-		(0.00	)C	-	-

Total distributions	(1.61)		(5.65)		(0.65)		(0.14)	(0.71)

Net asset value, end of period	$15.24		$13.72		$18.91		$16.38	$15.02

Total returnD	22.74%		3.25%		19.42%		9.96%	(4.88)%

Ratios and supplemental data:
Net assets, end of period	$59,481,096		$46,998,050		$82,072,563		$81,069,652	$142,980,166
Ratios to average net assets:
Expenses, before reimbursements	1.14%		1.15%		1.14%		1.15%	1.14%
Expenses, net of reimbursementsE	1.14	%F	1.15%		1.14%		1.15%	1.14%
Net investment (loss), before expense reimbursements	(0.89)%		(0.83)%		(0.85)%		(0.81)%	(0.74)%
Net investment (loss), net of reimbursements	(0.89)%		(0.83)%		(0.85)%		(0.81)%	(0.74)%
Portfolio turnover rate	20%		16%		22%		40%	25%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

48

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of period	$12.49		$17.77		$15.45		$14.20	$15.71

Income (loss) from investment operations:
Net investment (loss)	(0.17	)A	(0.21	)AB	(0.37)		(0.41)	(0.82)
Net gains on investments (both realized and unrealized)	2.99		0.58		3.34		1.80	0.02

Total income (loss) from investment operations	2.82		0.37		2.97		1.39	(0.80)

Less distributions:
Dividends from net investment income	-		-		-		-	-
Distributions from net realized gains	(1.61)		(5.65)		(0.65)		(0.14)	(0.71)
Tax return of capital	-		-		(0.00	)C	-	-

Total distributions	(1.61)		(5.65)		(0.65)		(0.14)	(0.71)

Net asset value, end of period	$13.70		$12.49		$17.77		$15.45	$14.20

Total returnD	22.49%		2.93%		19.23%		9.76%	(5.08)%

Ratios and supplemental data:
Net assets, end of period	$63,799,443		$52,359,859		$51,839,469		$50,544,287	$55,921,959
Ratios to average net assets:
Expenses, before reimbursements	1.38%		1.38%		1.29%		1.35%	1.40%
Expenses, net of reimbursementsE	1.38	%F	1.38%		1.31%		1.35%	1.39%
Net investment (loss), before expense reimbursements	(1.13)%		(1.05)%		(1.01)%		(1.02)%	(1.01)%
Net investment (loss), net of reimbursements	(1.13)%		(1.05)%		(1.03)%		(1.02)%	(1.00)%
Portfolio turnover rate	20%		16%		22%		40%	25%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

49

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$12.32		$17.59		$15.32		$14.10		$15.61

Income (loss) from investment operations:
Net investment (loss)	(0.39)		(0.22	)AB	(0.62)		(0.31)		(0.19)
Net gains (losses) on investments (both realized and unrealized)	3.17		0.60		3.54		1.67		(0.61)

Total income (loss) from investment operations	2.78		0.38		2.92		1.36		(0.80)

Less distributions:
Dividends from net investment income	-		-		-		(0.00	)C	-
Distributions from net realized gains	(1.61)		(5.65)		(0.65)		(0.14)		(0.71)
Tax return of capital	-		-		(0.00	)C	-		-

Total distributions	(1.61)		(5.65)		(0.65)		(0.14)		(0.71)

Net asset value, end of period	$13.49		$12.32		$17.59		$15.32		$14.10

Total returnD	22.48%		3.03%		19.06%		9.61%		(5.11)%

Ratios and supplemental data:
Net assets, end of period	$4,899,301		$5,293,719		$5,553,261		$7,029,682		$8,197,136
Ratios to average net assets:
Expenses, before reimbursements	1.37%		1.38%		1.40%		1.46%		1.44%
Expenses, net of reimbursementsE	1.37	%F	1.38%		1.40%		1.46%		1.48%
Net investment (loss), before expense reimbursements	(1.12)%		(1.09)%		(1.11)%		(1.14)%		(1.03)%
Net investment (loss), net of reimbursements	(1.12)%		(1.09)%		(1.11)%		(1.14)%		(1.08)%
Portfolio turnover rate	20%		16%		22%		40%		25%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

50

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$11.31		$16.74		$14.71	$13.65		$15.26

Income (loss) from investment operations:
Net investment (loss)	(1.19)		(0.35	)AB	(1.25)	(1.08)		(0.31)
Net gains (losses) on investments (both realized and unrealized)	3.64		0.57		3.93	2.28		(0.59)

Total income (loss) from investment operations	2.45		0.22		2.68	1.20		(0.90)

Less distributions:
Dividends from net investment income	-		-		-	-		-
Distributions from net realized gains	(1.61)		(5.65)		(0.65)	(0.14)		(0.71)
Tax return of capital	-		-		-	(0.00	)C	-

Total distributions	(1.61)		(5.65)		(0.65)	(0.14)		(0.71)

Net asset value, end of period	$12.15		$11.31		$16.74	$14.71		$13.65

Total returnD	21.56%		2.19%		18.22%	8.76%		(5.89)%

Ratios and supplemental data:
Net assets, end of period	$808,661		$1,076,006		$977,321	$1,280,971		$2,348,424
Ratios to average net assets:
Expenses, before reimbursements	2.17%		2.15%		2.14%	2.23%		2.19%
Expenses, net of reimbursementsE	2.14	%F	2.15%		2.14%	2.23%		2.26%
Net investment (loss), before expense reimbursements	(1.92)%		(1.84)%		(1.86)%	(1.91)%		(1.79)%
Net investment (loss), net of reimbursements	(1.89)%		(1.84)%		(1.86)%	(1.91)%		(1.85)%
Portfolio turnover rate	20%		16%		22%	40%		25%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

51

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Period EndedA December 31, 2019
Net asset value, beginning of period	$16.91

Income from investment operations:
Net investment income (loss)	(0.01)
Net gains on investments (both realized and unrealized)	0.11

Total income from investment operations	0.10

Less distributions:
Dividends from net investment income	-
Distributions from net realized gains	(1.61)

Total distributions	(1.61)

Net asset value, end of period	$15.40

Total returnB	0.53	%C

Ratios and supplemental data:
Net assets, end of period	$8,132,874
Ratios to average net assets:
Expenses, before reimbursements	1.41	%D
Expenses, net of reimbursementsE	0.96	%DF
Net investment income (loss), before expense reimbursements	(1.18	)%D
Net investment income (loss), net of reimbursements	(0.73	)%D
Portfolio turnover rate	20	%C

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

52

American Beacon FundsSM

Federal Tax Information

December 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Qualified Dividend Income:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Long-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$10,398,078
Stephens Small Cap Growth	38,772,090

Short-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$-
Stephens Small Cap Growth	-

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

53

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval Related to American Beacon Stephens Small Cap Growth Fund

At its August 19-20, 2019 meetings, the Board of Trustees (“Board”) considered the approval of an amendment (the “Amendment”) to the existing investment advisory agreement among American Beacon Advisors, Inc. (the “Manager”), Stephens Investment Management Group, LLC (“Stephens”) and the Trust, on behalf of the American Beacon Stephens Small Cap Growth Fund (the “Fund”), a series of the Trust (the “Agreement”), to reduce the fee rate payable to Stephens.

The Board determined that it did not need to consider certain factors that it typically considers during its annual reviews of investment advisory agreements because the Board had reviewed, among other matters, the nature, extent and quality of services being provided to the Fund by Stephens at the Board’s May 9, 2019 and June 4-5, 2019 meetings in connection with the review of the Agreement. Additionally, the Board considered that, other than reducing the sub-advisory fee rate included in the Agreement, the Amendment would not result in any other changes to the information reviewed by the Board at the May 9, 2019 and June 4-5, 2019 meetings, including the nature, extent and quality of services provided to the Fund and the personnel providing day-to-day services for the Fund.

Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or Stephens, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Amendment is in the best interests of the Fund and approved the Amendment.

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (83)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); ; Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19. As of 1/1/2020 both Messrs. Feld and Massman retired from the Board.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

62

American Beacon FundsSM

Privacy Policy

December 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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64

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/19

American Beacon®

FUNDS

2019 ANNUAL REPORT

December 31, 2019

BAHL & GAYNOR SMALL CAP GROWTH FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links" and then ''Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2019 (Unaudited)

The domestic equity market was strong for the 12-month period under review despite uncertainty surrounding tariff, political and economic headlines. The 31.5% return of the S&P 500 Index (the “Index”) was its highest annual return since 2013; the Index recorded 35 all-time highs during the year. Large-capitalization stocks outpaced small, and Growth stocks outperformed Value stocks across market caps. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 6.1 percentage points, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 9.9 percentage points.

In the first quarter of 2019, the Index returned 13.7%, as aforementioned investor fears eased allowing equity markets to recoup nearly all declines from the fourth quarter of the 2018 market drawdown. This strong reversal was particularly driven by an increasingly optimistic outlook on U.S.-China trade talks, better-than-expected domestic GDP growth of 3.1%, healthy wage growth of 3.4%, and the Federal Reserve (the “Fed”) shifting to a more accommodative and “patient” stance.

Negative trade news flow between the U.S. and trading partners China and Mexico inundated investors during the second quarter of 2019 and drove market volatility. Optimism around U.S.-China trade relations quickly flipped negative with an announcement by the U.S. of a third round of tariffs. Additionally, the U.S. threatened a 5% tariff against Mexico. The tariff headlines, coupled with lower 2019 profit growth estimates for the Index, led to poor equity returns in May. However, Mexico’s ratification of the new United States-Mexico-Canada Agreement, which replaces the 25-year-old North American Free Trade Agreement, as well as supportive macro data, such as a continued low unemployment rate of 3.6%, pushed the market higher for another consecutive quarter.

Trade-war rhetoric moved markets again in the third quarter of 2019. A fourth round of tariffs was announced and implemented, and the U.S. Department of the Treasury also designated China as a currency manipulator. Conversely, U.S. retail sales grew at a much better pace compared to the end of 2018 (4.4% year-over-year in August 2019 versus 1.5% in December 2018). Monetary conditions were again eased after the Fed cut its target rate twice during the third quarter of 2019, citing uncertainties in the global economic outlook.

A strong Index return of 9.1% in the fourth quarter of 2019 pushed the Index return for the 12-month period to 31.5%. Despite a slower U.S. economic growth rate of 2.1%, unemployment again achieved another 50-year low at 3.5%. In addition, domestic retail sales continued to grow at an increasing rate of 5.8% year-over-year in December, providing evidence the U.S. consumer remained healthy. October tariffs on China were canceled and, by the end of the year, Phase One of the U.S.-China trade deal was all but signed, causing business clarity and improved CEO confidence.

As the year ended, equity markets moved solidly higher in 2019, supported mainly by expanded price-to-earnings multiples as a result of controlled inflation trends and a variety of economic metrics that served as a “no recession now” signal.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 24.99% for the twelve months ended December 31, 2019. The Fund underperformed the Russell 2000® Growth Index (the “Index”) return of 28.48% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 7/15/2014 through 12/31/2019

Total Returns for the Period Ended December 31, 2019

	Ticker	1 Year	3 Years	5 Years	Since Inception (7/15/2014)	Value of $10,000 7/15/2014- 12/31/2019
Institutional Class (1,4)	GBSIX	25.49%	8.16%	9.10%	9.70%	$16,582
Y Class (1,4)	GBSYX	25.34%	8.04%	8.99%	9.60%	$16,499
Investor Class (1,4)	GBSPX	24.99%	7.74%	8.68%	9.28%	$16,236
A without Sales Charge (1,2,4)	GBSAX	24.97%	7.70%	8.66%	9.26%	$16,220
A with Sales Charge (1,2,4)	GBSAX	17.75%	5.60%	7.38%	8.08%	$15,287
C without Sales Charge (1,2,4)	GBSCX	23.99%	6.93%	7.85%	8.44%	$15,568
C with Sales Charge (1,2,4)	GBSCX	22.99%	6.93%	7.85%	8.44%	$15,568

Russell 2000® Growth Index (3)		28.48%	12.49%	9.34%	9.96%	$16,799
S&P 500 Index (3)		31.49%	15.27%	11.70%	11.71%	$18,314

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

3.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Bahl & Gaynor Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 1.26%, 1.34%, 1.53%, 1.61% and 2.35%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both sector allocation and stock selection.

As it relates to sector allocation, the Fund was overweight Financials, one of the lower performing sectors in the Index. The Fund held a sizeable underweight to Health Care, one of the best performing sectors for the Index, which also detracted value for the period. Offsetting some of this performance were underweights to Energy, the worst performing sector in the Index, and Consumer Discretionary.

From a stock selection standpoint, the Fund’s holdings in the Health Care and Industrials sectors detracted the most from relative performance. In the Health Care sector, the Fund’s positions in Cantel Medical Corp. (down 9.0%) and Phibro Animal Health Corp., Class A (down 33.8%) negatively impacted returns. The Fund did not hold Index-positions Array Biopharma, Inc. (up 225.1%) and Arrowhead Pharmaceuticals, Inc. (up 410.7%), further detracting from relative performance. Within the Industrials sector, Healthcare Services Group was down 43.0%, Matthews International Corp., Class A was down 13.0%, and Raven Industries, Inc. was down 3.8%. The Fund was also absent Index-position Generac Holdings, Inc., which was up 102.4% for the period.

Offsetting some of the aforementioned performance were positions in the Information Technology and Communication Services sectors. In Information Technology, the Fund held Pegasystems, Inc. (up 66.9%), CSG Systems International Inc. (up 65.0%) and SYNNEX Corp. (up 62.1%), which boosted relative returns. Within the Communication Services sector, the Fund held Nexstar Media Group, Class A (up 51.2%) and avoided Index-position Liberty TripAdvisor Holdings, Class A (down 53.7%).

The Fund’s basic philosophy remains focused on investing in companies using a fundamental investment approach that seeks long-term capital appreciation.

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
Chemed Corp.		3.0
Kinsale Capital Group, Inc.		2.7
CSG Systems International, Inc.		2.6
J&J Snack Foods Corp.		2.6
Inter Parfums, Inc.		2.6
BWX Technologies, Inc.		2.5
CONMED Corp.		2.4
John Bean Technologies Corp.		2.4
Pegasystems, Inc.		2.4
Federal Signal Corp.		2.3

Total Fund Holdings	69

Sector Allocation (% Equities)
Industrials		20.4
Information Technology		19.1
Health Care		17.0
Financials		12.3
Consumer Staples		9.4
Consumer Discretionary		8.6
Materials		3.9
Utilities		3.2
Real Estate		2.5
Communication Services		2.4
Energy		1.2

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2019 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$1,077.70	$5.13
Hypothetical**	$1,000.00	$1,020.27	$4.99
Y Class
Actual	$1,000.00	$1,077.40	$5.66
Hypothetical**	$1,000.00	$1,019.76	$5.50
Investor Class
Actual	$1,000.00	$1,075.50	$7.11
Hypothetical**	$1,000.00	$1,018.35	$6.92
A Class
Actual	$1,000.00	$1,075.50	$7.22
Hypothetical**	$1,000.00	$1,018.25	$7.02
C Class
Actual	$1,000.00	$1,070.90	$11.12
Hypothetical**	$1,000.00	$1,014.47	$10.82

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Bahl & Gaynor Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2020

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 98.97%

Communication Services - 2.35%

Entertainment - 0.36%
Cinemark Holdings, Inc.A	4,750	$160,787

Media - 1.99%
Nexstar Media Group, Inc., Class A	7,639	895,673

Total Communication Services		1,056,460

Consumer Discretionary - 8.52%

Auto Components - 1.46%
LCI Industries	6,130	656,707

Automobiles - 0.68%
Winnebago Industries, Inc.	5,760	305,165

Hotels, Restaurants & Leisure - 2.77%
Marriott Vacations Worldwide Corp.	3,554	457,613
Ruth’s Hospitality Group, Inc.	8,293	180,497
Texas Roadhouse, Inc.A	10,824	609,608

		1,247,718

Household Durables - 0.31%
Hooker Furniture Corp.	5,417	139,163

Leisure Products - 2.11%
Brunswick Corp.	8,390	503,232
Johnson Outdoors, Inc., Class A	5,843	448,158

		951,390

Specialty Retail - 0.75%
Winmark Corp.	1,700	337,110

Textiles, Apparel & Luxury Goods - 0.44%
Superior Group of Cos., Inc.	14,579	197,399

Total Consumer Discretionary		3,834,652

Consumer Staples - 9.33%

Food Products - 6.78%
Calavo Growers, Inc.A	10,883	985,891
J&J Snack Foods Corp.	6,434	1,185,593
Lancaster Colony Corp.	5,482	877,669

		3,049,153

Personal Products - 2.55%
Inter Parfums, Inc.	15,785	1,147,727

Total Consumer Staples		4,196,880

Energy - 1.15%

Oil, Gas & Consumable Fuels - 1.15%
World Fuel Services Corp.	11,935	518,218

Financials - 12.17%

Banks - 6.20%
First Financial Bancorp	37,798	961,581
First Interstate BancSystem, Inc., Class A	19,700	825,824

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 98.97% (continued)

Financials - 12.17% (continued)

Banks - 6.20% (continued)
Glacier Bancorp, Inc.	6,802	$312,824
S&T Bancorp, Inc.	10,380	418,210
TCF Financial Corp.	5,760	269,568

		2,788,007

Capital Markets - 1.41%
Evercore, Inc., Class A	8,506	635,909

Insurance - 4.56%
Horace Mann Educators Corp.	18,733	817,883
Kinsale Capital Group, Inc.	12,149	1,235,067

		2,052,950

Total Financials		5,476,866

Health Care - 16.82%

Health Care Equipment & Supplies - 8.99%
Atrion Corp.	821	616,981
Cantel Medical Corp.A	7,486	530,757
CONMED Corp.	9,567	1,069,878
LeMaitre Vascular, Inc.	26,826	964,395
Mesa Laboratories, Inc.	3,465	864,171

		4,046,182

Health Care Providers & Services - 5.13%
Chemed Corp.	3,069	1,348,089
US Physical Therapy, Inc.	8,390	959,397

		2,307,486

Health Care Technology - 1.54%
Simulations Plus, Inc.	23,820	692,447

Life Sciences Tools & Services - 1.16%
Luminex Corp.	22,601	523,439

Total Health Care		7,569,554

Industrials - 20.22%

Aerospace & Defense - 2.98%
BWX Technologies, Inc.	17,926	1,112,846
Curtiss-Wright Corp.	1,630	229,651

		1,342,497

Building Products - 3.71%
AAON, Inc.	8,422	416,131
Simpson Manufacturing Co., Inc.	7,566	607,020
Universal Forest Products, Inc.	13,533	645,524

		1,668,675

Commercial Services & Supplies - 5.77%
MSA Safety, Inc.	7,669	969,055
Ritchie Bros Auctioneers, Inc.	16,629	714,216
Tetra Tech, Inc.	10,589	912,348

		2,595,619

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 98.97% (continued)

Industrials - 20.22% (continued)

Machinery - 4.74%
Federal Signal Corp.	32,360	$1,043,610
John Bean Technologies Corp.	9,655	1,087,732

		2,131,342

Professional Services - 1.68%
Barrett Business Services, Inc.	8,357	755,974

Road & Rail - 0.94%
Landstar System, Inc.	3,728	424,508

Trading Companies & Distributors - 0.40%
MSC Industrial Direct Co., Inc., Class A	2,302	180,638

Total Industrials		9,099,253

Information Technology - 18.90%

Electronic Equipment, Instruments & Components - 1.56%
SYNNEX Corp.	5,447	701,573

IT Services - 5.80%
CSG Systems International, Inc.	22,920	1,186,797
Hackett Group, Inc.	31,883	514,592
ManTech International Corp., Class A	11,366	907,916

		2,609,305

Semiconductors & Semiconductor Equipment - 4.92%
Brooks Automation, Inc.	13,239	555,508
Cabot Microelectronics Corp.	2,006	289,506
Monolithic Power Systems, Inc.	2,796	497,744
Power Integrations, Inc.	5,806	574,272
Silicon Motion Technology Corp., ADR	5,859	297,110

		2,214,140

Software - 6.62%
Blackbaud, Inc.	7,249	577,020
LogMeIn, Inc.	3,312	283,971
Pegasystems, Inc.	13,684	1,089,931
Progress Software Corp.	16,235	674,564
QAD, Inc., Class A	6,976	355,288

		2,980,774

Total Information Technology		8,505,792

Materials - 3.80%

Chemicals - 3.80%
Balchem Corp.	7,639	776,351
PolyOne Corp.	9,442	347,371
Stepan Co.	5,715	585,445

		1,709,167

Total Materials		1,709,167

Real Estate - 2.51%

Equity Real Estate Investment Trusts (REITs) - 1.91%
CoreSite Realty Corp.	5,685	637,402
First Industrial Realty Trust, Inc.	5,351	222,120

		859,522

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

	Shares	Fair Value

COMMON STOCKS - 98.97% (continued)

Real Estate - 2.51% (continued)

Real Estate Management & Development - 0.60%
RE/MAX Holdings, Inc., Class A	6,978	$268,583

Total Real Estate		1,128,105

Utilities - 3.20%

Gas Utilities - 3.20%
Chesapeake Utilities Corp.	6,014	576,322
ONE Gas, Inc.	9,230	863,651

		1,439,973

Total Utilities		1,439,973

Total Common Stocks (Cost $35,408,510)		44,534,920

SHORT-TERM INVESTMENTS - 1.02%

Investment Companies - 0.91%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%B C	409,470	409,470

	Principal Amount

U.S. Treasury Obligations - 0.11%
U.S. Treasury Bill, 1.870%, Due 2/13/2020D	$50,000	49,913

Total Short-Term Investments (Cost $459,360)		459,383

TOTAL INVESTMENTS - 99.99% (Cost $35,867,870)		44,994,303
OTHER ASSETS, NET OF LIABILITIES - 0.01%		2,338

TOTAL NET ASSETS - 100.00%		$44,996,641

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S Treasuries, at December 31, 2019 (Note 9).

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

D This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

Long Futures Contracts Open on December 31, 2019:
Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	6	March 2020	$ 497,526	$501,180	$3,654

			$ 497,526	$501,180	$3,654

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$44,534,920	$-	$-	$44,534,920
Short-Term Investments	409,470	49,913	-	459,383

Total Investments in Securities - Assets	$44,944,390	$49,913	$-	$44,994,303

Financial Derivative Instruments - Assets
Futures Contracts	$3,654	$-	$-	$3,654

Total Financial Derivative Instruments - Assets	$3,654	$-	$-	$3,654

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†§	$44,584,833
Investments in affiliated securities, at fair value‡	409,470
Dividends and interest receivable	43,402
Receivable for fund shares sold	49,722
Receivable for expense reimbursement (Note 2)	14,515
Receivable for variation margin on open futures contracts (Note 5)	3,696
Prepaid expenses	20,100

Total assets	45,125,738

Liabilities:
Payable for fund shares redeemed	41,868
Cash due to broker for futures contracts	3,005
Management and sub-advisory fees payable (Note 2)	33,207
Service fees payable (Note 2)	2,499
Transfer agent fees payable (Note 2)	3,168
Custody and fund accounting fees payable	4,471
Professional fees payable	36,414
Payable for prospectus and shareholder reports	4,140
Other liabilities	325

Total liabilities	129,097

Net assets	$44,996,641

Analysis of net assets:
Paid-in-capital	$38,195,149
Total distributable earnings (deficits)A	6,801,492

Net assets	$44,996,641

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,228,394

Y Class	1,526,460

Investor Class	226,351

A Class	111,016

C Class	23,588

Net assets:
Institutional Class	$17,837,496

Y Class	$22,038,090

Investor Class	$3,217,039

A Class	$1,579,622

C Class	$324,394

Net asset value, offering and redemption price per share:
Institutional Class	$14.52

Y Class	$14.44

Investor Class	$14.21

A Class	$14.23

A Class (offering price)	$15.10

C Class	$13.75

† Cost of investments in unaffiliated securities	$35,458,400
‡ Cost of investments in affiliated securities	$409,470
§ Fair value of securities of loan	$1,872,650

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$650,769
Dividend income from affiliated securities (Note 8)	9,622
Interest income	400
Income derived from securities lending (Note 9)	606

Total investment income	661,397

Expenses:
Management and sub-advisory fees (Note 2)	382,178
Transfer agent fees:
Institutional Class (Note 2)	8,000
Y Class (Note 2)	22,907
Investor Class	1,394
A Class	157
C Class	62
Custody and fund accounting fees	33,937
Professional fees	38,586
Registration fees and expenses	72,169
Service fees (Note 2):
Investor Class	11,811
A Class	2,486
C Class	557
Distribution fees (Note 2):
A Class	5,388
C Class	3,110
Prospectus and shareholder report expenses	15,561
Trustee fees (Note 2)	3,371
Other expenses	14,401

Total expenses	616,075

Net fees waived and expenses (reimbursed) (Note 2)	(141,101)

Net expenses	474,974

Net investment income	186,423

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(1,193,878)
Futures contracts	90,903
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	10,459,678
Futures contracts	(1,406)

Net gain from investments	9,355,297

Net increase in net assets resulting from operations	$9,541,720

† Foreign taxes	$2,181

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$186,423	$152,139
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	(1,102,975)	960,355
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	10,458,272	(6,775,452)

Net increase (decrease) in net assets resulting from operations	9,541,720	(5,662,958)

Distributions to shareholders:
Total retained earnings:
Institutional Class	(75,322)	(804,590)
Y Class	(94,465)	(1,089,668)
Investor Class	(11,534)	(170,642)
A Class	(4,681)	(233,558)
C Class	-	(18,746)
Tax return of capital:
Institutional Class	-	(4,403)
Y Class	-	(5,963)
Investor Class	-	(934)
A Class	-	(1,312)
C Class	-	(111)

Net distributions to shareholders	(186,002)	(2,329,927)

Capital share transactions (Note 11):
Proceeds from sales of shares	8,734,505	25,901,810
Reinvestment of dividends and distributions	180,671	2,250,379
Cost of shares redeemed	(12,021,467)	(21,844,616)

Net increase (decrease) in net assets from capital share transactions	(3,106,291)	6,307,573

Net increase (decrease) in net assets	6,249,427	(1,685,312)

Net assets:
Beginning of period	38,747,214	40,432,526

End of period	$44,996,641	$38,747,214

See accompanying notes

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2019, the Trust consists of thirty-two active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018, and has been adopted accordingly with no material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended December 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the year ended December 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$153,461
Sub-Advisor Fees	0.525%	228,717

Total	0.875%	$382,178

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended December 31, 2019, the Manager received securities lending fees of $78 for the securities lending activities of the Fund.

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$29,387

As of December 31, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$2,744

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2019, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bahl & Gaynor Small Cap Growth	$451	$63	$514

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2019, the Fund borrowed on average $388,405 for 6 days at an average interest rate of 3.07% with interest charges of $195. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended December 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2019 - 12/31/2019	Reimbursed Expenses	(Recouped) Expenses
Bahl & Gaynor Small Cap Growth	Institutional	0.98%	$57,935	$-	2022
Bahl & Gaynor Small Cap Growth	Y	1.08%	65,702	-	2022
Bahl & Gaynor Small Cap Growth	Investor	1.36%	10,716	-	2022
Bahl & Gaynor Small Cap Growth	A	1.38%	5,676	-	2022
Bahl & Gaynor Small Cap Growth	C	2.13%	1,072	-	2022

Of these amounts, $14,515 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at December 31, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$-	$99,310	2019
Bahl & Gaynor Small Cap Growth	51	98,429	-	2020
Bahl & Gaynor Small Cap Growth	195	117,878	-	2021

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2019, fees of $132 were collected for Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2019, CDSC fees of $83 were collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2019, CDSC fees of $87 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2019
Bahl & Gaynor Small Cap Growth	6

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$3,654	$3,654

The effect of financial derivative instruments on the Statement of Operations as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$90,903	$90,903

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(1,406)	$(1,406)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2019.

Offsetting of Financial and Derivative Assets as of December 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$3,654	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,654	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,654)	$-

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom’s vote to leave the European Union, the risk of a “trade war” between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risk of a trade dispute between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$75,322	$149,845
Y Class	94,465	202,939
Investor Class	11,534	31,779
A Class	4,681	38,561
C Class	-	2,264
Long-term capital gains
Institutional Class	-	654,745
Y Class	-	886,729
Investor Class	-	138,863
A Class	-	194,997
C Class	-	16,482
Tax return of capital
Institutional Class	-	4,403
Y Class	-	5,963
Investor Class	-	934
A Class	-	1,312
C Class	-	111

Total distributions paid	$186,002	$2,329,927

*For tax purposes, short-term gains are considered ordinary income distributions.

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

As of December 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$36,195,651	$9,096,610	$(297,957)	$8,798,653

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bahl & Gaynor Small Cap Growth	$8,798,653	$11	$–	$(1,997,172)	$-	$6,801,492

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

The Fund had no permanent differences as of December 31, 2019:

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Bahl & Gaynor Small Cap Growth	$773,972	$1,223,201

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$15,091,262	$17,475,692

A summary of the Fund’s transactions in the USG Select Fund for the year ended December 31, 2019 were as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	December 31, 2019 Shares/Fair Value	Dividend Income
Bahl & Gaynor Small Cap Growth	Direct	$361,200	$11,638,248	$11,589,978	$409,470	$9,622
Bahl & Gaynor Small Cap Growth	Securities Lending	177,337	6,533,230	6,710,567	-	N/A

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$1,872,650	$-	$1,916,132	$1,916,132

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

10.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2019, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	125,798	$1,591,846	329,292	$4,592,069
Reinvestment of dividends	5,163	75,322	71,089	808,993
Shares redeemed	(96,357)	(1,289,871)	(390,684)	(5,654,166)

Net increase (decrease) in shares outstanding	34,604	$377,297	9,697	$(253,104)

	Y Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	487,613	$6,141,181	984,130	$14,247,967
Reinvestment of dividends	6,138	89,056	90,866	1,028,605
Shares redeemed	(513,061)	(6,622,200)	(617,367)	(8,242,731)

Net increase (decrease) in shares outstanding	(19,310)	$(391,963)	457,629	$7,033,841

	Investor Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	61,538	$810,365	334,760	$4,781,116
Reinvestment of dividends	815	11,612	15,351	171,479
Shares redeemed	(75,797)	(993,240)	(426,169)	(6,075,485)

Net (decrease) in shares outstanding	(13,444)	$(171,263)	(76,058)	$(1,122,890)

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2019

	A Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	10,242	$130,620	148,996	$2,119,325
Reinvestment of dividends	327	4,681	19,956	223,104
Shares redeemed	(246,102)	(3,014,915)	(110,139)	(1,534,614)

Net increase (decrease) in shares outstanding	(235,533)	$(2,879,614)	58,813	$807,815

	C Class
	Year Ended December 31, 2019		Year Ended December 31, 2018
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,670	$60,493	11,307	$161,333
Reinvestment of dividends	-	-	1,676	18,198
Shares redeemed	(7,929)	(101,241)	(24,881)	(337,620)

Net (decrease) in shares outstanding	(3,259)	$(40,748)	(11,898)	$(158,089)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.62	$13.93		$12.77	$10.17	$10.71

Income (loss) from investment operations:
Net investment income	0.07	0.07		0.04	0.03	0.08
Net gains (losses) on investments (both realized and unrealized)	2.89	(1.66)		1.71	2.60	(0.39)

Total income (loss) from investment operations	2.96	(1.59)		1.75	2.63	(0.31)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)		(0.05)	(0.03)	(0.06)
Distributions from net realized gains	-	(0.67)		(0.54)	-	(0.16)
Tax return of capitalB	-	(0.00	)A	-	-	(0.01)

Total distributions	(0.06)	(0.72)		(0.59)	(0.03)	(0.23)

Net asset value, end of period	$14.52	$11.62		$13.93	$12.77	$10.17

Total returnC	25.49%	(11.27)%		13.65%	25.88%	(2.96)%

Ratios and supplemental data:
Net assets, end of period	$17,837,496	$13,875,243		$16,498,344	$7,563,970	$3,231,461
Ratios to average net assets:
Expenses, before reimbursements	1.33%	1.26%		1.32%	1.85%	3.04%
Expenses, net of reimbursements	0.98%	0.98%		0.98%	0.98%	0.98%
Net investment income (loss), before expense reimbursements	0.18%	0.17%		0.18%	(0.30)%	(1.33)%
Net investment income, net of reimbursements	0.53%	0.45%		0.52%	0.57%	0.72%
Portfolio turnover rate	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.57	$13.89		$12.75	$10.16	$10.71

Income (loss) from investment operations:
Net investment income	0.06	0.05		0.05	0.04	0.06
Net gains (losses) on investments (both realized and unrealized)	2.87	(1.65)		1.68	2.58	(0.38)

Total income (loss) from investment operations	2.93	(1.60)		1.73	2.62	(0.32)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)		(0.05)	(0.03)	(0.06)
Distributions from net realized gains	-	(0.67)		(0.54)	-	(0.16)
Tax return of capitalB	-	(0.00	)A	-	-	(0.01)

Total distributions	(0.06)	(0.72)		(0.59)	(0.03)	(0.23)

Net asset value, end of period	$14.44	$11.57		$13.89	$12.75	$10.16

Total returnC	25.34%	(11.37)%		13.52%	25.80%	(3.05)%

Ratios and supplemental data:
Net assets, end of period	$22,038,090	$17,879,581		$15,114,316	$6,856,954	$2,711,465
Ratios to average net assets:
Expenses, before reimbursements	1.38%	1.34%		1.38%	1.98%	2.76%
Expenses, net of reimbursements	1.08%	1.08%		1.08%	1.08%	1.08%
Net investment income (loss), before expense reimbursements	0.13%	0.13%		0.12%	(0.43)%	(0.98)%
Net investment income, net of reimbursements	0.43%	0.39%		0.42%	0.47%	0.70%
Portfolio turnover rate	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

36

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.41	$13.75		$12.65	$10.12	$10.69

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.00	)A	0.02	0.03	0.05
Net gains (losses) on investments (both realized and unrealized)	2.84	(1.62)		1.66	2.53	(0.39)

Total income (loss) from investment operations	2.85	(1.62)		1.68	2.56	(0.34)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)		(0.04)	(0.03)	(0.06)
Distributions from net realized gains	-	(0.67)		(0.54)	-	(0.16)
Tax return of capitalB	-	(0.00	)A	-	-	(0.01)

Total distributions	(0.05)	(0.72)		(0.58)	(0.03)	(0.23)

Net asset value, end of period	$14.21	$11.41		$13.75	$12.65	$10.12

Total returnC	24.99%	(11.64)%		13.23%	25.31%	(3.25)%

Ratios and supplemental data:
Net assets, end of period	$3,217,039	$2,736,498		$4,344,476	$3,595,277	$498,128
Ratios to average net assets:
Expenses, before reimbursements	1.71%	1.53%		1.57%	2.09%	3.19%
Expenses, net of reimbursements	1.36%	1.36%		1.36%	1.36%	1.36%
Net investment (loss), before expense reimbursements	(0.20)%	(0.14)%		(0.09)%	(0.51)%	(1.47)%
Net investment income, net of reimbursements	0.15%	0.03%		0.12%	0.23%	0.35%
Portfolio turnover rate	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

37

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of period	$11.42		$13.75		$12.64	$10.11	$10.69

Income (loss) from investment operations:
Net investment income	0.01	A	0.02		0.03	0.04	0.03
Net gains (losses) on investments (both realized and unrealized)	2.84		(1.64)		1.65	2.52	(0.38)

Total income (loss) from investment operations	2.85		(1.62)		1.68	2.56	(0.35)

Less distributions:
Dividends from net investment income	(0.04)		(0.04)		(0.03)	(0.03)	(0.06)
Distributions from net realized gains	-		(0.67)		(0.54)	-	(0.16)
Tax return of capitalB	-		(0.00	)B	-	-	(0.01)

Total distributions	(0.04)		(0.71)		(0.57)	(0.03)	(0.23)

Net asset value, end of period	$14.23		$11.42		$13.75	$12.64	$10.11

Total returnD	24.97%		(11.70)%		13.30%	25.34%	(3.34)%

Ratios and supplemental data:
Net assets, end of period	$1,579,622		$3,958,224		$3,955,277	$2,321,426	$454,614
Ratios to average net assets:
Expenses, before reimbursements	1.64%		1.61%		1.69%	2.18%	2.88%
Expenses, net of reimbursements	1.38%		1.38%		1.38%	1.38%	1.38%
Net investment (loss), before expense reimbursements	(0.18)%		(0.16)%		(0.20)%	(0.61)%	(1.08)%
Net investment income, net of reimbursements	0.08%		0.07%		0.11%	0.18%	0.41%
Portfolio turnover rate	35%		42%		38%	23%	54%

A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

38

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.09	$13.42		$12.42	$10.00	$10.65

Income (loss) from investment operations:
Net investment (loss)	(0.14)	(0.21)		(0.06)	(0.05)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	2.80	(1.45)		1.60	2.49	(0.41)

Total income (loss) from investment operations	2.66	(1.66)		1.54	2.44	(0.42)

Less distributions:
Dividends from net investment income	-	-		-	(0.02)	(0.06)
Distributions from net realized gains	-	(0.67)		(0.54)	-	(0.16)
Tax return of capitalB	-	(0.00	)A	-	-	(0.01)

Total distributions	-	(0.67)		(0.54)	(0.02)	(0.23)

Net asset value, end of period	$13.75	$11.09		$13.42	$12.42	$10.00

Total returnC	23.99%	(12.26)%		12.38%	24.35%	(4.01)%

Ratios and supplemental data:
Net assets, end of period	$324,394	$297,668		$520,113	$412,390	$308,822
Ratios to average net assets:
Expenses, before reimbursements	2.47%	2.35%		2.44%	3.09%	3.84%
Expenses, net of reimbursements	2.13%	2.13%		2.13%	2.13%	2.13%
Net investment (loss), before expense reimbursements	(0.97)%	(0.92)%		(0.96)%	(1.56)%	(2.09)%
Net investment (loss), net of reimbursements	(0.63)%	(0.70)%		(0.65)%	(0.60)%	(0.38)%
Portfolio turnover rate	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Federal Tax Information

December 31, 2019 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Fund designated the following items with regard to distributions paid during the fiscal year ended December 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bahl & Gaynor Small Cap Growth	100%

Qualified Dividend Income:

Bahl & Gaynor Small Cap Growth	100%

Long-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$-

Short-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$-

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (83)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); ; Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19. As of 1/1/2020 both Messrs. Feld and Massman retired from the Board.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

48

American Beacon FundsSM

Privacy Policy

December 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

49

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50

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/19

American Beacon®
FUNDS

2019 ANNUAL REPORT

December 31, 2019

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2019

Additional Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Alternative Investments

Market Overview

December 31, 2019 (Unaudited)

Markets capped off a strong year following the long-awaited phase one partial trade agreement between the U.S. and China. The markets also benefited from moderate economic growth across the world.

In the U.S., the labor market and the healthy and resilient consumer contributed to a moderately growing economy. The Federal Reserve shifted to a dovish stance early in 2019 and carried it throughout the year while cutting rates on three different occasions, the last time in October. Recession fears were quelled as the yield curve steepened and the stock market pushed to new all-time highs.

Globally, central banks were accommodative as well. This overall market backdrop led to a solid performance for the year across major asset classes, including global equities and global bonds.

For the year, alternative investments broadly produced positive absolute returns, although they failed to keep pace with public markets. For context, the HFRX Global Hedge Fund Index returned a solid 8.62% in 2019. Sub-category performance highlights included: the HFRX Equity Hedge Index, up 10.71%; the HFRX Macro/CTA Index, up 4.84%; and the HFRX Relative Value Arbitrage Index, up 6.55%.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 0.08% for the twelve months ended December 31, 2019.

Comparison of Change in Value of a $10,000 Investment for the period from 8/19/2014 through 12/31/2019

Total Returns for the Period ended December 31, 2019

	Ticker	1 Year	3 Years	5 Years	Since Inception (8/19/2014)	Value of $10,000 8/19/2014- 12/31/2019
Institutional Class (1,4)	AHLIX	0.43%	2.70%	1.32%	3.63%	$12,111
Y Class (1,4)	AHLYX	0.34%	2.63%	1.24%	3.54%	$12,052
Investor Class (1,4)	AHLPX	0.08%	2.32%	0.93%	3.23%	$11,862
A without Sales Charge (1,2,4)	AHLAX	(0.04)%	2.26%	0.90%	3.20%	$11,841
A with Sales Charge (1,2,4)	AHLAX	(5.79)%	0.27%	(0.30)%	2.07%	$11,160
C without Sales Charge (1,2,4)	AHLCX	(0.78)%	1.54%	0.16%	2.44%	$11,384
C with Sales Charge (1,2,4)	AHLCX	(1.78)%	1.54%	0.16%	2.44%	$11,384

BofA U.S. 3-Month Treasury Bill Index (3)		2.28%	1.67%	1.07%	1.00%	$10,550

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2019 (Unaudited)

3.

The BofA U.S. 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 1.71%, 1.72%, 1.97%, 2.05% and 2.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, Fixed Income was the best and sole positively performing sector, returning 8.07%. Long positions for most of year in the German Bund (+1.30%) and Australian 10-year Bond (+0.82%) were the best markets in the sector.

Commodities contributed most negatively with an annual loss of 4.13%. Mixed positioning in Gasoline RBOB (-0.81%) and WTI Crude Oil (-0.74%) detracted the most.

Currencies generated losses of 2.54%, paced by mixed positioning in the Japanese yen / U.S. dollar (-1.31%) and Canadian dollar / U.S. dollar pairs (-0.95%).

Lastly, Stocks added a loss of 1.68%. The leading detractor was the South African All Share Index (-1.04%), which flipped positioning from short to long nine times during the year. Detracting second most was the Russell 2000, which returned -0.64% with similar unstable positioning.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global equities, fixed income, currency, and commodity futures markets; seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2019 (Unaudited)

Commodities		% of VaR	*
Crude Oil	Long	7.0
Natural Gas	Short	5.9
Gold	Long	3.5
Silver	Long	2.4
Copper	Long	2.2

Currencies		% of VaR	*
JPY / USD	Short	6.3
MXN / USD	Long	4.1
AUD / USD	Long	2.2
CAD / USD	Long	2.0
CLP / USD	Short	1.3

Equities		% of VaR	*
Korean Kospi Index	Long	3.3
S&P 500 Index	Long	3.3
Hang Seng Index	Long	2.4
Russell 2000 Index	Long	2.4
Australian SPI 200 Index	Long	2.2

Fixed Income		% of VaR	*
US Treasuries	Short	2.4
Japanese Bonds	Short	1.5
German 10-Year Bond	Long	0.7
Eurodollar	Short	0.7
Euribor	Long	0.4

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2019 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned 26.85% for the twelve months ended December 31, 2019.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2018 through 12/31/2019

Total Returns for the Period Ended December 31, 2019

	Ticker	1 Year	Since Inception (12/31/2018)	Value of $10,000 12/31/2018- 12/31/2019
Institutional Class (1,3)	AHTIX	27.17%	27.17%	$12,717
Y Class (1,3)	AHTYX	27.06%	27.06%	$12,706
Investor Class (1,3)	AHTPX	26.85%	26.85%	$12,685
A without Sales Charge (1,2,3)	AHTAX	26.98%	18.36%	$12,699
A with Sales Charge (1,2,3)	AHTAX	19.68%	8.37%	$11,968
C without Sales Charge (1,2,3)	AHACX	26.35%	17.49%	$12,535
C with Sales Charge (1,2,3)	AHACX	25.35%	15.92%	$12,535

MSCI World Index (4)		27.67%	27.67%	$12,767
Bloomberg Barclays Global Aggregate Index (4)		6.84%	6.84%	$10,684

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/18 up to the 4/30/19 inception date of the A and C Classes and returns of the A and C Classes since 4/30/19.

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2019 (Unaudited)

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 2.04%, 2.14%, 2.42%, 2.44% and 3.19%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

On a gross basis, all sectors contributed positive results to the portfolio. Leading the way was Stocks, returning 12.09%. The best performing markets were the S&P 500 Index (+2.55%) and the FTSE 100 Index (+2.09%).

Fixed Income was the second-best contributor, returning 9.60%. U.S. TIPS (+2.32%) generated the largest gains, and the U.K. 10-year Gilts (+1.23%) registered the second largest.

Credit returned 4.73% during the prior twelve months. The U.S. 5-year High Yield CDX Index (+2.13%) performed best, followed by the U.S. 5-year CDX Index (+1.40%).

Lastly, Commodities contributed 0.56% to performance during the period.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities, fixed income, credit, and commodity markets; seeking to achieve the Fund’s goal of capital growth.

Top Ten Holdings	% of VaR	*
U.S. Treasuries	17.9
UK 10-Year Gilts	11.5
FTSE 100 Index	10.5
BBG Commodity ex-Agriculturals Index	9.0
S&P 500 Index	6.7
German 10-Year Bund	4.5
NASDAQ 100 Index	3.8
French 10-Year Bond	2.9
Nikkei Index	2.9
US High Yield CDX Index	2.9

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

December 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2019 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$992.20	$7.73
Hypothetical**	$1,000.00	$1,017.44	$7.83
Y Class
Actual	$1,000.00	$991.20	$8.23
Hypothetical**	$1,000.00	$1,016.94	$8.34
Investor Class
Actual	$1,000.00	$989.50	$9.63
Hypothetical**	$1,000.00	$1,015.53	$9.75
A Class
Actual	$1,000.00	$990.20	$9.73
Hypothetical**	$1,000.00	$1,015.43	$9.86
C Class
Actual	$1,000.00	$985.40	$13.46
Hypothetical**	$1,000.00	$1,011.65	$13.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.64%, 1.92%, 1.94%, and 2.69% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period 7/1/2019-12/31/2019*
Institutional Class
Actual	$1,000.00	$1,058.00	$5.39
Hypothetical**	$1,000.00	$1,019.96	$5.30
Y Class
Actual	$1,000.00	$1,058.80	$5.92
Hypothetical**	$1,000.00	$1,019.46	$5.80
Investor Class
Actual	$1,000.00	$1,058.00	$7.37
Hypothetical**	$1,000.00	$1,018.05	$7.22
A Class
Actual	$1,000.00	$1,057.20	$7.47
Hypothetical**	$1,000.00	$1,017.95	$7.32
C Class
Actual	$1,000.00	$1,053.70	$11.34
Hypothetical**	$1,000.00	$1,014.17	$11.12

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.14%, 1.42%, 1.44%, and 2.19% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the consolidated schedules of investments, as of December 31, 2019, and the related consolidated statements of operations, changes in net assets, and financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds at December 31, 2019, and the consolidated results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Consolidated Statement of operations	Consolidated Statements of changes in net assets	Consolidated Financial highlights

American Beacon AHL Managed Futures Strategy Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019

American Beacon AHL TargetRisk	For the year ended December 31, 2019	For the year ended December 31, 2019 and for the day of December 31, 2018 (commencement of operations)	For the year ended December 31, 2019 and for the day of December 31, 2018 (commencement of operations)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 28, 2020

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 88.55%

Investment Companies - 2.15%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%A B C	21,740,982	$21,740,982

	Principal Amount

U.S. Treasury Obligations - 86.40%
U.S. Treasury Bills,
2.064%, Due 1/23/2020A	$50,500,000	50,456,696
0.619%, Due 2/20/2020A	27,000,000	26,944,324
1.252%, Due 2/20/2020	55,000,000	54,886,585
1.886%, Due 3/5/2020	45,000,000	44,881,678
1.882%, Due 3/19/2020A	78,000,000	77,752,808
0.643%, Due 3/26/2020A	29,000,000	28,897,976
1.081%, Due 3/26/2020	50,000,000	49,824,096
1.641%, Due 4/2/2020	55,000,000	54,787,983
1.616%, Due 4/9/2020A	86,000,000	85,642,922
1.557%, Due 4/23/2020	50,000,000	49,761,572
1.558%, Due 5/7/2020	3,900,000	3,879,201
0.340%, Due 5/14/2020A	26,000,000	25,853,251
1.233%, Due 5/14/2020	95,000,000	94,463,802
1.548%, Due 6/4/2020A	93,000,000	92,388,729
1.541%, Due 6/18/2020	65,000,000	64,532,816
1.118%, Due 7/16/2020A	69,000,000	68,422,882

		873,377,321

Total Short-Term Investments (Cost $894,927,156)		895,118,303

TOTAL INVESTMENTS - 88.55% (Cost $894,927,156)		895,118,303
OTHER ASSETS, NET OF LIABILITIES - 11.45%		115,797,097

TOTAL NET ASSETS - 100.00%		$1,010,915,400

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

D Fair valued pursuant to procedures approved by the Board of Trustees.

Long Futures Contracts Open on December 31, 2019:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	681	January 2020	$43,914,095	$44,946,000	$1,031,905
Coffee FuturesA	284	March 2020	12,034,749	13,813,050	1,778,301
Gasoline RBOB FuturesA	345	January 2020	24,507,878	24,495,345	(12,533)
Gold 100oz FuturesA	671	February 2020	99,938,744	102,200,010	2,261,266
LME Copper FuturesA	41	January 2020	6,042,614	6,312,463	269,849
LME Copper FuturesA	58	February 2020	8,735,019	8,944,325	209,306
LME Copper FuturesA	191	March 2020	29,414,601	29,485,625	71,024
LME Copper FuturesA	352	March 2020	24,473,066	24,613,600	140,534
LME Lead FuturesA	93	January 2020	5,118,240	4,457,025	(661,215)
LME Lead FuturesA	7	February 2020	340,180	337,006	(3,174)
LME Nickel FuturesA	74	January 2020	7,774,994	6,201,792	(1,573,202)
LME Primary Aluminum FuturesA	284	January 2020	12,647,904	12,703,675	55,771
LME Primary Aluminum FuturesA	229	February 2020	10,401,312	10,310,725	(90,587)
LME Primary Aluminum FuturesA	285	March 2020	13,010,686	12,896,250	(114,436)
LME Zinc FuturesA	134	January 2020	8,425,466	7,641,350	(784,116)
LME Zinc FuturesA	133	February 2020	7,713,599	7,573,519	(140,080)
Low Sulphur Gasoil FuturesA	336	January 2020	20,551,313	20,630,400	79,087
Low Sulphur Gasoil FuturesA	22	February 2020	1,373,277	1,350,250	(23,027)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
NY Harbor ULSD FuturesA	251	January 2020	$21,291,279	$21,324,358	$33,079
Silver FuturesA	404	March 2020	35,450,955	36,200,420	749,465
Sugar #11 World FuturesA	938	February 2020	13,798,543	14,098,515	299,972
WTI Crude FuturesA	676	January 2020	40,822,384	41,276,560	454,176

			$447,780,898	$451,812,263	$4,031,365

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency Futures	1,496	March 2020	$104,263,069	$105,288,480	$1,025,411
Canadian Dollar Currency Futures	2,217	March 2020	169,426,665	170,897,445	1,470,780
Euro Currency Futures	86	March 2020	12,119,409	12,128,150	8,741
Mexican Peso Futures	6,095	March 2020	156,681,122	159,658,525	2,977,403
New Zealand Dollar Currency Futures	313	March 2020	21,063,383	21,127,500	64,117
Swiss Franc Currency Futures	38	March 2020	4,935,906	4,940,000	4,094

			$468,489,554	$474,040,100	$5,550,546

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	176	January 2020	$23,982,949	$23,873,113	$(109,836)
CAC40 Index Futures	398	January 2020	26,617,559	26,652,264	34,705
DAX Index Futures	128	March 2020	47,755,278	47,547,515	(207,763)
Euro Stoxx 50 Index Futures	1,344	March 2020	56,338,730	56,217,089	(121,641)
FTSE 100 Index Futures	501	March 2020	49,549,047	49,765,201	216,154
FTSE/JSE Top 40 Index Futures	926	March 2020	34,318,731	33,956,419	(362,312)
FTSE/MIB Index Futures	271	March 2020	35,738,432	35,580,940	(157,492)
Hang Seng China Enterprises Index Futures	536	January 2020	38,137,657	38,557,910	420,253
Hang Seng Index Futures	221	January 2020	39,698,015	40,088,741	390,726
KOSPI 200 Index Futures	1,094	March 2020	66,613,779	69,814,692	3,200,913
Mini MSCI EAFE Index Futures	439	March 2020	44,823,143	44,701,175	(121,968)
Mini MSCI Emerging Markets Index Futures	695	March 2020	38,195,738	38,926,950	731,212
MSCI Taiwan Stock Index Futures	962	January 2020	44,441,932	44,213,520	(228,412)
NASDAQ 100 E-Mini Futures	314	March 2020	53,559,091	54,964,130	1,405,039
Nikkei 225 (SGX) Futures	441	March 2020	47,568,219	47,436,266	(131,953)
OMXS30 Index Futures	1,198	January 2020	22,878,548	22,616,745	(261,803)
Russell 2000 E-Mini Index Futures	633	March 2020	52,093,537	52,874,490	780,953
S&P 500 E-Mini Index Futures	635	March 2020	100,855,010	102,587,425	1,732,415
S&P/TSX 60 Index Futures	332	March 2020	51,758,758	51,768,018	9,260
SPI 200 Futures	557	March 2020	66,383,650	64,523,645	(1,860,005)
TOPIX Index Futures	325	March 2020	51,432,595	51,477,153	44,558

			$992,740,398	$998,143,401	$5,403,003

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	58	March 2021	$16,333,081	$16,321,576	$(11,505)
3-Month Euro Euribor Futures	548	December 2021	154,233,843	154,095,495	(138,348)
3-Month Euro Euribor Futures	330	September 2022	92,827,521	92,692,938	(134,583)
90-Day Sterling Futures	1,255	March 2021	206,410,776	206,337,146	(73,630)
90-Day Sterling Futures	654	December 2021	107,510,514	107,452,232	(58,282)
Australian 3-Year Bond Futures	23	March 2020	1,868,416	1,856,349	(12,067)
Euro-Bobl Futures	75	March 2020	11,302,807	11,241,957	(60,850)
Euro-Bund Futures	203	March 2020	39,351,517	38,821,441	(530,076)
Long GILT Futures	76	March 2020	13,413,909	13,225,970	(187,939)

			$643,252,384	$642,045,104	$(1,207,280)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Short Futures Contracts Open on December 31, 2019:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Cocoa FuturesA	11	March 2020	$(266,955)	$(279,400)	$(12,445)
Corn FuturesA	905	March 2020	(17,134,032)	(17,545,688)	(411,656)
Henry Hub Natural Gas FuturesA D	392	March 2020	(2,212,216)	(2,106,020)	106,196
Henry Hub Natural Gas FuturesA D	392	April 2020	(2,212,216)	(2,141,300)	70,916
Henry Hub Natural Gas FuturesA D	392	May 2020	(2,212,216)	(2,200,100)	12,116
Henry Hub Natural Gas FuturesA D	392	June 2020	(2,212,216)	(2,256,940)	(44,724)
Henry Hub Natural Gas FuturesA D	392	July 2020	(2,212,216)	(2,270,660)	(58,444)
Henry Hub Natural Gas FuturesA D	392	August 2020	(2,212,216)	(2,260,860)	(48,644)
Henry Hub Natural Gas FuturesA D	392	September 2020	(2,212,216)	(2,293,200)	(80,984)
Henry Hub Natural Gas FuturesA D	376	October 2020	(2,489,958)	(2,272,920)	217,038
Henry Hub Natural Gas FuturesA D	376	November 2020	(2,489,958)	(2,434,600)	55,358
Henry Hub Natural Gas FuturesA D	376	December 2020	(2,489,958)	(2,545,520)	(55,562)
Henry Hub Natural Gas FuturesA D	376	January 2021	(2,489,958)	(2,502,280)	(12,322)
Henry Hub Natural Gas FuturesA D	376	February 2021	(2,489,958)	(2,391,360)	98,598
KC Hard Red Winter Wheat FuturesA	51	March 2020	(1,093,892)	(1,239,300)	(145,408)
LME Copper FuturesA	41	January 2020	(5,900,650)	(6,312,462)	(411,812)
LME Copper FuturesA	58	February 2020	(8,469,379)	(8,944,325)	(474,946)
LME Lead FuturesA	93	January 2020	(4,765,195)	(4,457,025)	308,170
LME Lead FuturesA	142	February 2020	(6,971,948)	(6,836,412)	135,536
LME Lead FuturesA	16	March 2020	(767,528)	(771,400)	(3,872)
LME Nickel FuturesA	74	January 2020	(6,629,292)	(6,201,792)	427,500
LME Nickel FuturesA	42	February 2020	(3,482,641)	(3,528,000)	(45,359)
LME Nickel FuturesA	10	March 2020	(817,232)	(841,500)	(24,268)
LME Primary Aluminum FuturesA	284	January 2020	(12,380,300)	(12,703,675)	(323,375)
LME Primary Aluminum FuturesA	229	February 2020	(9,963,364)	(10,310,725)	(347,361)
LME Primary Aluminum FuturesA	594	March 2020	(26,012,087)	(26,878,500)	(866,413)
LME Zinc FuturesA	134	January 2020	(7,839,201)	(7,641,350)	197,851
LME Zinc FuturesA	310	February 2020	(17,865,759)	(17,652,563)	213,196
LME Zinc FuturesA	116	March 2020	(6,506,510)	(6,596,775)	(90,265)
Natural Gas FuturesA	2,265	January 2020	(52,276,841)	(49,580,850)	2,695,991
Soybean FuturesA	394	March 2020	(17,715,149)	(18,823,350)	(1,108,201)

			$(234,793,257)	$(234,820,852)	$(27,595)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	137	March 2020	$(11,250,115)	$(11,381,275)	$(131,160)
Japanese Yen Currency Futures	3,173	March 2020	(366,691,594)	(366,699,644)	(8,050)
U.S. Dollar Index Futures	163	March 2020	(15,687,010)	(15,657,454)	29,556

			$(393,628,719)	$(393,738,373)	$(109,654)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	816	March 2021	$(200,962,441)	$(200,817,600)	$144,841
90-Day Eurodollar Futures	30	December 2021	(7,375,407)	(7,379,625)	(4,218)
90-Day Eurodollar Futures	71	September 2022	(17,448,437)	(17,453,575)	(5,138)
Australian 10-Year Bond Futures	22	March 2020	(2,218,984)	(2,207,059)	11,925
Euro-Buxl Futures	6	March 2020	(1,335,516)	(1,335,137)	379
Euro-Schatz Futures	631	March 2020	(79,239,919)	(79,205,539)	34,380
Japanese 10-Year Government Bond Futures	156	March 2020	(218,563,221)	(218,490,452)	72,769
U.S. Long Bond Futures	47	March 2020	(7,447,986)	(7,327,594)	120,392
U.S. Treasury 10-Year Note Futures	358	March 2020	(46,200,715)	(45,975,031)	225,684
U.S. Treasury 2-Year Note Futures	641	March 2020	(138,221,005)	(138,135,500)	85,505

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note Futures	483	March 2020	$(57,402,187)	$(57,288,328)	$113,859
U.S. Ultra Bond Futures	32	March 2020	(5,903,726)	(5,813,000)	90,726

			$(782,319,544)	$(781,428,440)	$891,104

Forward Foreign Currency Contracts Open on December 31, 2019:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	34,984	USD	34,968	1/15/2020	DUB	$16	$–	$16
INR	34,984	USD	35,289	1/15/2020	DUB	–	(305)	(305)
INR	69,969	USD	69,930	1/15/2020	DUB	39	–	39
INR	69,969	USD	69,936	1/15/2020	DUB	33	–	33
TWD	83,448	USD	83,125	1/15/2020	DUB	323	–	323
TWD	83,448	USD	83,125	1/15/2020	DUB	323	–	323
TWD	83,448	USD	83,122	1/15/2020	DUB	326	–	326
KRW	86,496	USD	85,965	1/15/2020	DUB	531	–	531
INR	139,937	USD	141,044	1/15/2020	DUB	–	(1,107)	(1,107)
INR	151,599	USD	151,781	1/15/2020	DUB	–	(182)	(182)
TWD	166,897	USD	166,196	1/15/2020	DUB	701	–	701
TWD	166,897	USD	166,124	1/15/2020	DUB	773	–	773
KRW	172,993	USD	172,045	1/15/2020	DUB	948	–	948
KRW	172,993	USD	172,166	1/15/2020	DUB	827	–	827
KRW	172,993	USD	172,107	1/15/2020	DUB	886	–	886
KRW	172,993	USD	172,129	1/15/2020	DUB	864	–	864
INR	174,921	USD	176,334	1/15/2020	DUB	–	(1,413)	(1,413)
INR	180,807	USD	181,741	1/15/2020	DUB	–	(934)	(934)
INR	244,890	USD	246,247	1/15/2020	DUB	–	(1,357)	(1,357)
TWD	250,345	USD	249,360	1/15/2020	DUB	985	–	985
TWD	250,345	USD	249,244	1/15/2020	DUB	1,101	–	1,101
TWD	250,345	USD	249,120	1/15/2020	DUB	1,225	–	1,225
KRW	259,489	USD	258,193	1/15/2020	DUB	1,296	–	1,296
TWD	333,793	USD	332,513	1/15/2020	DUB	1,280	–	1,280
TWD	333,793	USD	332,613	1/15/2020	DUB	1,180	–	1,180
TWD	333,793	USD	332,701	1/15/2020	DUB	1,092	–	1,092
TWD	333,793	USD	332,786	1/15/2020	DUB	1,007	–	1,007
KRW	345,986	USD	344,285	1/15/2020	DUB	1,701	-	1,701
KRW	345,986	USD	344,202	1/15/2020	DUB	1,784	-	1,784
INR	349,843	USD	353,392	1/15/2020	DUB	-	(3,549)	(3,549)
TWD	417,241	USD	415,613	1/15/2020	DUB	1,628	-	1,628
KRW	432,482	USD	431,488	1/15/2020	DUB	994	-	994
INR	454,796	USD	458,431	1/15/2020	DUB	-	(3,635)	(3,635)
KRW	518,979	USD	516,467	1/15/2020	DUB	2,512	-	2,512
KRW	518,979	USD	517,715	1/15/2020	DUB	1,264	-	1,264
KRW	518,979	USD	517,827	1/15/2020	DUB	1,152	-	1,152
KRW	518,979	USD	517,697	1/15/2020	DUB	1,282	-	1,282
KRW	518,979	USD	514,549	1/15/2020	DUB	4,430	-	4,430
KRW	518,979	USD	516,859	1/15/2020	DUB	2,120	-	2,120
INR	559,749	USD	564,366	1/15/2020	DUB	-	(4,617)	(4,617)
TWD	584,138	USD	579,317	1/15/2020	DUB	4,821	-	4,821
TWD	584,138	USD	582,570	1/15/2020	DUB	1,568	-	1,568
KRW	605,475	USD	603,173	1/15/2020	DUB	2,302	-	2,302
KRW	605,475	USD	603,339	1/15/2020	DUB	2,136	-	2,136
KRW	605,475	USD	603,043	1/15/2020	DUB	2,432	-	2,432
KRW	605,475	USD	601,220	1/15/2020	DUB	4,255	-	4,255
KRW	605,475	USD	601,065	1/15/2020	DUB	4,410	-	4,410
KRW	605,475	USD	602,000	1/15/2020	DUB	3,475	-	3,475
KRW	605,475	USD	601,478	1/15/2020	DUB	3,997	-	3,997
INR	664,701	USD	670,782	1/15/2020	DUB	-	(6,081)	(6,081)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
TWD	667,586	USD	666,555	1/15/2020	DUB	$1,031	$-	$1,031
KRW	691,971	USD	689,292	1/15/2020	DUB	2,679	-	2,679
KRW	691,971	USD	690,291	1/15/2020	DUB	1,680	-	1,680
KRW	691,971	USD	688,695	1/15/2020	DUB	3,276	-	3,276
INR	699,686	USD	698,296	1/15/2020	DUB	1,390	-	1,390
TWD	751,034	USD	749,026	1/15/2020	DUB	2,008	-	2,008
TWD	751,034	USD	749,825	1/15/2020	DUB	1,209	-	1,209
KRW	778,468	USD	772,831	1/15/2020	DUB	5,637	-	5,637
KRW	778,468	USD	773,988	1/15/2020	DUB	4,480	-	4,480
KRW	778,468	USD	773,974	1/15/2020	DUB	4,494	-	4,494
KRW	778,468	USD	773,728	1/15/2020	DUB	4,740	-	4,740
KRW	778,468	USD	775,127	1/15/2020	DUB	3,341	-	3,341
TWD	834,483	USD	832,559	1/15/2020	DUB	1,924	-	1,924
TWD	834,483	USD	832,937	1/15/2020	DUB	1,546	-	1,546
INR	839,623	USD	839,866	1/15/2020	DUB	-	(243)	(243)
KRW	864,964	USD	865,209	1/15/2020	DUB	-	(245)	(245)
KRW	864,964	USD	865,269	1/15/2020	DUB	-	(305)	(305)
KRW	864,964	USD	859,328	1/15/2020	DUB	5,636	-	5,636
KRW	864,964	USD	859,498	1/15/2020	DUB	5,466	-	5,466
KRW	864,964	USD	861,823	1/15/2020	DUB	3,141	-	3,141
TWD	917,931	USD	914,916	1/15/2020	DUB	3,015	-	3,015
KRW	951,461	USD	950,079	1/15/2020	DUB	1,382	-	1,382
KRW	951,461	USD	945,667	1/15/2020	DUB	5,794	-	5,794
KRW	951,461	USD	946,823	1/15/2020	DUB	4,638	-	4,638
KRW	951,461	USD	948,849	1/15/2020	DUB	2,612	-	2,612
KRW	1,037,957	USD	1,038,475	1/15/2020	DUB	-	(518)	(518)
KRW	1,037,957	USD	1,035,384	1/15/2020	DUB	2,573	-	2,573
KRW	1,037,957	USD	1,034,679	1/15/2020	DUB	3,278	-	3,278
KRW	1,037,957	USD	1,022,896	1/15/2020	DUB	15,061	-	15,061
KRW	1,037,957	USD	1,026,984	1/15/2020	DUB	10,973	-	10,973
TWD	1,084,828	USD	1,080,877	1/15/2020	DUB	3,951	-	3,951
KRW	1,124,454	USD	1,117,031	1/15/2020	DUB	7,423	-	7,423
KRW	1,124,454	USD	1,107,269	1/15/2020	DUB	17,185	-	17,185
KRW	1,124,454	USD	1,117,079	1/15/2020	DUB	7,375	-	7,375
KRW	1,156,890	USD	1,144,229	1/15/2020	DUB	12,661	-	12,661
KRW	1,156,890	USD	1,144,013	1/15/2020	DUB	12,877	-	12,877
INR	1,189,466	USD	1,188,313	1/15/2020	DUB	1,153	-	1,153
KRW	1,210,950	USD	1,203,473	1/15/2020	DUB	7,477	-	7,477
KRW	1,210,950	USD	1,203,121	1/15/2020	DUB	7,829	-	7,829
KRW	1,210,950	USD	1,202,625	1/15/2020	DUB	8,325	-	8,325
INR	1,224,450	USD	1,229,839	1/15/2020	DUB	-	(5,389)	(5,389)
INR	1,224,450	USD	1,234,507	1/15/2020	DUB	-	(10,057)	(10,057)
INR	1,259,434	USD	1,261,233	1/15/2020	DUB	-	(1,799)	(1,799)
KRW	1,297,446	USD	1,280,978	1/15/2020	DUB	16,468	-	16,468
TWD	1,335,172	USD	1,328,506	1/15/2020	DUB	6,666	-	6,666
KRW	1,362,319	USD	1,348,366	1/15/2020	DUB	13,953	-	13,953
KRW	1,362,319	USD	1,348,667	1/15/2020	DUB	13,652	-	13,652
KRW	1,383,943	USD	1,366,564	1/15/2020	DUB	17,379	-	17,379
TWD	1,418,621	USD	1,410,555	1/15/2020	DUB	8,066	-	8,066
INR	1,434,356	USD	1,433,286	1/15/2020	DUB	1,070	-	1,070
KRW	1,470,439	USD	1,452,333	1/15/2020	DUB	18,106	-	18,106
TWD	1,502,069	USD	1,497,156	1/15/2020	DUB	4,913	-	4,913
KRW	1,556,936	USD	1,541,466	1/15/2020	DUB	15,470	-	15,470
KRW	1,643,432	USD	1,622,240	1/15/2020	DUB	21,192	-	21,192
KRW	1,643,432	USD	1,629,083	1/15/2020	DUB	14,349	-	14,349
INR	1,644,262	USD	1,651,998	1/15/2020	DUB	-	(7,736)	(7,736)
TWD	1,752,414	USD	1,746,565	1/15/2020	DUB	5,849	-	5,849
INR	1,784,199	USD	1,793,479	1/15/2020	DUB	-	(9,280)	(9,280)
INR	1,935,797	USD	1,944,304	1/15/2020	DUB	-	(8,507)	(8,507)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KRW	1,946,170	USD	1,926,783	1/15/2020	DUB	$19,387	$-	$19,387
KRW	2,011,042	USD	1,989,322	1/15/2020	DUB	21,720	-	21,720
KRW	2,032,666	USD	2,009,560	1/15/2020	DUB	23,106	-	23,106
INR	2,040,750	USD	2,051,304	1/15/2020	DUB	-	(10,554)	(10,554)
KRW	2,119,163	USD	2,095,072	1/15/2020	DUB	24,091	-	24,091
INR	2,466,392	USD	2,475,508	1/15/2020	DUB	-	(9,116)	(9,116)
INR	2,466,392	USD	2,475,212	1/15/2020	DUB	-	(8,820)	(8,820)
TWD	2,670,345	USD	2,657,715	1/15/2020	DUB	12,630	-	12,630
INR	2,996,987	USD	3,002,603	1/15/2020	DUB	-	(5,616)	(5,616)
INR	3,061,070	USD	3,075,609	1/15/2020	DUB	-	(14,539)	(14,539)
INR	3,288,523	USD	3,306,599	1/15/2020	DUB	-	(18,076)	(18,076)
INR	3,323,507	USD	3,328,241	1/15/2020	DUB	-	(4,734)	(4,734)
INR	3,416,799	USD	3,431,042	1/15/2020	DUB	-	(14,243)	(14,243)
INR	3,603,382	USD	3,624,424	1/15/2020	DUB	-	(21,042)	(21,042)
INR	3,953,225	USD	3,970,709	1/15/2020	DUB	-	(17,484)	(17,484)
KRW	10,898,550	USD	10,697,911	1/15/2020	DUB	200,639	-	200,639
PHP	11,251,735	USD	11,190,294	1/15/2020	DUB	61,441	-	61,441
PHP	13,028,325	USD	12,970,169	1/15/2020	DUB	58,156	-	58,156
USD	1,770,449	KRW	1,816,425	1/15/2020	DUB	-	(45,976)	(45,976)
USD	1,688,740	KRW	1,729,929	1/15/2020	DUB	-	(41,189)	(41,189)
USD	1,435,423	KRW	1,470,439	1/15/2020	DUB	-	(35,016)	(35,016)
USD	1,181,883	KRW	1,210,950	1/15/2020	DUB	-	(29,067)	(29,067)
USD	1,182,213	KRW	1,210,950	1/15/2020	DUB	-	(28,737)	(28,737)
USD	1,181,574	KRW	1,210,950	1/15/2020	DUB	-	(29,376)	(29,376)
USD	1,175,503	KRW	1,210,950	1/15/2020	DUB	-	(35,447)	(35,447)
USD	1,016,097	KRW	1,037,957	1/15/2020	DUB	-	(21,860)	(21,860)
USD	1,007,058	KRW	1,037,957	1/15/2020	DUB	-	(30,899)	(30,899)
USD	1,006,612	KRW	1,037,957	1/15/2020	DUB	-	(31,345)	(31,345)
USD	980,118	INR	979,560	1/15/2020	DUB	558	-	558
USD	980,447	INR	979,560	1/15/2020	DUB	887	-	887
USD	921,891	KRW	951,461	1/15/2020	DUB	-	(29,570)	(29,570)
USD	847,932	KRW	864,964	1/15/2020	DUB	-	(17,032)	(17,032)
USD	838,068	KRW	864,964	1/15/2020	DUB	-	(26,896)	(26,896)
USD	838,441	KRW	864,964	1/15/2020	DUB	-	(26,523)	(26,523)
USD	838,117	KRW	864,964	1/15/2020	DUB	-	(26,847)	(26,847)
USD	804,922	INR	804,639	1/15/2020	DUB	283	-	283
USD	764,682	KRW	778,468	1/15/2020	DUB	-	(13,786)	(13,786)
USD	754,129	KRW	778,468	1/15/2020	DUB	-	(24,339)	(24,339)
USD	756,315	KRW	778,468	1/15/2020	DUB	-	(22,153)	(22,153)
USD	756,398	KRW	778,468	1/15/2020	DUB	-	(22,070)	(22,070)
USD	754,458	KRW	778,468	1/15/2020	DUB	-	(24,010)	(24,010)
USD	754,901	KRW	778,468	1/15/2020	DUB	-	(23,567)	(23,567)
USD	699,467	INR	699,686	1/15/2020	DUB	-	(219)	(219)
USD	679,469	KRW	691,971	1/15/2020	DUB	-	(12,502)	(12,502)
USD	673,128	KRW	691,971	1/15/2020	DUB	-	(18,843)	(18,843)
USD	671,727	KRW	691,971	1/15/2020	DUB	-	(20,244)	(20,244)
USD	673,208	KRW	691,971	1/15/2020	DUB	-	(18,763)	(18,763)
USD	671,941	KRW	691,971	1/15/2020	DUB	-	(20,030)	(20,030)
USD	672,896	KRW	691,971	1/15/2020	DUB	-	(19,075)	(19,075)
USD	672,970	KRW	691,971	1/15/2020	DUB	-	(19,001)	(19,001)
USD	673,367	KRW	691,971	1/15/2020	DUB	-	(18,604)	(18,604)
USD	673,005	KRW	691,971	1/15/2020	DUB	-	(18,966)	(18,966)
USD	672,404	KRW	691,971	1/15/2020	DUB	-	(19,567)	(19,567)
USD	670,801	KRW	691,971	1/15/2020	DUB	-	(21,170)	(21,170)
USD	671,766	KRW	691,971	1/15/2020	DUB	-	(20,205)	(20,205)
USD	671,186	KRW	691,971	1/15/2020	DUB	-	(20,785)	(20,785)
USD	672,664	KRW	691,971	1/15/2020	DUB	-	(19,307)	(19,307)
USD	670,561	KRW	691,971	1/15/2020	DUB	-	(21,410)	(21,410)
USD	672,449	KRW	691,971	1/15/2020	DUB	-	(19,522)	(19,522)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	665,937	INR	664,701	1/15/2020	DUB	$1,236	$-	$1,236
USD	594,041	KRW	605,475	1/15/2020	DUB	-	(11,434)	(11,434)
USD	589,027	KRW	605,475	1/15/2020	DUB	-	(16,448)	(16,448)
USD	588,735	KRW	605,475	1/15/2020	DUB	-	(16,740)	(16,740)
USD	588,423	KRW	605,475	1/15/2020	DUB	-	(17,052)	(17,052)
USD	590,035	KRW	605,475	1/15/2020	DUB	-	(15,440)	(15,440)
USD	589,260	KRW	605,475	1/15/2020	DUB	-	(16,215)	(16,215)
USD	588,117	KRW	605,475	1/15/2020	DUB	-	(17,358)	(17,358)
USD	588,052	KRW	605,475	1/15/2020	DUB	-	(17,423)	(17,423)
USD	589,236	KRW	605,475	1/15/2020	DUB	-	(16,239)	(16,239)
USD	588,884	KRW	605,475	1/15/2020	DUB	-	(16,591)	(16,591)
USD	587,155	KRW	605,475	1/15/2020	DUB	-	(18,320)	(18,320)
USD	504,363	KRW	518,979	1/15/2020	DUB	-	(14,616)	(14,616)
USD	454,896	INR	454,796	1/15/2020	DUB	100	-	100
USD	455,221	INR	454,796	1/15/2020	DUB	425	-	425
USD	455,214	INR	454,796	1/15/2020	DUB	418	-	418
USD	417,250	TWD	417,241	1/15/2020	DUB	9	-	9
USD	246,462	TWD	250,345	1/15/2020	DUB	-	(3,883)	(3,883)
USD	174,871	INR	174,921	1/15/2020	DUB	-	(50)	(50)
USD	175,124	INR	174,921	1/15/2020	DUB	203	-	203
USD	164,469	TWD	166,897	1/15/2020	DUB	-	(2,428)	(2,428)
USD	164,534	TWD	166,897	1/15/2020	DUB	-	(2,363)	(2,363)
USD	164,463	TWD	166,897	1/15/2020	DUB	-	(2,434)	(2,434)
USD	164,534	TWD	166,897	1/15/2020	DUB	-	(2,363)	(2,363)
USD	139,893	INR	139,937	1/15/2020	DUB	-	(44)	(44)
USD	139,917	INR	139,937	1/15/2020	DUB	-	(20)	(20)
USD	140,090	INR	139,937	1/15/2020	DUB	153	-	153
USD	84,258	KRW	86,496	1/15/2020	DUB	-	(2,238)	(2,238)
USD	82,243	TWD	83,448	1/15/2020	DUB	-	(1,205)	(1,205)
USD	82,272	TWD	83,448	1/15/2020	DUB	-	(1,176)	(1,176)
USD	8,637,454	KRW	8,872,033	1/16/2020	DUB	-	(234,579)	(234,579)
INR	9,613,616	USD	9,694,841	1/22/2020	DUB	-	(81,225)	(81,225)
TWD	501,205	USD	502,310	2/6/2020	DUB	-	(1,105)	(1,105)
TWD	584,739	USD	586,579	2/6/2020	DUB	-	(1,840)	(1,840)
TWD	584,739	USD	586,402	2/6/2020	DUB	-	(1,663)	(1,663)
BRL	24,859	USD	24,117	1/3/2020	HUS	742	-	742
BRL	24,859	USD	24,095	1/3/2020	HUS	764	-	764
BRL	24,859	USD	24,091	1/3/2020	HUS	768	-	768
BRL	24,859	USD	24,131	1/3/2020	HUS	728	-	728
BRL	24,859	USD	24,096	1/3/2020	HUS	763	-	763
BRL	24,859	USD	24,101	1/3/2020	HUS	758	-	758
BRL	24,859	USD	24,147	1/3/2020	HUS	712	-	712
BRL	24,859	USD	24,082	1/3/2020	HUS	777	-	777
BRL	24,859	USD	24,123	1/3/2020	HUS	736	-	736
BRL	24,859	USD	24,126	1/3/2020	HUS	733	-	733
BRL	24,859	USD	24,122	1/3/2020	HUS	737	-	737
BRL	24,859	USD	24,123	1/3/2020	HUS	736	-	736
BRL	24,859	USD	24,125	1/3/2020	HUS	734	-	734
BRL	24,859	USD	24,112	1/3/2020	HUS	747	-	747
BRL	24,859	USD	23,705	1/3/2020	HUS	1,154	-	1,154
BRL	24,859	USD	23,694	1/3/2020	HUS	1,165	-	1,165
BRL	24,859	USD	23,710	1/3/2020	HUS	1,149	-	1,149
BRL	24,859	USD	23,714	1/3/2020	HUS	1,145	-	1,145
BRL	24,859	USD	24,046	1/3/2020	HUS	813	-	813
BRL	24,859	USD	24,049	1/3/2020	HUS	810	-	810
BRL	24,859	USD	24,102	1/3/2020	HUS	757	-	757
BRL	24,859	USD	24,105	1/3/2020	HUS	754	-	754
BRL	24,859	USD	24,105	1/3/2020	HUS	754	-	754
BRL	24,859	USD	24,106	1/3/2020	HUS	753	-	753

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	24,859	USD	24,116	1/3/2020	HUS	$743	$-	$743
BRL	24,859	USD	24,116	1/3/2020	HUS	743	-	743
BRL	24,859	USD	24,116	1/3/2020	HUS	743	-	743
BRL	24,859	USD	24,114	1/3/2020	HUS	745	-	745
BRL	24,859	USD	24,118	1/3/2020	HUS	741	-	741
BRL	24,859	USD	24,114	1/3/2020	HUS	745	-	745
BRL	24,859	USD	24,119	1/3/2020	HUS	740	-	740
BRL	24,859	USD	24,125	1/3/2020	HUS	734	-	734
BRL	24,859	USD	24,119	1/3/2020	HUS	740	-	740
BRL	24,859	USD	24,119	1/3/2020	HUS	740	-	740
BRL	24,859	USD	24,123	1/3/2020	HUS	736	-	736
BRL	24,859	USD	24,124	1/3/2020	HUS	735	-	735
BRL	24,859	USD	24,267	1/3/2020	HUS	592	-	592
BRL	24,859	USD	24,260	1/3/2020	HUS	599	-	599
BRL	24,859	USD	24,266	1/3/2020	HUS	593	-	593
BRL	24,859	USD	24,271	1/3/2020	HUS	588	-	588
BRL	24,859	USD	24,260	1/3/2020	HUS	599	-	599
BRL	24,859	USD	24,293	1/3/2020	HUS	566	-	566
BRL	24,859	USD	24,293	1/3/2020	HUS	566	-	566
BRL	24,859	USD	24,294	1/3/2020	HUS	565	-	565
BRL	24,859	USD	24,245	1/3/2020	HUS	614	-	614
BRL	24,859	USD	24,250	1/3/2020	HUS	609	-	609
BRL	24,859	USD	24,278	1/3/2020	HUS	581	-	581
BRL	24,859	USD	24,378	1/3/2020	HUS	481	-	481
BRL	24,859	USD	23,835	1/3/2020	HUS	1,024	-	1,024
BRL	24,859	USD	23,839	1/3/2020	HUS	1,020	-	1,020
BRL	24,859	USD	23,835	1/3/2020	HUS	1,024	-	1,024
BRL	24,859	USD	23,833	1/3/2020	HUS	1,026	-	1,026
BRL	24,859	USD	23,831	1/3/2020	HUS	1,028	-	1,028
BRL	24,859	USD	23,854	1/3/2020	HUS	1,005	-	1,005
BRL	24,859	USD	23,860	1/3/2020	HUS	999	-	999
BRL	24,859	USD	23,857	1/3/2020	HUS	1,002	-	1,002
BRL	24,859	USD	23,844	1/3/2020	HUS	1,015	-	1,015
BRL	24,859	USD	23,846	1/3/2020	HUS	1,013	-	1,013
BRL	24,859	USD	23,817	1/3/2020	HUS	1,042	-	1,042
BRL	24,859	USD	23,811	1/3/2020	HUS	1,048	-	1,048
BRL	24,859	USD	23,813	1/3/2020	HUS	1,046	-	1,046
BRL	24,859	USD	23,849	1/3/2020	HUS	1,010	-	1,010
BRL	24,859	USD	23,862	1/3/2020	HUS	997	-	997
BRL	24,859	USD	23,854	1/3/2020	HUS	1,005	-	1,005
BRL	24,859	USD	23,865	1/3/2020	HUS	994	-	994
BRL	24,859	USD	23,855	1/3/2020	HUS	1,004	-	1,004
BRL	24,859	USD	23,849	1/3/2020	HUS	1,010	-	1,010
BRL	24,859	USD	23,846	1/3/2020	HUS	1,013	-	1,013
BRL	24,859	USD	23,846	1/3/2020	HUS	1,013	-	1,013
BRL	24,859	USD	23,813	1/3/2020	HUS	1,046	-	1,046
BRL	24,859	USD	23,814	1/3/2020	HUS	1,045	-	1,045
BRL	24,859	USD	23,849	1/3/2020	HUS	1,010	-	1,010
BRL	24,859	USD	23,691	1/3/2020	HUS	1,168	-	1,168
BRL	24,859	USD	23,690	1/3/2020	HUS	1,169	-	1,169
BRL	24,859	USD	24,423	1/3/2020	HUS	436	-	436
BRL	24,859	USD	24,428	1/3/2020	HUS	431	-	431
BRL	24,859	USD	24,425	1/3/2020	HUS	434	-	434
BRL	24,859	USD	24,431	1/3/2020	HUS	428	-	428
BRL	24,859	USD	24,432	1/3/2020	HUS	427	-	427
BRL	24,859	USD	24,337	1/3/2020	HUS	522	-	522
BRL	24,859	USD	24,410	1/3/2020	HUS	449	-	449
BRL	24,859	USD	24,411	1/3/2020	HUS	448	-	448
BRL	24,859	USD	24,419	1/3/2020	HUS	440	-	440

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	24,859	USD	24,422	1/3/2020	HUS	$437	$-	$437
BRL	24,859	USD	24,423	1/3/2020	HUS	436	-	436
BRL	24,859	USD	24,414	1/3/2020	HUS	445	-	445
BRL	24,859	USD	24,422	1/3/2020	HUS	437	-	437
BRL	24,859	USD	24,335	1/3/2020	HUS	524	-	524
BRL	24,859	USD	24,341	1/3/2020	HUS	518	-	518
BRL	24,859	USD	24,426	1/3/2020	HUS	433	-	433
BRL	24,859	USD	24,432	1/3/2020	HUS	427	-	427
BRL	24,859	USD	24,339	1/3/2020	HUS	520	-	520
BRL	24,859	USD	24,335	1/3/2020	HUS	524	-	524
BRL	24,859	USD	24,335	1/3/2020	HUS	524	-	524
BRL	24,859	USD	24,329	1/3/2020	HUS	530	-	530
BRL	24,859	USD	24,423	1/3/2020	HUS	436	-	436
BRL	24,859	USD	24,413	1/3/2020	HUS	446	-	446
BRL	24,859	USD	24,332	1/3/2020	HUS	527	-	527
BRL	24,859	USD	24,323	1/3/2020	HUS	536	-	536
BRL	49,718	USD	48,119	1/3/2020	HUS	1,599	-	1,599
BRL	49,718	USD	48,072	1/3/2020	HUS	1,646	-	1,646
BRL	49,718	USD	48,163	1/3/2020	HUS	1,555	-	1,555
BRL	49,718	USD	48,227	1/3/2020	HUS	1,491	-	1,491
BRL	49,718	USD	48,283	1/3/2020	HUS	1,435	-	1,435
BRL	49,718	USD	48,269	1/3/2020	HUS	1,449	-	1,449
BRL	49,718	USD	48,265	1/3/2020	HUS	1,453	-	1,453
BRL	49,718	USD	48,280	1/3/2020	HUS	1,438	-	1,438
BRL	49,718	USD	48,284	1/3/2020	HUS	1,434	-	1,434
BRL	49,718	USD	48,287	1/3/2020	HUS	1,431	-	1,431
BRL	49,718	USD	48,274	1/3/2020	HUS	1,444	-	1,444
BRL	49,718	USD	48,291	1/3/2020	HUS	1,427	-	1,427
BRL	49,718	USD	48,303	1/3/2020	HUS	1,415	-	1,415
BRL	49,718	USD	48,228	1/3/2020	HUS	1,490	-	1,490
BRL	49,718	USD	48,251	1/3/2020	HUS	1,467	-	1,467
BRL	49,718	USD	48,251	1/3/2020	HUS	1,467	-	1,467
BRL	49,718	USD	48,257	1/3/2020	HUS	1,461	-	1,461
BRL	49,718	USD	48,191	1/3/2020	HUS	1,527	-	1,527
BRL	49,718	USD	48,251	1/3/2020	HUS	1,467	-	1,467
BRL	49,718	USD	48,226	1/3/2020	HUS	1,492	-	1,492
BRL	49,718	USD	48,227	1/3/2020	HUS	1,491	-	1,491
BRL	49,718	USD	48,197	1/3/2020	HUS	1,521	-	1,521
BRL	49,718	USD	48,209	1/3/2020	HUS	1,509	-	1,509
BRL	49,718	USD	48,209	1/3/2020	HUS	1,509	-	1,509
BRL	49,718	USD	48,321	1/3/2020	HUS	1,397	-	1,397
BRL	49,718	USD	48,159	1/3/2020	HUS	1,559	-	1,559
BRL	49,718	USD	48,177	1/3/2020	HUS	1,541	-	1,541
BRL	49,718	USD	48,179	1/3/2020	HUS	1,539	-	1,539
BRL	49,718	USD	48,185	1/3/2020	HUS	1,533	-	1,533
BRL	49,718	USD	48,238	1/3/2020	HUS	1,480	-	1,480
BRL	49,718	USD	48,249	1/3/2020	HUS	1,469	-	1,469
BRL	49,718	USD	48,234	1/3/2020	HUS	1,484	-	1,484
BRL	49,718	USD	48,240	1/3/2020	HUS	1,478	-	1,478
BRL	49,718	USD	48,239	1/3/2020	HUS	1,479	-	1,479
BRL	49,718	USD	48,251	1/3/2020	HUS	1,467	-	1,467
BRL	49,718	USD	48,227	1/3/2020	HUS	1,491	-	1,491
BRL	49,718	USD	47,392	1/3/2020	HUS	2,326	-	2,326
BRL	49,718	USD	47,416	1/3/2020	HUS	2,302	-	2,302
BRL	49,718	USD	47,400	1/3/2020	HUS	2,318	-	2,318
BRL	49,718	USD	47,416	1/3/2020	HUS	2,302	-	2,302
BRL	49,718	USD	47,423	1/3/2020	HUS	2,295	-	2,295
BRL	49,718	USD	47,418	1/3/2020	HUS	2,300	-	2,300
BRL	49,718	USD	47,774	1/3/2020	HUS	1,944	-	1,944

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	49,718	USD	47,819	1/3/2020	HUS	$1,899	$-	$1,899
BRL	49,718	USD	47,846	1/3/2020	HUS	1,872	-	1,872
BRL	49,718	USD	47,848	1/3/2020	HUS	1,870	-	1,870
BRL	49,718	USD	47,859	1/3/2020	HUS	1,859	-	1,859
BRL	49,718	USD	48,087	1/3/2020	HUS	1,631	-	1,631
BRL	49,718	USD	48,094	1/3/2020	HUS	1,624	-	1,624
BRL	49,718	USD	48,110	1/3/2020	HUS	1,608	-	1,608
BRL	49,718	USD	48,076	1/3/2020	HUS	1,642	-	1,642
BRL	49,718	USD	48,087	1/3/2020	HUS	1,631	-	1,631
BRL	49,718	USD	48,087	1/3/2020	HUS	1,631	-	1,631
BRL	49,718	USD	48,087	1/3/2020	HUS	1,631	-	1,631
BRL	49,718	USD	48,095	1/3/2020	HUS	1,623	-	1,623
BRL	49,718	USD	48,105	1/3/2020	HUS	1,613	-	1,613
BRL	49,718	USD	48,199	1/3/2020	HUS	1,519	-	1,519
BRL	49,718	USD	48,207	1/3/2020	HUS	1,511	-	1,511
BRL	49,718	USD	48,209	1/3/2020	HUS	1,509	-	1,509
BRL	49,718	USD	48,211	1/3/2020	HUS	1,507	-	1,507
BRL	49,718	USD	48,210	1/3/2020	HUS	1,508	-	1,508
BRL	49,718	USD	48,222	1/3/2020	HUS	1,496	-	1,496
BRL	49,718	USD	48,220	1/3/2020	HUS	1,498	-	1,498
BRL	49,718	USD	48,215	1/3/2020	HUS	1,503	-	1,503
BRL	49,718	USD	48,216	1/3/2020	HUS	1,502	-	1,502
BRL	49,718	USD	48,220	1/3/2020	HUS	1,498	-	1,498
BRL	49,718	USD	48,222	1/3/2020	HUS	1,496	-	1,496
BRL	49,718	USD	48,229	1/3/2020	HUS	1,489	-	1,489
BRL	49,718	USD	48,229	1/3/2020	HUS	1,489	-	1,489
BRL	49,718	USD	48,230	1/3/2020	HUS	1,488	-	1,488
BRL	49,718	USD	48,233	1/3/2020	HUS	1,485	-	1,485
BRL	49,718	USD	48,238	1/3/2020	HUS	1,480	-	1,480
BRL	49,718	USD	48,238	1/3/2020	HUS	1,480	-	1,480
BRL	49,718	USD	48,239	1/3/2020	HUS	1,479	-	1,479
BRL	49,718	USD	48,255	1/3/2020	HUS	1,463	-	1,463
BRL	49,718	USD	48,237	1/3/2020	HUS	1,481	-	1,481
BRL	49,718	USD	48,544	1/3/2020	HUS	1,174	-	1,174
BRL	49,718	USD	48,473	1/3/2020	HUS	1,245	-	1,245
BRL	49,718	USD	48,631	1/3/2020	HUS	1,087	-	1,087
BRL	49,718	USD	48,515	1/3/2020	HUS	1,203	-	1,203
BRL	49,718	USD	48,667	1/3/2020	HUS	1,051	-	1,051
BRL	49,718	USD	48,762	1/3/2020	HUS	956	-	956
BRL	49,718	USD	48,757	1/3/2020	HUS	961	-	961
BRL	49,718	USD	48,766	1/3/2020	HUS	952	-	952
BRL	49,718	USD	47,652	1/3/2020	HUS	2,066	-	2,066
BRL	49,718	USD	47,641	1/3/2020	HUS	2,077	-	2,077
BRL	49,718	USD	47,686	1/3/2020	HUS	2,032	-	2,032
BRL	49,718	USD	47,684	1/3/2020	HUS	2,034	-	2,034
BRL	49,718	USD	47,635	1/3/2020	HUS	2,083	-	2,083
BRL	49,718	USD	47,703	1/3/2020	HUS	2,015	-	2,015
BRL	49,718	USD	47,713	1/3/2020	HUS	2,005	-	2,005
BRL	49,718	USD	47,698	1/3/2020	HUS	2,020	-	2,020
BRL	49,718	USD	47,684	1/3/2020	HUS	2,034	-	2,034
BRL	49,718	USD	47,694	1/3/2020	HUS	2,024	-	2,024
BRL	49,718	USD	47,376	1/3/2020	HUS	2,342	-	2,342
BRL	49,718	USD	47,427	1/3/2020	HUS	2,291	-	2,291
BRL	49,718	USD	47,423	1/3/2020	HUS	2,295	-	2,295
BRL	49,718	USD	47,377	1/3/2020	HUS	2,341	-	2,341
BRL	49,718	USD	47,399	1/3/2020	HUS	2,319	-	2,319
BRL	49,718	USD	48,850	1/3/2020	HUS	868	-	868
BRL	49,718	USD	48,859	1/3/2020	HUS	859	-	859
BRL	49,718	USD	48,669	1/3/2020	HUS	1,049	-	1,049

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	49,718	USD	48,681	1/3/2020	HUS	$1,037	$-	$1,037
BRL	49,718	USD	48,821	1/3/2020	HUS	897	-	897
BRL	49,718	USD	48,828	1/3/2020	HUS	890	-	890
BRL	49,718	USD	48,850	1/3/2020	HUS	868	-	868
BRL	49,718	USD	48,851	1/3/2020	HUS	867	-	867
BRL	49,718	USD	48,822	1/3/2020	HUS	896	-	896
BRL	49,718	USD	48,832	1/3/2020	HUS	886	-	886
BRL	49,718	USD	48,833	1/3/2020	HUS	885	-	885
BRL	49,718	USD	48,864	1/3/2020	HUS	854	-	854
BRL	49,718	USD	48,669	1/3/2020	HUS	1,049	-	1,049
BRL	49,718	USD	48,682	1/3/2020	HUS	1,036	-	1,036
BRL	49,718	USD	48,670	1/3/2020	HUS	1,048	-	1,048
BRL	74,577	USD	72,169	1/3/2020	HUS	2,408	-	2,408
BRL	74,577	USD	72,124	1/3/2020	HUS	2,453	-	2,453
BRL	74,577	USD	72,131	1/3/2020	HUS	2,446	-	2,446
BRL	74,577	USD	72,176	1/3/2020	HUS	2,401	-	2,401
BRL	74,577	USD	72,213	1/3/2020	HUS	2,364	-	2,364
BRL	74,577	USD	72,403	1/3/2020	HUS	2,174	-	2,174
BRL	74,577	USD	72,354	1/3/2020	HUS	2,223	-	2,223
BRL	74,577	USD	72,388	1/3/2020	HUS	2,189	-	2,189
BRL	74,577	USD	72,394	1/3/2020	HUS	2,183	-	2,183
BRL	74,577	USD	72,368	1/3/2020	HUS	2,209	-	2,209
BRL	74,577	USD	72,397	1/3/2020	HUS	2,180	-	2,180
BRL	74,577	USD	72,394	1/3/2020	HUS	2,183	-	2,183
BRL	74,577	USD	72,288	1/3/2020	HUS	2,289	-	2,289
BRL	74,577	USD	72,281	1/3/2020	HUS	2,296	-	2,296
BRL	74,577	USD	72,436	1/3/2020	HUS	2,141	-	2,141
BRL	74,577	USD	72,459	1/3/2020	HUS	2,118	-	2,118
BRL	74,577	USD	72,479	1/3/2020	HUS	2,098	-	2,098
BRL	74,577	USD	72,258	1/3/2020	HUS	2,319	-	2,319
BRL	74,577	USD	72,366	1/3/2020	HUS	2,211	-	2,211
BRL	74,577	USD	72,352	1/3/2020	HUS	2,225	-	2,225
BRL	74,577	USD	71,107	1/3/2020	HUS	3,470	-	3,470
BRL	74,577	USD	71,126	1/3/2020	HUS	3,451	-	3,451
BRL	74,577	USD	71,109	1/3/2020	HUS	3,468	-	3,468
BRL	74,577	USD	71,117	1/3/2020	HUS	3,460	-	3,460
BRL	74,577	USD	71,118	1/3/2020	HUS	3,459	-	3,459
BRL	74,577	USD	71,630	1/3/2020	HUS	2,947	-	2,947
BRL	74,577	USD	71,735	1/3/2020	HUS	2,842	-	2,842
BRL	74,577	USD	71,745	1/3/2020	HUS	2,832	-	2,832
BRL	74,577	USD	71,743	1/3/2020	HUS	2,834	-	2,834
BRL	74,577	USD	71,791	1/3/2020	HUS	2,786	-	2,786
BRL	74,577	USD	71,776	1/3/2020	HUS	2,801	-	2,801
BRL	74,577	USD	71,790	1/3/2020	HUS	2,787	-	2,787
BRL	74,577	USD	71,747	1/3/2020	HUS	2,830	-	2,830
BRL	74,577	USD	71,722	1/3/2020	HUS	2,855	-	2,855
BRL	74,577	USD	71,743	1/3/2020	HUS	2,834	-	2,834
BRL	74,577	USD	71,756	1/3/2020	HUS	2,821	-	2,821
BRL	74,577	USD	71,780	1/3/2020	HUS	2,797	-	2,797
BRL	74,577	USD	71,785	1/3/2020	HUS	2,792	-	2,792
BRL	74,577	USD	71,789	1/3/2020	HUS	2,788	-	2,788
BRL	74,577	USD	71,797	1/3/2020	HUS	2,780	-	2,780
BRL	74,577	USD	71,798	1/3/2020	HUS	2,779	-	2,779
BRL	74,577	USD	72,160	1/3/2020	HUS	2,417	-	2,417
BRL	74,577	USD	72,164	1/3/2020	HUS	2,413	-	2,413
BRL	74,577	USD	72,154	1/3/2020	HUS	2,423	-	2,423
BRL	74,577	USD	72,072	1/3/2020	HUS	2,505	-	2,505
BRL	74,577	USD	72,123	1/3/2020	HUS	2,454	-	2,454
BRL	74,577	USD	72,107	1/3/2020	HUS	2,470	-	2,470

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	74,577	USD	72,107	1/3/2020	HUS	$2,470	$-	$2,470
BRL	74,577	USD	72,123	1/3/2020	HUS	2,454	-	2,454
BRL	74,577	USD	72,183	1/3/2020	HUS	2,394	-	2,394
BRL	74,577	USD	72,192	1/3/2020	HUS	2,385	-	2,385
BRL	74,577	USD	72,139	1/3/2020	HUS	2,438	-	2,438
BRL	74,577	USD	72,770	1/3/2020	HUS	1,807	-	1,807
BRL	74,577	USD	72,980	1/3/2020	HUS	1,597	-	1,597
BRL	74,577	USD	73,133	1/3/2020	HUS	1,444	-	1,444
BRL	74,577	USD	73,130	1/3/2020	HUS	1,447	-	1,447
BRL	74,577	USD	73,151	1/3/2020	HUS	1,426	-	1,426
BRL	74,577	USD	73,153	1/3/2020	HUS	1,424	-	1,424
BRL	74,577	USD	71,471	1/3/2020	HUS	3,106	-	3,106
BRL	74,577	USD	71,459	1/3/2020	HUS	3,118	-	3,118
BRL	74,577	USD	71,459	1/3/2020	HUS	3,118	-	3,118
BRL	74,577	USD	71,471	1/3/2020	HUS	3,106	-	3,106
BRL	74,577	USD	71,487	1/3/2020	HUS	3,090	-	3,090
BRL	74,577	USD	71,131	1/3/2020	HUS	3,446	-	3,446
BRL	74,577	USD	71,144	1/3/2020	HUS	3,433	-	3,433
BRL	74,577	USD	71,048	1/3/2020	HUS	3,529	-	3,529
BRL	74,577	USD	71,085	1/3/2020	HUS	3,492	-	3,492
BRL	74,577	USD	73,198	1/3/2020	HUS	1,379	-	1,379
BRL	74,577	USD	73,276	1/3/2020	HUS	1,301	-	1,301
BRL	74,577	USD	73,285	1/3/2020	HUS	1,292	-	1,292
BRL	99,436	USD	96,221	1/3/2020	HUS	3,215	-	3,215
BRL	99,436	USD	96,276	1/3/2020	HUS	3,160	-	3,160
BRL	99,436	USD	96,518	1/3/2020	HUS	2,918	-	2,918
BRL	99,436	USD	96,528	1/3/2020	HUS	2,908	-	2,908
BRL	99,436	USD	96,573	1/3/2020	HUS	2,863	-	2,863
BRL	99,436	USD	96,619	1/3/2020	HUS	2,817	-	2,817
BRL	99,436	USD	96,642	1/3/2020	HUS	2,794	-	2,794
BRL	99,436	USD	95,661	1/3/2020	HUS	3,775	-	3,775
BRL	99,436	USD	95,802	1/3/2020	HUS	3,634	-	3,634
BRL	99,436	USD	95,696	1/3/2020	HUS	3,740	-	3,740
BRL	99,436	USD	95,702	1/3/2020	HUS	3,734	-	3,734
BRL	99,436	USD	95,718	1/3/2020	HUS	3,718	-	3,718
BRL	99,436	USD	95,718	1/3/2020	HUS	3,718	-	3,718
BRL	99,436	USD	96,132	1/3/2020	HUS	3,304	-	3,304
BRL	99,436	USD	96,226	1/3/2020	HUS	3,210	-	3,210
BRL	99,436	USD	96,319	1/3/2020	HUS	3,117	-	3,117
BRL	99,436	USD	96,210	1/3/2020	HUS	3,226	-	3,226
BRL	99,436	USD	96,220	1/3/2020	HUS	3,216	-	3,216
BRL	99,436	USD	97,274	1/3/2020	HUS	2,162	-	2,162
BRL	99,436	USD	97,324	1/3/2020	HUS	2,112	-	2,112
BRL	99,436	USD	97,523	1/3/2020	HUS	1,913	-	1,913
BRL	99,436	USD	97,537	1/3/2020	HUS	1,899	-	1,899
BRL	99,436	USD	97,539	1/3/2020	HUS	1,897	-	1,897
BRL	99,436	USD	95,278	1/3/2020	HUS	4,158	-	4,158
BRL	99,436	USD	95,234	1/3/2020	HUS	4,202	-	4,202
BRL	124,295	USD	120,260	1/3/2020	HUS	4,035	-	4,035
BRL	124,295	USD	120,237	1/3/2020	HUS	4,058	-	4,058
BRL	124,295	USD	120,262	1/3/2020	HUS	4,033	-	4,033
BRL	124,295	USD	120,341	1/3/2020	HUS	3,954	-	3,954
BRL	124,295	USD	120,298	1/3/2020	HUS	3,997	-	3,997
BRL	124,295	USD	119,352	1/3/2020	HUS	4,943	-	4,943
BRL	124,295	USD	119,463	1/3/2020	HUS	4,832	-	4,832
BRL	124,295	USD	119,583	1/3/2020	HUS	4,712	-	4,712
BRL	124,295	USD	119,649	1/3/2020	HUS	4,646	-	4,646
BRL	124,295	USD	119,664	1/3/2020	HUS	4,631	-	4,631
BRL	124,295	USD	119,592	1/3/2020	HUS	4,703	-	4,703

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	124,295	USD	119,626	1/3/2020	HUS	$4,669	$-	$4,669
BRL	124,295	USD	120,222	1/3/2020	HUS	4,073	-	4,073
BRL	124,295	USD	120,164	1/3/2020	HUS	4,131	-	4,131
BRL	124,295	USD	120,245	1/3/2020	HUS	4,050	-	4,050
BRL	124,295	USD	120,349	1/3/2020	HUS	3,946	-	3,946
BRL	124,295	USD	120,282	1/3/2020	HUS	4,013	-	4,013
BRL	124,295	USD	121,590	1/3/2020	HUS	2,705	-	2,705
BRL	124,295	USD	121,602	1/3/2020	HUS	2,693	-	2,693
BRL	124,295	USD	121,655	1/3/2020	HUS	2,640	-	2,640
BRL	124,295	USD	121,672	1/3/2020	HUS	2,623	-	2,623
BRL	124,295	USD	121,895	1/3/2020	HUS	2,400	-	2,400
BRL	124,295	USD	121,923	1/3/2020	HUS	2,372	-	2,372
BRL	124,295	USD	121,940	1/3/2020	HUS	2,355	-	2,355
BRL	124,295	USD	121,925	1/3/2020	HUS	2,370	-	2,370
BRL	124,295	USD	119,070	1/3/2020	HUS	5,225	-	5,225
BRL	124,295	USD	119,108	1/3/2020	HUS	5,187	-	5,187
BRL	124,295	USD	119,056	1/3/2020	HUS	5,239	-	5,239
BRL	149,154	USD	143,490	1/3/2020	HUS	5,664	-	5,664
BRL	149,154	USD	143,336	1/3/2020	HUS	5,818	-	5,818
BRL	149,154	USD	143,688	1/3/2020	HUS	5,466	-	5,466
BRL	149,154	USD	143,707	1/3/2020	HUS	5,447	-	5,447
BRL	149,154	USD	143,742	1/3/2020	HUS	5,412	-	5,412
BRL	149,154	USD	143,596	1/3/2020	HUS	5,558	-	5,558
BRL	149,154	USD	143,579	1/3/2020	HUS	5,575	-	5,575
BRL	149,154	USD	144,400	1/3/2020	HUS	4,754	-	4,754
BRL	149,154	USD	144,483	1/3/2020	HUS	4,671	-	4,671
BRL	149,154	USD	144,410	1/3/2020	HUS	4,744	-	4,744
BRL	149,154	USD	145,883	1/3/2020	HUS	3,271	-	3,271
BRL	149,154	USD	145,947	1/3/2020	HUS	3,207	-	3,207
BRL	149,154	USD	145,993	1/3/2020	HUS	3,161	-	3,161
BRL	149,154	USD	146,025	1/3/2020	HUS	3,129	-	3,129
BRL	149,154	USD	146,324	1/3/2020	HUS	2,830	-	2,830
BRL	149,154	USD	142,684	1/3/2020	HUS	6,470	-	6,470
BRL	174,012	USD	167,187	1/3/2020	HUS	6,825	-	6,825
BRL	174,012	USD	167,208	1/3/2020	HUS	6,804	-	6,804
BRL	174,012	USD	167,246	1/3/2020	HUS	6,766	-	6,766
BRL	174,012	USD	167,476	1/3/2020	HUS	6,536	-	6,536
BRL	174,012	USD	167,428	1/3/2020	HUS	6,584	-	6,584
BRL	174,012	USD	170,648	1/3/2020	HUS	3,364	-	3,364
BRL	174,012	USD	170,656	1/3/2020	HUS	3,356	-	3,356
BRL	174,012	USD	170,685	1/3/2020	HUS	3,327	-	3,327
BRL	179,670	USD	176,158	1/3/2020	HUS	3,512	-	3,512
BRL	179,670	USD	176,145	1/3/2020	HUS	3,525	-	3,525
BRL	198,871	USD	191,337	1/3/2020	HUS	7,534	-	7,534
BRL	200,114	USD	196,269	1/3/2020	HUS	3,845	-	3,845
BRL	203,562	USD	200,309	1/3/2020	HUS	3,253	-	3,253
BRL	204,320	USD	199,611	1/3/2020	HUS	4,709	-	4,709
BRL	216,951	USD	213,439	1/3/2020	HUS	3,512	-	3,512
BRL	223,730	USD	215,581	1/3/2020	HUS	8,149	-	8,149
BRL	223,730	USD	215,591	1/3/2020	HUS	8,139	-	8,139
BRL	223,730	USD	215,300	1/3/2020	HUS	8,430	-	8,430
BRL	223,730	USD	215,388	1/3/2020	HUS	8,342	-	8,342
BRL	223,730	USD	215,561	1/3/2020	HUS	8,169	-	8,169
BRL	223,730	USD	214,003	1/3/2020	HUS	9,727	-	9,727
BRL	235,030	USD	231,021	1/3/2020	HUS	4,009	-	4,009
BRL	261,722	USD	257,693	1/3/2020	HUS	4,029	-	4,029
BRL	263,422	USD	257,273	1/3/2020	HUS	6,149	-	6,149
BRL	267,233	USD	260,922	1/3/2020	HUS	6,311	-	6,311
BRL	273,448	USD	263,133	1/3/2020	HUS	10,315	-	10,315

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	291,964	USD	286,383	1/3/2020	HUS	$5,581	$-	$5,581
BRL	307,347	USD	302,756	1/3/2020	HUS	4,591	-	4,591
BRL	323,166	USD	309,123	1/3/2020	HUS	14,043	-	14,043
BRL	334,423	USD	329,234	1/3/2020	HUS	5,189	-	5,189
BRL	335,264	USD	327,410	1/3/2020	HUS	7,854	-	7,854
BRL	337,371	USD	330,631	1/3/2020	HUS	6,740	-	6,740
BRL	348,025	USD	332,950	1/3/2020	HUS	15,075	-	15,075
BRL	348,963	USD	343,486	1/3/2020	HUS	5,477	-	5,477
BRL	366,248	USD	357,234	1/3/2020	HUS	9,014	-	9,014
BRL	371,108	USD	363,570	1/3/2020	HUS	7,538	-	7,538
BRL	392,584	USD	385,926	1/3/2020	HUS	6,658	-	6,658
BRL	428,816	USD	420,311	1/3/2020	HUS	8,505	-	8,505
BRL	433,901	USD	426,522	1/3/2020	HUS	7,379	-	7,379
BRL	459,720	USD	449,125	1/3/2020	HUS	10,595	-	10,595
BRL	472,320	USD	457,226	1/3/2020	HUS	15,094	-	15,094
BRL	479,777	USD	467,822	1/3/2020	HUS	11,955	-	11,955
BRL	522,037	USD	506,133	1/3/2020	HUS	15,904	-	15,904
BRL	569,404	USD	552,950	1/3/2020	HUS	16,454	-	16,454
BRL	587,420	USD	573,714	1/3/2020	HUS	13,706	-	13,706
BRL	598,686	USD	584,632	1/3/2020	HUS	14,054	-	14,054
BRL	598,686	USD	584,390	1/3/2020	HUS	14,296	-	14,296
BRL	612,960	USD	598,833	1/3/2020	HUS	14,127	-	14,127
BRL	621,473	USD	607,076	1/3/2020	HUS	14,397	-	14,397
BRL	682,930	USD	666,267	1/3/2020	HUS	16,663	-	16,663
BRL	719,666	USD	701,767	1/3/2020	HUS	17,899	-	17,899
BRL	742,315	USD	724,696	1/3/2020	HUS	17,619	-	17,619
BRL	771,048	USD	752,209	1/3/2020	HUS	18,839	-	18,839
BRL	961,212	USD	938,051	1/3/2020	HUS	23,161	-	23,161
BRL	1,100,847	USD	1,069,011	1/3/2020	HUS	31,836	-	31,836
BRL	1,138,808	USD	1,105,711	1/3/2020	HUS	33,097	-	33,097
BRL	1,822,988	USD	1,754,764	1/3/2020	HUS	68,224	-	68,224
BRL	1,831,274	USD	1,763,035	1/3/2020	HUS	68,239	-	68,239
BRL	59,089,666	USD	58,309,395	1/3/2020	HUS	780,271	-	780,271
USD	2,142,347	BRL	2,237,303	1/3/2020	HUS	-	(94,956)	(94,956)
USD	1,965,111	BRL	2,043,956	1/3/2020	HUS	-	(78,845)	(78,845)
USD	1,807,120	BRL	1,867,182	1/3/2020	HUS	-	(60,062)	(60,062)
USD	1,807,033	BRL	1,867,182	1/3/2020	HUS	-	(60,149)	(60,149)
USD	1,806,555	BRL	1,867,182	1/3/2020	HUS	-	(60,627)	(60,627)
USD	1,823,198	BRL	1,864,419	1/3/2020	HUS	-	(41,221)	(41,221)
USD	1,399,758	BRL	1,458,390	1/3/2020	HUS	-	(58,632)	(58,632)
USD	1,375,774	BRL	1,441,818	1/3/2020	HUS	-	(66,044)	(66,044)
USD	1,182,482	BRL	1,231,543	1/3/2020	HUS	-	(49,061)	(49,061)
USD	1,150,719	BRL	1,200,633	1/3/2020	HUS	-	(49,914)	(49,914)
USD	1,142,357	BRL	1,190,491	1/3/2020	HUS	-	(48,134)	(48,134)
USD	1,048,749	BRL	1,091,583	1/3/2020	HUS	-	(42,834)	(42,834)
USD	1,033,834	BRL	1,078,218	1/3/2020	HUS	-	(44,384)	(44,384)
USD	1,024,837	BRL	1,056,504	1/3/2020	HUS	-	(31,667)	(31,667)
USD	1,011,672	BRL	1,054,300	1/3/2020	HUS	-	(42,628)	(42,628)
USD	1,012,634	BRL	1,044,075	1/3/2020	HUS	-	(31,441)	(31,441)
USD	961,725	BRL	1,000,814	1/3/2020	HUS	-	(39,089)	(39,089)
USD	958,198	BRL	996,429	1/3/2020	HUS	-	(38,231)	(38,231)
USD	939,753	BRL	978,276	1/3/2020	HUS	-	(38,523)	(38,523)
USD	940,291	BRL	978,275	1/3/2020	HUS	-	(37,984)	(37,984)
USD	934,319	BRL	973,200	1/3/2020	HUS	-	(38,881)	(38,881)
USD	933,985	BRL	973,200	1/3/2020	HUS	-	(39,215)	(39,215)
USD	901,698	BRL	944,639	1/3/2020	HUS	-	(42,941)	(42,941)
USD	903,134	BRL	940,650	1/3/2020	HUS	-	(37,516)	(37,516)
USD	903,525	BRL	940,316	1/3/2020	HUS	-	(36,791)	(36,791)
USD	866,044	BRL	901,136	1/3/2020	HUS	-	(35,092)	(35,092)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	847,633	BRL	881,663	1/3/2020	HUS	$-	$(34,030)	$(34,030)
USD	833,495	BRL	867,372	1/3/2020	HUS	-	(33,877)	(33,877)
USD	805,605	BRL	838,989	1/3/2020	HUS	-	(33,384)	(33,384)
USD	800,268	BRL	832,774	1/3/2020	HUS	-	(32,506)	(32,506)
USD	777,728	BRL	811,001	1/3/2020	HUS	-	(33,273)	(33,273)
USD	777,728	BRL	811,001	1/3/2020	HUS	-	(33,273)	(33,273)
USD	755,052	BRL	787,711	1/3/2020	HUS	-	(32,659)	(32,659)
USD	754,872	BRL	787,711	1/3/2020	HUS	-	(32,839)	(32,839)
USD	747,923	BRL	778,192	1/3/2020	HUS	-	(30,269)	(30,269)
USD	751,384	BRL	774,770	1/3/2020	HUS	-	(23,386)	(23,386)
USD	726,404	BRL	755,712	1/3/2020	HUS	-	(29,308)	(29,308)
USD	723,408	BRL	754,753	1/3/2020	HUS	-	(31,345)	(31,345)
USD	715,786	BRL	745,768	1/3/2020	HUS	-	(29,982)	(29,982)
USD	699,477	BRL	727,124	1/3/2020	HUS	-	(27,647)	(27,647)
USD	694,826	BRL	722,980	1/3/2020	HUS	-	(28,154)	(28,154)
USD	687,960	BRL	715,768	1/3/2020	HUS	-	(27,808)	(27,808)
USD	682,928	BRL	704,336	1/3/2020	HUS	-	(21,408)	(21,408)
USD	673,526	BRL	701,022	1/3/2020	HUS	-	(27,496)	(27,496)
USD	679,903	BRL	700,050	1/3/2020	HUS	-	(20,147)	(20,147)
USD	670,126	BRL	697,875	1/3/2020	HUS	-	(27,749)	(27,749)
USD	670,025	BRL	697,874	1/3/2020	HUS	-	(27,849)	(27,849)
USD	668,127	BRL	696,050	1/3/2020	HUS	-	(27,923)	(27,923)
USD	647,918	BRL	666,714	1/3/2020	HUS	-	(18,796)	(18,796)
USD	623,181	BRL	648,494	1/3/2020	HUS	-	(25,313)	(25,313)
USD	615,372	BRL	642,189	1/3/2020	HUS	-	(26,817)	(26,817)
USD	614,361	BRL	638,736	1/3/2020	HUS	-	(24,375)	(24,375)
USD	579,271	BRL	602,829	1/3/2020	HUS	-	(23,558)	(23,558)
USD	578,379	BRL	602,016	1/3/2020	HUS	-	(23,637)	(23,637)
USD	550,345	BRL	566,707	1/3/2020	HUS	-	(16,362)	(16,362)
USD	541,816	BRL	564,390	1/3/2020	HUS	-	(22,574)	(22,574)
USD	533,905	BRL	556,840	1/3/2020	HUS	-	(22,935)	(22,935)
USD	532,876	BRL	555,183	1/3/2020	HUS	-	(22,307)	(22,307)
USD	520,917	BRL	546,896	1/3/2020	HUS	-	(25,979)	(25,979)
USD	513,165	BRL	530,106	1/3/2020	HUS	-	(16,941)	(16,941)
USD	475,453	BRL	495,061	1/3/2020	HUS	-	(19,608)	(19,608)
USD	466,915	BRL	485,440	1/3/2020	HUS	-	(18,525)	(18,525)
USD	458,380	BRL	478,253	1/3/2020	HUS	-	(19,873)	(19,873)
USD	462,715	BRL	472,320	1/3/2020	HUS	-	(9,605)	(9,605)
USD	438,373	BRL	447,461	1/3/2020	HUS	-	(9,088)	(9,088)
USD	438,308	BRL	447,461	1/3/2020	HUS	-	(9,153)	(9,153)
USD	438,212	BRL	447,461	1/3/2020	HUS	-	(9,249)	(9,249)
USD	427,934	BRL	446,050	1/3/2020	HUS	-	(18,116)	(18,116)
USD	416,935	BRL	435,031	1/3/2020	HUS	-	(18,096)	(18,096)
USD	416,877	BRL	433,686	1/3/2020	HUS	-	(16,809)	(16,809)
USD	413,415	BRL	431,287	1/3/2020	HUS	-	(17,872)	(17,872)
USD	413,767	BRL	422,602	1/3/2020	HUS	-	(8,835)	(8,835)
USD	406,060	BRL	422,602	1/3/2020	HUS	-	(16,542)	(16,542)
USD	403,501	BRL	420,944	1/3/2020	HUS	-	(17,443)	(17,443)
USD	403,616	BRL	419,840	1/3/2020	HUS	-	(16,224)	(16,224)
USD	397,683	BRL	413,886	1/3/2020	HUS	-	(16,203)	(16,203)
USD	393,003	BRL	408,791	1/3/2020	HUS	-	(15,788)	(15,788)
USD	387,028	BRL	402,922	1/3/2020	HUS	-	(15,894)	(15,894)
USD	387,287	BRL	402,922	1/3/2020	HUS	-	(15,635)	(15,635)
USD	383,612	BRL	400,211	1/3/2020	HUS	-	(16,599)	(16,599)
USD	388,507	BRL	400,029	1/3/2020	HUS	-	(11,522)	(11,522)
USD	379,064	BRL	395,347	1/3/2020	HUS	-	(16,283)	(16,283)
USD	378,413	BRL	389,457	1/3/2020	HUS	-	(11,044)	(11,044)
USD	378,221	BRL	389,457	1/3/2020	HUS	-	(11,236)	(11,236)
USD	368,529	BRL	383,242	1/3/2020	HUS	-	(14,713)	(14,713)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	362,033	BRL	374,192	1/3/2020	HUS	$-	$(12,159)	$(12,159)
USD	357,659	BRL	372,884	1/3/2020	HUS	-	(15,225)	(15,225)
USD	350,939	BRL	372,884	1/3/2020	HUS	-	(21,945)	(21,945)
USD	354,643	BRL	369,463	1/3/2020	HUS	-	(14,820)	(14,820)
USD	340,832	BRL	348,025	1/3/2020	HUS	-	(7,193)	(7,193)
USD	341,230	BRL	348,025	1/3/2020	HUS	-	(6,795)	(6,795)
USD	335,530	BRL	348,025	1/3/2020	HUS	-	(12,495)	(12,495)
USD	325,136	BRL	338,634	1/3/2020	HUS	-	(13,498)	(13,498)
USD	319,399	BRL	332,143	1/3/2020	HUS	-	(12,744)	(12,744)
USD	311,254	BRL	324,400	1/3/2020	HUS	-	(13,146)	(13,146)
USD	311,187	BRL	324,400	1/3/2020	HUS	-	(13,213)	(13,213)
USD	311,683	BRL	324,247	1/3/2020	HUS	-	(12,564)	(12,564)
USD	310,099	BRL	323,466	1/3/2020	HUS	-	(13,367)	(13,367)
USD	307,751	BRL	323,166	1/3/2020	HUS	-	(15,415)	(15,415)
USD	307,867	BRL	323,166	1/3/2020	HUS	-	(15,299)	(15,299)
USD	317,259	BRL	323,166	1/3/2020	HUS	-	(5,907)	(5,907)
USD	316,834	BRL	323,166	1/3/2020	HUS	-	(6,332)	(6,332)
USD	313,306	BRL	323,166	1/3/2020	HUS	-	(9,860)	(9,860)
USD	313,517	BRL	323,166	1/3/2020	HUS	-	(9,649)	(9,649)
USD	289,688	BRL	301,376	1/3/2020	HUS	-	(11,688)	(11,688)
USD	291,289	BRL	300,022	1/3/2020	HUS	-	(8,733)	(8,733)
USD	292,726	BRL	298,307	1/3/2020	HUS	-	(5,581)	(5,581)
USD	292,733	BRL	298,307	1/3/2020	HUS	-	(5,574)	(5,574)
USD	289,292	BRL	298,307	1/3/2020	HUS	-	(9,015)	(9,015)
USD	289,244	BRL	298,307	1/3/2020	HUS	-	(9,063)	(9,063)
USD	283,990	BRL	298,307	1/3/2020	HUS	-	(14,317)	(14,317)
USD	280,456	BRL	291,822	1/3/2020	HUS	-	(11,366)	(11,366)
USD	275,768	BRL	287,360	1/3/2020	HUS	-	(11,592)	(11,592)
USD	271,662	BRL	280,644	1/3/2020	HUS	-	(8,982)	(8,982)
USD	268,418	BRL	280,148	1/3/2020	HUS	-	(11,730)	(11,730)
USD	260,465	BRL	273,448	1/3/2020	HUS	-	(12,983)	(12,983)
USD	261,422	BRL	273,448	1/3/2020	HUS	-	(12,026)	(12,026)
USD	260,778	BRL	273,448	1/3/2020	HUS	-	(12,670)	(12,670)
USD	261,729	BRL	273,448	1/3/2020	HUS	-	(11,719)	(11,719)
USD	261,494	BRL	273,448	1/3/2020	HUS	-	(11,954)	(11,954)
USD	267,809	BRL	273,448	1/3/2020	HUS	-	(5,639)	(5,639)
USD	267,803	BRL	273,448	1/3/2020	HUS	-	(5,645)	(5,645)
USD	268,090	BRL	273,448	1/3/2020	HUS	-	(5,358)	(5,358)
USD	265,105	BRL	273,448	1/3/2020	HUS	-	(8,343)	(8,343)
USD	260,368	BRL	273,448	1/3/2020	HUS	-	(13,080)	(13,080)
USD	260,367	BRL	273,448	1/3/2020	HUS	-	(13,081)	(13,081)
USD	260,814	BRL	273,448	1/3/2020	HUS	-	(12,634)	(12,634)
USD	256,540	BRL	266,884	1/3/2020	HUS	-	(10,344)	(10,344)
USD	258,996	BRL	266,686	1/3/2020	HUS	-	(7,690)	(7,690)
USD	253,107	BRL	263,382	1/3/2020	HUS	-	(10,275)	(10,275)
USD	237,778	BRL	248,589	1/3/2020	HUS	-	(10,811)	(10,811)
USD	237,635	BRL	248,589	1/3/2020	HUS	-	(10,954)	(10,954)
USD	236,938	BRL	248,589	1/3/2020	HUS	-	(11,651)	(11,651)
USD	241,051	BRL	248,589	1/3/2020	HUS	-	(7,538)	(7,538)
USD	215,785	BRL	225,060	1/3/2020	HUS	-	(9,275)	(9,275)
USD	214,000	BRL	223,730	1/3/2020	HUS	-	(9,730)	(9,730)
USD	213,602	BRL	223,730	1/3/2020	HUS	-	(10,128)	(10,128)
USD	219,608	BRL	223,730	1/3/2020	HUS	-	(4,122)	(4,122)
USD	211,595	BRL	223,730	1/3/2020	HUS	-	(12,135)	(12,135)
USD	200,363	BRL	208,447	1/3/2020	HUS	-	(8,084)	(8,084)
USD	190,102	BRL	198,871	1/3/2020	HUS	-	(8,769)	(8,769)
USD	189,596	BRL	198,871	1/3/2020	HUS	-	(9,275)	(9,275)
USD	190,358	BRL	198,871	1/3/2020	HUS	-	(8,513)	(8,513)
USD	189,471	BRL	198,871	1/3/2020	HUS	-	(9,400)	(9,400)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	195,141	BRL	198,871	1/3/2020	HUS	$-	$(3,730)	$(3,730)
USD	195,017	BRL	198,871	1/3/2020	HUS	-	(3,854)	(3,854)
USD	192,864	BRL	198,871	1/3/2020	HUS	-	(6,007)	(6,007)
USD	192,896	BRL	198,871	1/3/2020	HUS	-	(5,975)	(5,975)
USD	188,014	BRL	198,871	1/3/2020	HUS	-	(10,857)	(10,857)
USD	166,902	BRL	174,013	1/3/2020	HUS	-	(7,111)	(7,111)
USD	166,406	BRL	174,013	1/3/2020	HUS	-	(7,607)	(7,607)
USD	166,592	BRL	174,013	1/3/2020	HUS	-	(7,421)	(7,421)
USD	170,770	BRL	174,013	1/3/2020	HUS	-	(3,243)	(3,243)
USD	168,744	BRL	174,013	1/3/2020	HUS	-	(5,269)	(5,269)
USD	166,842	BRL	174,013	1/3/2020	HUS	-	(7,171)	(7,171)
USD	166,854	BRL	174,013	1/3/2020	HUS	-	(7,159)	(7,159)
USD	167,061	BRL	174,013	1/3/2020	HUS	-	(6,952)	(6,952)
USD	166,973	BRL	174,013	1/3/2020	HUS	-	(7,040)	(7,040)
USD	167,005	BRL	174,013	1/3/2020	HUS	-	(7,008)	(7,008)
USD	166,544	BRL	174,013	1/3/2020	HUS	-	(7,469)	(7,469)
USD	166,543	BRL	174,012	1/3/2020	HUS	-	(7,469)	(7,469)
USD	166,690	BRL	174,012	1/3/2020	HUS	-	(7,322)	(7,322)
USD	166,337	BRL	174,012	1/3/2020	HUS	-	(7,675)	(7,675)
USD	166,330	BRL	174,012	1/3/2020	HUS	-	(7,682)	(7,682)
USD	166,239	BRL	174,012	1/3/2020	HUS	-	(7,773)	(7,773)
USD	163,957	BRL	174,012	1/3/2020	HUS	-	(10,055)	(10,055)
USD	163,940	BRL	174,012	1/3/2020	HUS	-	(10,072)	(10,072)
USD	163,714	BRL	174,012	1/3/2020	HUS	-	(10,298)	(10,298)
USD	163,707	BRL	174,012	1/3/2020	HUS	-	(10,305)	(10,305)
USD	163,890	BRL	174,012	1/3/2020	HUS	-	(10,122)	(10,122)
USD	164,535	BRL	174,012	1/3/2020	HUS	-	(9,477)	(9,477)
USD	142,440	BRL	149,154	1/3/2020	HUS	-	(6,714)	(6,714)
USD	142,380	BRL	149,154	1/3/2020	HUS	-	(6,774)	(6,774)
USD	142,278	BRL	149,154	1/3/2020	HUS	-	(6,876)	(6,876)
USD	141,979	BRL	149,154	1/3/2020	HUS	-	(7,175)	(7,175)
USD	142,231	BRL	149,154	1/3/2020	HUS	-	(6,923)	(6,923)
USD	142,833	BRL	149,154	1/3/2020	HUS	-	(6,321)	(6,321)
USD	146,160	BRL	149,154	1/3/2020	HUS	-	(2,994)	(2,994)
USD	144,662	BRL	149,154	1/3/2020	HUS	-	(4,492)	(4,492)
USD	144,614	BRL	149,154	1/3/2020	HUS	-	(4,540)	(4,540)
USD	144,652	BRL	149,154	1/3/2020	HUS	-	(4,502)	(4,502)
USD	143,007	BRL	149,154	1/3/2020	HUS	-	(6,147)	(6,147)
USD	143,202	BRL	149,154	1/3/2020	HUS	-	(5,952)	(5,952)
USD	143,192	BRL	149,154	1/3/2020	HUS	-	(5,962)	(5,962)
USD	143,188	BRL	149,154	1/3/2020	HUS	-	(5,966)	(5,966)
USD	142,800	BRL	149,154	1/3/2020	HUS	-	(6,354)	(6,354)
USD	142,759	BRL	149,154	1/3/2020	HUS	-	(6,395)	(6,395)
USD	142,956	BRL	149,154	1/3/2020	HUS	-	(6,198)	(6,198)
USD	142,956	BRL	149,154	1/3/2020	HUS	-	(6,198)	(6,198)
USD	142,936	BRL	149,154	1/3/2020	HUS	-	(6,218)	(6,218)
USD	142,843	BRL	149,154	1/3/2020	HUS	-	(6,311)	(6,311)
USD	142,722	BRL	149,154	1/3/2020	HUS	-	(6,432)	(6,432)
USD	142,600	BRL	149,154	1/3/2020	HUS	-	(6,554)	(6,554)
USD	142,596	BRL	149,154	1/3/2020	HUS	-	(6,558)	(6,558)
USD	142,029	BRL	149,154	1/3/2020	HUS	-	(7,125)	(7,125)
USD	142,539	BRL	149,154	1/3/2020	HUS	-	(6,615)	(6,615)
USD	142,160	BRL	149,154	1/3/2020	HUS	-	(6,994)	(6,994)
USD	142,070	BRL	149,154	1/3/2020	HUS	-	(7,084)	(7,084)
USD	140,559	BRL	149,154	1/3/2020	HUS	-	(8,595)	(8,595)
USD	140,447	BRL	149,154	1/3/2020	HUS	-	(8,707)	(8,707)
USD	140,344	BRL	149,154	1/3/2020	HUS	-	(8,810)	(8,810)
USD	118,425	BRL	124,295	1/3/2020	HUS	-	(5,870)	(5,870)
USD	118,451	BRL	124,295	1/3/2020	HUS	-	(5,844)	(5,844)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	118,377	BRL	124,295	1/3/2020	HUS	$-	$(5,918)	$(5,918)
USD	118,565	BRL	124,295	1/3/2020	HUS	-	(5,730)	(5,730)
USD	118,585	BRL	124,295	1/3/2020	HUS	-	(5,710)	(5,710)
USD	118,540	BRL	124,295	1/3/2020	HUS	-	(5,755)	(5,755)
USD	118,302	BRL	124,295	1/3/2020	HUS	-	(5,993)	(5,993)
USD	118,290	BRL	124,295	1/3/2020	HUS	-	(6,005)	(6,005)
USD	118,288	BRL	124,295	1/3/2020	HUS	-	(6,007)	(6,007)
USD	118,285	BRL	124,295	1/3/2020	HUS	-	(6,010)	(6,010)
USD	118,706	BRL	124,295	1/3/2020	HUS	-	(5,589)	(5,589)
USD	118,748	BRL	124,295	1/3/2020	HUS	-	(5,547)	(5,547)
USD	118,833	BRL	124,295	1/3/2020	HUS	-	(5,462)	(5,462)
USD	118,967	BRL	124,295	1/3/2020	HUS	-	(5,328)	(5,328)
USD	118,949	BRL	124,295	1/3/2020	HUS	-	(5,346)	(5,346)
USD	119,003	BRL	124,295	1/3/2020	HUS	-	(5,292)	(5,292)
USD	119,184	BRL	124,295	1/3/2020	HUS	-	(5,111)	(5,111)
USD	119,161	BRL	124,295	1/3/2020	HUS	-	(5,134)	(5,134)
USD	119,335	BRL	124,295	1/3/2020	HUS	-	(4,960)	(4,960)
USD	119,312	BRL	124,295	1/3/2020	HUS	-	(4,983)	(4,983)
USD	118,977	BRL	124,295	1/3/2020	HUS	-	(5,318)	(5,318)
USD	119,048	BRL	124,295	1/3/2020	HUS	-	(5,247)	(5,247)
USD	119,048	BRL	124,295	1/3/2020	HUS	-	(5,247)	(5,247)
USD	119,045	BRL	124,295	1/3/2020	HUS	-	(5,250)	(5,250)
USD	119,034	BRL	124,295	1/3/2020	HUS	-	(5,261)	(5,261)
USD	118,947	BRL	124,295	1/3/2020	HUS	-	(5,348)	(5,348)
USD	118,848	BRL	124,295	1/3/2020	HUS	-	(5,447)	(5,447)
USD	118,831	BRL	124,295	1/3/2020	HUS	-	(5,464)	(5,464)
USD	118,831	BRL	124,295	1/3/2020	HUS	-	(5,464)	(5,464)
USD	118,292	BRL	124,295	1/3/2020	HUS	-	(6,003)	(6,003)
USD	118,313	BRL	124,295	1/3/2020	HUS	-	(5,982)	(5,982)
USD	118,755	BRL	124,295	1/3/2020	HUS	-	(5,540)	(5,540)
USD	118,717	BRL	124,295	1/3/2020	HUS	-	(5,578)	(5,578)
USD	117,072	BRL	124,295	1/3/2020	HUS	-	(7,223)	(7,223)
USD	117,067	BRL	124,295	1/3/2020	HUS	-	(7,228)	(7,228)
USD	117,028	BRL	124,295	1/3/2020	HUS	-	(7,267)	(7,267)
USD	116,946	BRL	124,295	1/3/2020	HUS	-	(7,349)	(7,349)
USD	117,067	BRL	124,295	1/3/2020	HUS	-	(7,228)	(7,228)
USD	117,121	BRL	124,295	1/3/2020	HUS	-	(7,174)	(7,174)
USD	116,967	BRL	124,295	1/3/2020	HUS	-	(7,328)	(7,328)
USD	117,509	BRL	124,295	1/3/2020	HUS	-	(6,786)	(6,786)
USD	94,713	BRL	99,436	1/3/2020	HUS	-	(4,723)	(4,723)
USD	94,702	BRL	99,436	1/3/2020	HUS	-	(4,734)	(4,734)
USD	94,915	BRL	99,436	1/3/2020	HUS	-	(4,521)	(4,521)
USD	94,863	BRL	99,436	1/3/2020	HUS	-	(4,573)	(4,573)
USD	94,879	BRL	99,436	1/3/2020	HUS	-	(4,557)	(4,557)
USD	95,372	BRL	99,436	1/3/2020	HUS	-	(4,064)	(4,064)
USD	95,359	BRL	99,436	1/3/2020	HUS	-	(4,077)	(4,077)
USD	95,329	BRL	99,436	1/3/2020	HUS	-	(4,107)	(4,107)
USD	95,461	BRL	99,436	1/3/2020	HUS	-	(3,975)	(3,975)
USD	95,232	BRL	99,436	1/3/2020	HUS	-	(4,204)	(4,204)
USD	95,177	BRL	99,436	1/3/2020	HUS	-	(4,259)	(4,259)
USD	95,316	BRL	99,436	1/3/2020	HUS	-	(4,120)	(4,120)
USD	95,325	BRL	99,436	1/3/2020	HUS	-	(4,111)	(4,111)
USD	95,459	BRL	99,436	1/3/2020	HUS	-	(3,977)	(3,977)
USD	95,288	BRL	99,436	1/3/2020	HUS	-	(4,148)	(4,148)
USD	95,268	BRL	99,436	1/3/2020	HUS	-	(4,168)	(4,168)
USD	95,238	BRL	99,436	1/3/2020	HUS	-	(4,198)	(4,198)
USD	95,229	BRL	99,436	1/3/2020	HUS	-	(4,207)	(4,207)
USD	95,234	BRL	99,436	1/3/2020	HUS	-	(4,202)	(4,202)
USD	95,223	BRL	99,436	1/3/2020	HUS	-	(4,213)	(4,213)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	95,168	BRL	99,436	1/3/2020	HUS	$-	$(4,268)	$(4,268)
USD	95,166	BRL	99,436	1/3/2020	HUS	-	(4,270)	(4,270)
USD	94,708	BRL	99,436	1/3/2020	HUS	-	(4,728)	(4,728)
USD	94,702	BRL	99,436	1/3/2020	HUS	-	(4,734)	(4,734)
USD	95,029	BRL	99,436	1/3/2020	HUS	-	(4,407)	(4,407)
USD	94,963	BRL	99,436	1/3/2020	HUS	-	(4,473)	(4,473)
USD	94,783	BRL	99,436	1/3/2020	HUS	-	(4,653)	(4,653)
USD	94,758	BRL	99,436	1/3/2020	HUS	-	(4,678)	(4,678)
USD	93,691	BRL	99,436	1/3/2020	HUS	-	(5,745)	(5,745)
USD	93,680	BRL	99,436	1/3/2020	HUS	-	(5,756)	(5,756)
USD	93,710	BRL	99,436	1/3/2020	HUS	-	(5,726)	(5,726)
USD	93,539	BRL	99,436	1/3/2020	HUS	-	(5,897)	(5,897)
USD	93,563	BRL	99,436	1/3/2020	HUS	-	(5,873)	(5,873)
USD	93,548	BRL	99,436	1/3/2020	HUS	-	(5,888)	(5,888)
USD	93,552	BRL	99,436	1/3/2020	HUS	-	(5,884)	(5,884)
USD	93,548	BRL	99,436	1/3/2020	HUS	-	(5,888)	(5,888)
USD	93,545	BRL	99,436	1/3/2020	HUS	-	(5,891)	(5,891)
USD	93,508	BRL	99,436	1/3/2020	HUS	-	(5,928)	(5,928)
USD	93,688	BRL	99,436	1/3/2020	HUS	-	(5,748)	(5,748)
USD	94,021	BRL	99,436	1/3/2020	HUS	-	(5,415)	(5,415)
USD	71,519	BRL	74,577	1/3/2020	HUS	-	(3,058)	(3,058)
USD	70,992	BRL	74,577	1/3/2020	HUS	-	(3,585)	(3,585)
USD	71,132	BRL	74,577	1/3/2020	HUS	-	(3,445)	(3,445)
USD	70,968	BRL	74,577	1/3/2020	HUS	-	(3,609)	(3,609)
USD	70,973	BRL	74,577	1/3/2020	HUS	-	(3,604)	(3,604)
USD	70,952	BRL	74,577	1/3/2020	HUS	-	(3,625)	(3,625)
USD	71,105	BRL	74,577	1/3/2020	HUS	-	(3,472)	(3,472)
USD	71,097	BRL	74,577	1/3/2020	HUS	-	(3,480)	(3,480)
USD	71,616	BRL	74,577	1/3/2020	HUS	-	(2,961)	(2,961)
USD	71,575	BRL	74,577	1/3/2020	HUS	-	(3,002)	(3,002)
USD	71,580	BRL	74,577	1/3/2020	HUS	-	(2,997)	(2,997)
USD	71,376	BRL	74,577	1/3/2020	HUS	-	(3,201)	(3,201)
USD	71,368	BRL	74,577	1/3/2020	HUS	-	(3,209)	(3,209)
USD	71,454	BRL	74,577	1/3/2020	HUS	-	(3,123)	(3,123)
USD	71,307	BRL	74,577	1/3/2020	HUS	-	(3,270)	(3,270)
USD	71,011	BRL	74,577	1/3/2020	HUS	-	(3,566)	(3,566)
USD	70,960	BRL	74,577	1/3/2020	HUS	-	(3,617)	(3,617)
USD	71,236	BRL	74,577	1/3/2020	HUS	-	(3,341)	(3,341)
USD	71,239	BRL	74,577	1/3/2020	HUS	-	(3,338)	(3,338)
USD	71,533	BRL	74,577	1/3/2020	HUS	-	(3,044)	(3,044)
USD	70,260	BRL	74,577	1/3/2020	HUS	-	(4,317)	(4,317)
USD	70,217	BRL	74,577	1/3/2020	HUS	-	(4,360)	(4,360)
USD	70,218	BRL	74,577	1/3/2020	HUS	-	(4,359)	(4,359)
USD	70,180	BRL	74,577	1/3/2020	HUS	-	(4,397)	(4,397)
USD	70,299	BRL	74,577	1/3/2020	HUS	-	(4,278)	(4,278)
USD	70,299	BRL	74,577	1/3/2020	HUS	-	(4,278)	(4,278)
USD	70,241	BRL	74,577	1/3/2020	HUS	-	(4,336)	(4,336)
USD	70,174	BRL	74,577	1/3/2020	HUS	-	(4,403)	(4,403)
USD	47,358	BRL	49,718	1/3/2020	HUS	-	(2,360)	(2,360)
USD	47,346	BRL	49,718	1/3/2020	HUS	-	(2,372)	(2,372)
USD	47,422	BRL	49,718	1/3/2020	HUS	-	(2,296)	(2,296)
USD	47,315	BRL	49,718	1/3/2020	HUS	-	(2,403)	(2,403)
USD	47,307	BRL	49,718	1/3/2020	HUS	-	(2,411)	(2,411)
USD	47,449	BRL	49,718	1/3/2020	HUS	-	(2,269)	(2,269)
USD	47,724	BRL	49,718	1/3/2020	HUS	-	(1,994)	(1,994)
USD	47,593	BRL	49,718	1/3/2020	HUS	-	(2,125)	(2,125)
USD	47,564	BRL	49,718	1/3/2020	HUS	-	(2,154)	(2,154)
USD	47,334	BRL	49,718	1/3/2020	HUS	-	(2,384)	(2,384)
USD	47,502	BRL	49,718	1/3/2020	HUS	-	(2,216)	(2,216)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	46,846	BRL	49,718	1/3/2020	HUS	$-	$(2,872)	$(2,872)
USD	46,832	BRL	49,718	1/3/2020	HUS	-	(2,886)	(2,886)
USD	46,855	BRL	49,718	1/3/2020	HUS	-	(2,863)	(2,863)
USD	46,781	BRL	49,718	1/3/2020	HUS	-	(2,937)	(2,937)
USD	46,781	BRL	49,718	1/3/2020	HUS	-	(2,937)	(2,937)
USD	46,780	BRL	49,718	1/3/2020	HUS	-	(2,938)	(2,938)
USD	46,858	BRL	49,718	1/3/2020	HUS	-	(2,860)	(2,860)
USD	23,687	BRL	24,859	1/3/2020	HUS	-	(1,172)	(1,172)
USD	23,841	BRL	24,859	1/3/2020	HUS	-	(1,018)	(1,018)
USD	23,384	BRL	24,859	1/3/2020	HUS	-	(1,475)	(1,475)
CNY	71,751	USD	71,353	1/15/2020	HUS	398	-	398
CNY	71,751	USD	71,413	1/15/2020	HUS	338	-	338
CNY	143,501	USD	142,857	1/15/2020	HUS	644	-	644
CNY	215,252	USD	214,103	1/15/2020	HUS	1,149	-	1,149
CNY	215,252	USD	214,252	1/15/2020	HUS	1,000	-	1,000
CNY	287,002	USD	285,571	1/15/2020	HUS	1,431	-	1,431
CNY	287,002	USD	285,755	1/15/2020	HUS	1,247	-	1,247
CNY	287,002	USD	285,726	1/15/2020	HUS	1,276	-	1,276
CNY	358,753	USD	358,321	1/15/2020	HUS	432	-	432
CNY	358,753	USD	357,041	1/15/2020	HUS	1,712	-	1,712
CNY	430,503	USD	429,584	1/15/2020	HUS	919	-	919
CNY	430,503	USD	428,528	1/15/2020	HUS	1,975	-	1,975
CNY	502,254	USD	500,200	1/15/2020	HUS	2,054	-	2,054
CNY	502,254	USD	501,649	1/15/2020	HUS	605	-	605
CNY	574,004	USD	570,548	1/15/2020	HUS	3,456	-	3,456
CNY	645,755	USD	641,620	1/15/2020	HUS	4,135	-	4,135
CNY	717,505	USD	712,951	1/15/2020	HUS	4,554	-	4,554
CNY	717,505	USD	713,572	1/15/2020	HUS	3,933	-	3,933
CNY	717,505	USD	713,816	1/15/2020	HUS	3,689	-	3,689
CNY	789,256	USD	784,560	1/15/2020	HUS	4,696	-	4,696
CNY	789,256	USD	784,851	1/15/2020	HUS	4,405	-	4,405
CNY	1,291,509	USD	1,286,339	1/15/2020	HUS	5,170	-	5,170
CNY	1,435,011	USD	1,428,960	1/15/2020	HUS	6,051	-	6,051
USD	354,697	CNY	358,753	1/15/2020	HUS	-	(4,056)	(4,056)
USD	212,990	CNY	215,252	1/15/2020	HUS	-	(2,262)	(2,262)
USD	212,993	CNY	215,252	1/15/2020	HUS	-	(2,259)	(2,259)
USD	141,993	CNY	143,501	1/15/2020	HUS	-	(1,508)	(1,508)
USD	71,014	CNY	71,751	1/15/2020	HUS	-	(737)	(737)
USD	71,004	CNY	71,751	1/15/2020	HUS	-	(747)	(747)
USD	71,597	CNY	71,751	1/15/2020	HUS	-	(154)	(154)
EUR	10,451,471	USD	10,343,745	1/16/2020	HUS	107,726	-	107,726
USD	20,440,318	EUR	20,654,014	1/16/2020	HUS	-	(213,696)	(213,696)
COP	195,322	USD	191,861	1/17/2020	HUS	3,461	-	3,461
COP	195,322	USD	191,919	1/17/2020	HUS	3,403	-	3,403
COP	195,322	USD	191,852	1/17/2020	HUS	3,470	-	3,470
COP	278,703	USD	275,440	1/17/2020	HUS	3,263	-	3,263
COP	278,703	USD	275,178	1/17/2020	HUS	3,525	-	3,525
COP	292,983	USD	287,765	1/17/2020	HUS	5,218	-	5,218
COP	390,645	USD	383,844	1/17/2020	HUS	6,801	-	6,801
COP	418,054	USD	412,956	1/17/2020	HUS	5,098	-	5,098
COP	418,054	USD	413,556	1/17/2020	HUS	4,498	-	4,498
COP	488,306	USD	479,506	1/17/2020	HUS	8,800	-	8,800
COP	488,306	USD	479,811	1/17/2020	HUS	8,495	-	8,495
COP	488,306	USD	479,606	1/17/2020	HUS	8,700	-	8,700
COP	488,306	USD	479,719	1/17/2020	HUS	8,587	-	8,587
COP	557,406	USD	551,137	1/17/2020	HUS	6,269	-	6,269
COP	696,757	USD	688,923	1/17/2020	HUS	7,834	-	7,834
COP	696,757	USD	689,134	1/17/2020	HUS	7,623	-	7,623
COP	1,216,158	USD	1,210,874	1/17/2020	HUS	5,284	-	5,284

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
COP	1,520,197	USD	1,514,182	1/17/2020	HUS	$6,015	$-	$6,015
USD	2,730,764	COP	2,918,779	1/17/2020	HUS	-	(188,015)	(188,015)
USD	2,040,727	COP	2,128,276	1/17/2020	HUS	-	(87,549)	(87,549)
BRL	24,836	USD	24,653	2/4/2020	HUS	183	-	183
BRL	24,836	USD	24,638	2/4/2020	HUS	198	-	198
BRL	24,836	USD	24,641	2/4/2020	HUS	195	-	195
BRL	24,836	USD	24,644	2/4/2020	HUS	192	-	192
BRL	24,836	USD	24,641	2/4/2020	HUS	195	-	195
BRL	24,836	USD	24,644	2/4/2020	HUS	192	-	192
BRL	24,836	USD	24,644	2/4/2020	HUS	192	-	192
BRL	24,836	USD	24,645	2/4/2020	HUS	191	-	191
BRL	24,836	USD	24,572	2/4/2020	HUS	264	-	264
BRL	24,836	USD	24,647	2/4/2020	HUS	189	-	189
BRL	24,836	USD	24,647	2/4/2020	HUS	189	-	189
BRL	24,836	USD	24,661	2/4/2020	HUS	175	-	175
BRL	24,836	USD	24,655	2/4/2020	HUS	181	-	181
BRL	24,836	USD	24,665	2/4/2020	HUS	171	-	171
BRL	24,836	USD	24,667	2/4/2020	HUS	169	-	169
BRL	24,836	USD	24,669	2/4/2020	HUS	167	-	167
BRL	24,836	USD	24,668	2/4/2020	HUS	168	-	168
BRL	24,836	USD	24,669	2/4/2020	HUS	167	-	167
BRL	24,836	USD	24,669	2/4/2020	HUS	167	-	167
BRL	24,836	USD	24,675	2/4/2020	HUS	161	-	161
BRL	24,836	USD	24,668	2/4/2020	HUS	168	-	168
BRL	24,836	USD	24,574	2/4/2020	HUS	262	-	262
BRL	24,836	USD	24,454	2/4/2020	HUS	382	-	382
BRL	24,836	USD	24,441	2/4/2020	HUS	395	-	395
BRL	24,836	USD	24,447	2/4/2020	HUS	389	-	389
BRL	24,836	USD	24,445	2/4/2020	HUS	391	-	391
BRL	24,836	USD	24,514	2/4/2020	HUS	322	-	322
BRL	24,836	USD	24,518	2/4/2020	HUS	318	-	318
BRL	24,836	USD	24,486	2/4/2020	HUS	350	-	350
BRL	24,836	USD	24,503	2/4/2020	HUS	333	-	333
BRL	24,836	USD	24,540	2/4/2020	HUS	296	-	296
BRL	24,836	USD	24,519	2/4/2020	HUS	317	-	317
BRL	24,836	USD	24,522	2/4/2020	HUS	314	-	314
BRL	24,836	USD	24,525	2/4/2020	HUS	311	-	311
BRL	24,836	USD	24,529	2/4/2020	HUS	307	-	307
BRL	24,836	USD	24,526	2/4/2020	HUS	310	-	310
BRL	24,836	USD	24,522	2/4/2020	HUS	314	-	314
BRL	24,836	USD	24,524	2/4/2020	HUS	312	-	312
BRL	31,045	USD	30,751	2/4/2020	HUS	294	-	294
BRL	49,672	USD	49,435	2/4/2020	HUS	237	-	237
BRL	49,672	USD	49,288	2/4/2020	HUS	384	-	384
BRL	49,672	USD	49,293	2/4/2020	HUS	379	-	379
BRL	49,672	USD	49,293	2/4/2020	HUS	379	-	379
BRL	49,672	USD	49,301	2/4/2020	HUS	371	-	371
BRL	49,672	USD	49,300	2/4/2020	HUS	372	-	372
BRL	49,672	USD	49,299	2/4/2020	HUS	373	-	373
BRL	49,672	USD	49,300	2/4/2020	HUS	372	-	372
BRL	49,672	USD	49,333	2/4/2020	HUS	339	-	339
BRL	49,672	USD	49,331	2/4/2020	HUS	341	-	341
BRL	49,672	USD	48,998	2/4/2020	HUS	674	-	674
BRL	49,672	USD	49,007	2/4/2020	HUS	665	-	665
BRL	49,672	USD	49,019	2/4/2020	HUS	653	-	653
BRL	49,672	USD	48,970	2/4/2020	HUS	702	-	702
BRL	49,672	USD	48,965	2/4/2020	HUS	707	-	707
BRL	49,672	USD	48,971	2/4/2020	HUS	701	-	701
BRL	49,672	USD	48,973	2/4/2020	HUS	699	-	699

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	49,672	USD	48,976	2/4/2020	HUS	$696	$-	$696
BRL	49,672	USD	48,977	2/4/2020	HUS	695	-	695
BRL	49,672	USD	48,995	2/4/2020	HUS	677	-	677
BRL	49,672	USD	48,994	2/4/2020	HUS	678	-	678
BRL	49,672	USD	49,000	2/4/2020	HUS	672	-	672
BRL	49,672	USD	49,006	2/4/2020	HUS	666	-	666
BRL	49,672	USD	49,007	2/4/2020	HUS	665	-	665
BRL	49,672	USD	49,088	2/4/2020	HUS	584	-	584
BRL	49,672	USD	49,070	2/4/2020	HUS	602	-	602
BRL	49,672	USD	49,073	2/4/2020	HUS	599	-	599
BRL	49,672	USD	49,073	2/4/2020	HUS	599	-	599
BRL	49,672	USD	49,073	2/4/2020	HUS	599	-	599
BRL	49,672	USD	49,074	2/4/2020	HUS	598	-	598
BRL	49,672	USD	49,076	2/4/2020	HUS	596	-	596
BRL	49,672	USD	49,162	2/4/2020	HUS	510	-	510
BRL	49,672	USD	49,162	2/4/2020	HUS	510	-	510
BRL	53,812	USD	53,003	2/4/2020	HUS	809	-	809
BRL	68,299	USD	67,557	2/4/2020	HUS	742	-	742
BRL	74,508	USD	74,232	2/4/2020	HUS	276	-	276
BRL	74,508	USD	74,194	2/4/2020	HUS	314	-	314
BRL	74,508	USD	73,525	2/4/2020	HUS	983	-	983
BRL	74,508	USD	73,466	2/4/2020	HUS	1,042	-	1,042
BRL	74,508	USD	73,466	2/4/2020	HUS	1,042	-	1,042
BRL	74,508	USD	73,483	2/4/2020	HUS	1,025	-	1,025
BRL	74,508	USD	73,484	2/4/2020	HUS	1,024	-	1,024
BRL	74,508	USD	73,502	2/4/2020	HUS	1,006	-	1,006
BRL	74,508	USD	73,499	2/4/2020	HUS	1,009	-	1,009
BRL	74,508	USD	73,639	2/4/2020	HUS	869	-	869
BRL	74,508	USD	73,646	2/4/2020	HUS	862	-	862
BRL	74,508	USD	73,555	2/4/2020	HUS	953	-	953
BRL	74,508	USD	73,564	2/4/2020	HUS	944	-	944
BRL	74,508	USD	73,582	2/4/2020	HUS	926	-	926
BRL	74,508	USD	73,609	2/4/2020	HUS	899	-	899
BRL	74,508	USD	73,610	2/4/2020	HUS	898	-	898
BRL	74,508	USD	73,611	2/4/2020	HUS	897	-	897
BRL	74,508	USD	73,621	2/4/2020	HUS	887	-	887
BRL	74,508	USD	73,637	2/4/2020	HUS	871	-	871
BRL	74,508	USD	73,637	2/4/2020	HUS	871	-	871
BRL	74,508	USD	73,621	2/4/2020	HUS	887	-	887
BRL	74,508	USD	73,626	2/4/2020	HUS	882	-	882
BRL	74,508	USD	73,717	2/4/2020	HUS	791	-	791
BRL	74,508	USD	73,742	2/4/2020	HUS	766	-	766
BRL	99,345	USD	98,979	2/4/2020	HUS	366	-	366
BRL	99,345	USD	98,339	2/4/2020	HUS	1,006	-	1,006
BRL	99,345	USD	98,273	2/4/2020	HUS	1,072	-	1,072
BRL	99,345	USD	98,314	2/4/2020	HUS	1,031	-	1,031
BRL	99,345	USD	98,013	2/4/2020	HUS	1,332	-	1,332
BRL	99,345	USD	98,174	2/4/2020	HUS	1,171	-	1,171
BRL	99,345	USD	98,109	2/4/2020	HUS	1,236	-	1,236
BRL	99,345	USD	98,133	2/4/2020	HUS	1,212	-	1,212
BRL	99,345	USD	98,160	2/4/2020	HUS	1,185	-	1,185
BRL	99,345	USD	98,177	2/4/2020	HUS	1,168	-	1,168
BRL	124,181	USD	123,721	2/4/2020	HUS	460	-	460
BRL	124,181	USD	123,737	2/4/2020	HUS	444	-	444
BRL	124,181	USD	123,767	2/4/2020	HUS	414	-	414
BRL	124,181	USD	123,778	2/4/2020	HUS	403	-	403
BRL	124,181	USD	123,656	2/4/2020	HUS	525	-	525
BRL	124,181	USD	122,684	2/4/2020	HUS	1,497	-	1,497
BRL	124,181	USD	122,703	2/4/2020	HUS	1,478	-	1,478

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	124,181	USD	122,739	2/4/2020	HUS	$1,442	$-	$1,442
BRL	124,181	USD	122,739	2/4/2020	HUS	1,442	-	1,442
BRL	149,017	USD	148,347	2/4/2020	HUS	670	-	670
BRL	149,017	USD	148,497	2/4/2020	HUS	520	-	520
BRL	149,017	USD	148,457	2/4/2020	HUS	560	-	560
BRL	149,017	USD	147,486	2/4/2020	HUS	1,531	-	1,531
BRL	173,853	USD	173,212	2/4/2020	HUS	641	-	641
BRL	173,853	USD	173,224	2/4/2020	HUS	629	-	629
BRL	173,853	USD	173,225	2/4/2020	HUS	628	-	628
BRL	173,853	USD	173,066	2/4/2020	HUS	787	-	787
BRL	198,689	USD	197,956	2/4/2020	HUS	733	-	733
BRL	223,525	USD	221,633	2/4/2020	HUS	1,892	-	1,892
BRL	223,525	USD	222,778	2/4/2020	HUS	747	-	747
BRL	223,525	USD	221,315	2/4/2020	HUS	2,210	-	2,210
BRL	244,975	USD	242,071	2/4/2020	HUS	2,904	-	2,904
BRL	248,361	USD	247,441	2/4/2020	HUS	920	-	920
BRL	248,361	USD	247,506	2/4/2020	HUS	855	-	855
BRL	295,195	USD	292,039	2/4/2020	HUS	3,156	-	3,156
BRL	298,034	USD	296,912	2/4/2020	HUS	1,122	-	1,122
BRL	298,034	USD	295,850	2/4/2020	HUS	2,184	-	2,184
BRL	298,034	USD	294,314	2/4/2020	HUS	3,720	-	3,720
BRL	347,706	USD	344,243	2/4/2020	HUS	3,463	-	3,463
BRL	388,228	USD	382,921	2/4/2020	HUS	5,307	-	5,307
BRL	391,169	USD	387,397	2/4/2020	HUS	3,772	-	3,772
BRL	431,365	USD	425,380	2/4/2020	HUS	5,985	-	5,985
BRL	499,561	USD	494,343	2/4/2020	HUS	5,218	-	5,218
BRL	524,945	USD	518,861	2/4/2020	HUS	6,084	-	6,084
BRL	542,256	USD	533,780	2/4/2020	HUS	8,476	-	8,476
BRL	701,621	USD	693,975	2/4/2020	HUS	7,646	-	7,646
BRL	745,084	USD	738,716	2/4/2020	HUS	6,368	-	6,368
BRL	932,008	USD	931,937	2/4/2020	HUS	71	-	71
BRL	968,609	USD	961,846	2/4/2020	HUS	6,763	-	6,763
BRL	1,215,663	USD	1,214,966	2/4/2020	HUS	697	-	697
BRL	2,996,893	USD	2,999,904	2/4/2020	HUS	-	(3,011)	(3,011)
BRL	2,996,894	USD	2,999,346	2/4/2020	HUS	-	(2,452)	(2,452)
BRL	2,996,894	USD	3,000,162	2/4/2020	HUS	-	(3,268)	(3,268)
BRL	3,241,769	USD	3,239,509	2/4/2020	HUS	2,260	-	2,260
USD	58,235,824	BRL	59,035,493	2/4/2020	HUS	-	(799,669)	(799,669)
CLP	266,090	USD	259,855	2/6/2020	HUS	6,235	-	6,235
CLP	266,090	USD	260,024	2/6/2020	HUS	6,066	-	6,066
CLP	532,180	USD	520,048	2/6/2020	HUS	12,132	-	12,132
CLP	532,180	USD	520,183	2/6/2020	HUS	11,997	-	11,997
CLP	540,006	USD	533,768	2/6/2020	HUS	6,238	-	6,238
CLP	598,703	USD	584,598	2/6/2020	HUS	14,105	-	14,105
CLP	720,008	USD	711,462	2/6/2020	HUS	8,546	-	8,546
CLP	798,270	USD	779,970	2/6/2020	HUS	18,300	-	18,300
CLP	900,010	USD	888,876	2/6/2020	HUS	11,134	-	11,134
CLP	900,010	USD	889,642	2/6/2020	HUS	10,368	-	10,368
CLP	1,130,883	USD	1,141,246	2/6/2020	HUS	-	(10,363)	(10,363)
CLP	1,130,883	USD	1,135,438	2/6/2020	HUS	-	(4,555)	(4,555)
CLP	1,862,630	USD	1,871,107	2/6/2020	HUS	-	(8,477)	(8,477)
CLP	1,995,675	USD	2,013,504	2/6/2020	HUS	-	(17,829)	(17,829)
USD	16,876,120	CLP	17,794,770	2/6/2020	HUS	-	(918,650)	(918,650)
USD	14,295,841	CLP	15,000,825	2/6/2020	HUS	-	(704,984)	(704,984)
USD	2,887,817	CLP	3,060,035	2/6/2020	HUS	-	(172,218)	(172,218)
USD	2,113,109	CLP	2,204,073	2/6/2020	HUS	-	(90,964)	(90,964)
USD	947,683	CLP	989,007	2/6/2020	HUS	-	(41,324)	(41,324)
USD	487,569	CLP	506,838	2/6/2020	HUS	-	(19,269)	(19,269)
USD	487,357	CLP	506,838	2/6/2020	HUS	-	(19,481)	(19,481)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	487,772	CLP	506,838	2/6/2020	HUS	$-	$(19,066)	$(19,066)
USD	487,688	CLP	506,838	2/6/2020	HUS	-	(19,150)	(19,150)
USD	389,806	CLP	405,471	2/6/2020	HUS	-	(15,665)	(15,665)
USD	389,891	CLP	405,471	2/6/2020	HUS	-	(15,580)	(15,580)
USD	390,872	CLP	405,471	2/6/2020	HUS	-	(14,599)	(14,599)
USD	292,553	CLP	304,103	2/6/2020	HUS	-	(11,550)	(11,550)
USD	235,097	CLP	243,916	2/6/2020	HUS	-	(8,819)	(8,819)
CNY	358,391	USD	358,397	2/18/2020	HUS	-	(6)	(6)
CNY	430,069	USD	429,738	2/18/2020	HUS	331	-	331
PEN	75,322	USD	75,283	2/25/2020	RBS	39	-	39
PEN	75,322	USD	75,283	2/25/2020	RBS	39	-	39
PEN	75,322	USD	74,667	2/25/2020	RBS	655	-	655
PEN	150,644	USD	150,566	2/25/2020	RBS	78	-	78
PEN	150,644	USD	149,324	2/25/2020	RBS	1,320	-	1,320
PEN	150,644	USD	149,517	2/25/2020	RBS	1,127	-	1,127
PEN	150,644	USD	149,421	2/25/2020	RBS	1,223	-	1,223
PEN	150,644	USD	149,378	2/25/2020	RBS	1,266	-	1,266
PEN	225,966	USD	224,163	2/25/2020	RBS	1,803	-	1,803
PEN	301,288	USD	298,884	2/25/2020	RBS	2,404	-	2,404
PEN	301,288	USD	298,629	2/25/2020	RBS	2,659	-	2,659
PEN	301,288	USD	298,627	2/25/2020	RBS	2,661	-	2,661
PEN	376,610	USD	376,362	2/25/2020	RBS	248	-	248
PEN	376,610	USD	373,292	2/25/2020	RBS	3,318	-	3,318
PEN	376,610	USD	373,465	2/25/2020	RBS	3,145	-	3,145
PEN	451,933	USD	451,634	2/25/2020	RBS	299	-	299
PEN	451,933	USD	451,497	2/25/2020	RBS	436	-	436
PEN	451,933	USD	447,956	2/25/2020	RBS	3,977	-	3,977
PEN	451,933	USD	447,889	2/25/2020	RBS	4,044	-	4,044
PEN	527,255	USD	522,590	2/25/2020	RBS	4,665	-	4,665
PEN	602,577	USD	602,094	2/25/2020	RBS	483	-	483
PEN	632,133	USD	627,217	2/25/2020	RBS	4,916	-	4,916
PEN	648,342	USD	643,109	2/25/2020	RBS	5,233	-	5,233
PEN	677,899	USD	677,359	2/25/2020	RBS	540	-	540
USD	1,692,122	PEN	1,732,408	2/25/2020	RBS	-	(40,286)	(40,286)
USD	956,417	PEN	979,187	2/25/2020	RBS	-	(22,770)	(22,770)

						$3,579,155	(9,232,837)	(5,653,682)

*	All values denominated in USD

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2019

Index Abbreviations:
CAC40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro S toxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana - Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Sugar #11	World Benchmark for raw sugar.
ULSD	Ultra-low-sulfur diesel.
WTI	West Texas Intermediate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$21,740,982	$873,377,321	$-	$895,118,303

Total Investments in Securities - Assets	$21,740,982	$873,377,321	$-	$895,118,303

Financial Derivative Instruments - Assets
Futures Contracts	$26,858,729	$560,222	$-	$27,418,951
Forward Foreign Currency Contracts	-	3,579,155	-	3,579,155

Total Financial Derivative Instruments - Assets	$26,858,729	$4,139,377	$-	$30,998,106

Financial Derivative Instruments - Liabilities
Futures Contracts	$(12,586,782)	$(300,680)	$-	$(12,887,462)
Forward Foreign Currency Contracts	-	(9,232,837)	-	(9,232,837)

Total Financial Derivative Instruments - Liabilities	$(12,586,782)	$(9,533,517)	$-	$(22,120,299)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2019

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 40.41%
Deutsche Bundesrepublik Inflation-Linked Bond, 0.500%, Due 4/15/2030, Series I/LA B F	EUR	13,786,630	$18,333,584
French Republic Government Bond OAT,
0.100%, Due 3/1/2029, Series OATEA B	EUR	7,070,980	8,748,052
0.700%, Due 7/25/2030, Series OATEA B C	EUR	6,840,925	9,091,061
United Kingdom Gilt Inflation-Linked,
0.125%, Due 8/10/2028, Series 3MOA B	GBP	4,160,240	6,831,508
0.125%, Due 3/22/2029, Series 3MOA B	GBP	9,785,840	16,276,477

Total Foreign Sovereign Obligations (Cost $58,828,251)			59,280,682

U.S. TREASURY OBLIGATIONS - 27.18%
United States Treasury Inflation-Protected Security,
0.500%, Due 4/15/2024A		$12,243,480	12,441,417
0.125%, Due 10/15/2024A		3,008,910	3,026,229
0.750%, Due 7/15/2028A		6,150,840	6,470,805
0.875%, Due 1/15/2029A		10,191,100	10,821,899
0.250%, Due 7/15/2029A		7,041,930	7,110,264

Total U.S. Treasury Obligations (Cost $39,749,800)			39,870,614

	Shares

SHORT-TERM INVESTMENTS - 20.44%

Investment Companies - 3.53%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.52%D E F		5,176,875	5,176,875

	Principal Amount*

U.S. Treasury Obligations - 16.91%
U.S. Treasury Bills,
0.253%, Due 6/4/2020F		$8,000,000	7,947,418
0.528%, Due 7/16/2020		17,000,000	16,857,811

			24,805,229

Total Short-Term Investments (Cost $29,985,386)			29,982,104

TOTAL INVESTMENTS - 88.03% (Cost $128,563,437)			129,133,400
OTHER ASSETS, NET OF LIABILITIES - 11.97%			17,566,181

TOTAL NET ASSETS - 100.00%			$146,699,581

Percentages are stated as a percent of net assets. * In U.S. Dollars unless otherwise noted.

A Inflation-Indexed Note.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $9,091,061 or 6.20% of net assets. The Fund has no right to demand registration of these securities.

D The Fund is affiliated by having the same investment advisor.

E 7-day yield.

F All or a portion represents positions held by the American Beacon Cayman TargetRisk Co, Ltd.

GILT - Bank of England Bonds.

OAT - Obligations Assimilables du Trésor.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2019

Long Futures Contracts Open on December 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	28	January 2020	$3,822,117	$3,797,995	$(24,122)
BIST 30 Index Futures	395	February 2020	932,737	938,200	5,463
CAC40 Index Futures	71	January 2020	4,752,640	4,754,550	1,910
DAX Index Futures	11	March 2020	4,110,734	4,086,114	(24,620)
Euro Stoxx 50 Index Futures	131	March 2020	5,464,199	5,479,493	15,294
FTSE 100 Index Futures	261	March 2020	25,606,734	25,925,584	318,850
FTSE China A50 Index Futures	27	January 2020	382,998	389,070	6,072
FTSE/JSE Top 40 Index Futures	29	March 2020	1,076,686	1,063,430	(13,256)
FTSE/MIB Index Futures	20	March 2020	2,642,293	2,625,900	(16,393)
Hang Seng China Enterprises Index Futures	25	January 2020	1,782,235	1,798,410	16,175
Hang Seng Index Futures	10	January 2020	1,799,916	1,813,970	14,054
KOSPI 200 Index Futures	55	March 2020	3,325,687	3,509,879	184,192
MSCI SING IX ETS Futures	45	January 2020	1,246,014	1,242,983	(3,031)
MSCI Taiwan Stock Index Futures	26	January 2020	1,201,568	1,194,960	(6,608)
NASDAQ 100 E-Mini Futures	55	March 2020	9,425,071	9,627,475	202,404
Nikkei 225 (SGX) Futures	68	March 2020	7,336,529	7,314,436	(22,093)
OMXS30 Index Futures	56	January 2020	1,070,658	1,057,210	(13,448)
S&P 500 E-Mini Index Futures	126	March 2020	20,025,633	20,355,930	330,297
S&P/TSX 60 Index Futures	47	March 2020	7,331,376	7,328,605	(2,771)
SGX NIFTY 50 Index Futures	10	January 2020	246,615	244,900	(1,715)
SPI 200 Futures	11	March 2020	1,309,092	1,274,255	(34,837)
TOPIX Index Futures	25	March 2020	3,955,365	3,959,781	4,416

			$108,846,897	$109,783,130	$936,233

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Canadian 10-Year Bond Futures	30	March 2020	$3,229,346	$3,176,158	$(53,188)
Euro OAT Futures	40	March 2020	7,365,323	7,303,164	(62,159)
Euro-Bobl Futures	82	March 2020	12,327,182	12,291,207	(35,975)
Euro-BTP Futures	29	March 2020	4,624,341	4,634,124	9,783
Euro-Bund Futures	73	March 2020	14,120,709	13,960,420	(160,289)
Euro-Buxl Futures	7	March 2020	1,599,101	1,557,660	(41,441)
Japanese 10-Year Government Bond Futures	15	March 2020	21,026,484	21,008,697	(17,787)
Korea 10-Year Government Bond Futures	17	March 2020	1,921,810	1,915,137	(6,673)
Korea 3-Year Government Bond Futures	24	March 2020	2,292,125	2,294,055	1,930
Long GILT Futures	192	March 2020	33,745,497	33,412,584	(332,913)
U.S. Long Bond Futures	83	March 2020	13,203,803	12,940,219	(263,584)
U.S. Treasury 10-Year Note Futures	147	March 2020	19,050,841	18,878,015	(172,826)
U.S. Treasury 2-Year Note Futures	33	March 2020	7,115,720	7,111,500	(4,220)
U.S. Treasury 5-Year Note Futures	120	March 2020	14,281,621	14,233,125	(48,496)
U.S. Ultra Bond Futures	45	March 2020	8,455,387	8,174,531	(280,856)

			$164,359,290	$162,890,596	$(1,468,694)

Centrally Cleared Swap Agreements Outstanding on December 31, 2019:

Credit Default Swaps on Credit Indices - Sell Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2019(2) (%)	Curr	Notional Amount(3) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	12/20/2024	2.8054	USD	5,000	$482,796	$490,434	$7,638
iTraxx Europe Senior Financials	5.00	Quarterly	12/20/2024	2.0728	EUR	10,000	1,388,615	1,546,800	158,185

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2019

Credit Default Swaps on Credit Indices - Sell Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2019(2) (%)	Curr	Notional Amount(3) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	Quarterly	12/20/2024	0.4422	EUR	45,000	$1,272,463	$1,418,582	$146,119
Markit CDX NA.HY-31 5-Year Index Version 1	1.00	Quarterly	12/20/2024	0.4530	USD	55,000	1,357,738	1,444,613	86,875
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	12/20/2024	2.8054	USD	20,000	(225,419)	1,960,579	2,185,998

							$4,276,193	$6,861,008	$2,584,815

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Swap Agreements Outstanding on December 31, 2019:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Monthly	1/6/2020	207,000	22,464,307	$484	$616,433

									$484	$616,433

Forward Foreign Currency Contracts Open on December 31, 2019:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	786,498	USD	777,144	1/16/2020	SSB	$9,354	$-	$9,354
EUR	1,258,229	USD	1,243,471	1/16/2020	SSB	14,758	-	14,758
EUR	1,426,128	USD	1,422,577	1/16/2020	SSB	3,551	-	3,551
USD	22,772,769	GBP	22,937,584	1/16/2020	SSB	-	(164,815)	(164,815)
USD	20,969,449	EUR	21,217,758	1/16/2020	SSB	-	(248,309)	(248,309)
USD	18,395,540	EUR	18,613,370	1/16/2020	SSB	-	(217,830)	(217,830)
USD	1,421,710	EUR	1,432,006	1/16/2020	SSB	-	(10,296)	(10,296)
USD	1,242,270	GBP	1,257,030	1/16/2020	SSB	-	(14,760)	(14,760)
USD	776,147	EUR	781,768	1/16/2020	SSB	-	(5,621)	(5,621)
USD	332,628	EUR	334,798	1/16/2020	SSB	-	(2,170)	(2,170)
USD	235,267	EUR	238,059	1/16/2020	SSB	-	(2,792)	(2,792)
USD	126,284	GBP	126,677	1/16/2020	SSB	-	(393)	(393)
USD	114,448	EUR	115,294	1/16/2020	SSB	-	(846)	(846)
USD	67,301	JPY	67,777	1/16/2020	SSB	-	(476)	(476)
USD	28,549	GBP	28,779	1/16/2020	SSB	-	(230)	(230)
USD	20,707	CAD	21,136	1/16/2020	SSB	-	(429)	(429)
USD	20,140	EUR	20,271	1/16/2020	SSB	-	(131)	(131)
USD	16,305	JPY	16,272	1/16/2020	SSB	33	-	33
USD	13,995	CAD	14,211	1/16/2020	SSB	-	(216)	(216)
USD	9,551	SGD	9,635	1/16/2020	SSB	-	(84)	(84)
USD	8,948	CAD	9,065	1/16/2020	SSB	-	(117)	(117)
USD	7,413	HKD	7,432	1/16/2020	SSB	-	(19)	(19)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	4,142	EUR	4,187	1/16/2020	SSB	$-	$(45)	$(45)
USD	3,556	TRY	3,470	1/16/2020	SSB	86	-	86
USD	3,260	TRY	3,193	1/16/2020	SSB	67	-	67
USD	2,731	TRY	2,682	1/16/2020	SSB	49	-	49
USD	2,567	SEK	2,574	1/16/2020	SSB	-	(7)	(7)
USD	1,472	SEK	1,487	1/16/2020	SSB	-	(15)	(15)

						$27,898	$(669,601)	$(641,703)

*	All values denominated in USD

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
BIST 30	Bora Istanbul 30 Index.
CAC40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana - Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
OTC	Over-the-Counter.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2019

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
GILT	Bank of England Bonds.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.
OAT	Obligations Assimilables du Trésor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2019, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$59,280,682	$-	$59,280,682
U.S. Treasury Obligations	-	39,870,614	-	39,870,614
Short-Term Investments	5,176,875	24,805,229	-	29,982,104

Total Investments in Securities - Assets	$5,176,875	$123,956,525	$-	$129,133,400

Financial Derivative Instruments - Assets
Futures Contracts	$1,110,840	$-	$-	$1,110,840
Swap Contract Agreements	-	3,201,248	-	3,201,248
Forward Foreign Currency Contracts	-	27,898	-	27,898

Total Financial Derivative Instruments - Assets	$1,110,840	$3,229,146	$-	$4,339,986

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,643,301)	$-	$-	$(1,643,301)
Forward Foreign Currency Contracts	-	(669,601)	-	(669,601)

Total Financial Derivative Instruments - Liabilities	$(1,643,301)	$(669,601)	$-	$(2,312,902)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2019

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Assets:
Investments in unaffiliated securities, at fair value†	$873,377,321	$123,956,525
Investments in affiliated securities, at fair value‡	21,740,982	5,176,875
Foreign currency, at fair value^	-	454,182
Foreign currency deposits with brokers for futures contracts and swap agreements, at fair value¤	40,790,395	3,662,561
Cash	5	-
Cash collateral held at custodian for the benefit of the broker	11,958,121	2,080,000
Dividends and interest receivable	26,442	182,475
Deposits with broker for futures contracts and swap agreements	50,603,820	1,429,634
Receivable for fund shares sold	8,249,446	4,170,395
Receivable for expense reimbursement (Note 2)	74,940	19,661
Unrealized appreciation from forward foreign currency contracts	3,579,155	27,898
Cash collateral held at broker	-	1,360,000
Receivable for variation margin on open futures contracts (Note 5)	14,346,944	-
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	-	6,861,008
Unrealized appreciation from swap agreements	-	616,917
Prepaid expenses	59,140	73,758

Total assets	1,024,806,711	150,071,889

Liabilities:
Payable for investments purchased	-	1,461,740
Payable for fund shares redeemed	3,046,135	39,669
Payable for variation margin on open futures contracts (Note 5)	-	544,934
Cash due to custodian	-	445,938
Management and sub-advisory fees payable (Note 2)	1,197,254	104,220
Service fees payable (Note 2)	16,340	10,734
Transfer agent fees payable (Note 2)	26,987	12,798
Custody and fund accounting fees payable	217,312	10,052
Professional fees payable	71,118	72,036
Payable for prospectus and shareholder reports	70,085	34
Unrealized depreciation from forward foreign currency contracts	9,232,837	669,601
Other liabilities	13,243	552

Total liabilities	13,891,311	3,372,308

Net assets	$1,010,915,400	$146,699,581

Analysis of net assets:
Paid-in-capital	$1,002,332,299	$143,821,655
Total distributable earnings (deficits)B	8,583,101	2,877,926

Net assets	$1,010,915,400	$146,699,581

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2019

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	34,027,479	1,043,445

Y Class	62,346,545	9,733,771

Investor Class	1,858,264	697,771

A ClassC	419,726	121,209

C ClassC	646,642	471,785

Net assets:
Institutional Class	$347,611,671	$12,692,260

Y Class	$634,005,786	$118,366,001

Investor Class	$18,716,672	$8,469,551

A ClassC	$4,229,124	$1,469,217

C ClassC	$6,352,147	$5,702,552

Net asset value, offering and redemption price per share:
Institutional Class	$10.22	$12.16

Y Class	$10.17	$12.16

Investor Class	$10.07	$12.14

A ClassC	$10.08	$12.12

A Class (offering price)	$10.69	$12.86

C ClassC	$9.82	$12.09

† Cost of investments in unaffiliated securities	$873,186,174	$123,386,562
‡ Cost of investments in affiliated securities	$21,740,982	$5,176,875
¤ Cost of foreign currency deposits with broker for futures contracts and swap agreements	$40,248,290	$3,639,806
^ Cost of foreign currency	$-	$455,957

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
C Class commenced operations April 30, 2019 in the AHL TargetRisk Fund (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2019

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Investment income:
Dividend income from unaffiliated securities	$1,324	$-
Dividend income from affiliated securities (Note 8)	493,014	68,798
Interest income (net of foreign taxes)†	21,294,119	361,754

Total investment income	21,788,457	430,552

Expenses:
Management and sub-advisory fees (Note 2)	13,898,811	555,389
Transfer agent fees:
Institutional Class (Note 2)	158,922	2,299
Y Class (Note 2)	441,931	20,902
Investor Class	1,760	2,957
A Class	97	2,192
C Class	394	2,225
Custody and fund accounting fees	1,497,880	70,863
Professional fees	154,322	216,945
Registration fees and expenses	168,144	96,173
Service fees (Note 2):
Investor Class	65,737	13,859
A Class	3,136	52
C Class	4,314	991
Distribution fees (Note 2):
A Class	10,283	1,084
C Class	59,717	15,902
Prospectus and shareholder report expenses	188,976	6,884
Trustee fees (Note 2)	78,425	4,058
Dividends and interest on securities sold short	4,119	-
Other expenses	69,259	12,320

Total expenses	16,806,227	1,025,095

Net fees waived and expenses (reimbursed) (Note 2)	(176,006)	(312,636)

Net expenses	16,630,221	712,459

Net investment income (loss)	5,158,236	(281,907)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(14,227)	577,575
Foreign currency transactions	1,234,034	(145,216)
Forward foreign currency contracts	1,796,870	(292,026)
Futures contracts	20,387,728	7,035,986
Swap agreements	-	(171,091)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	190,808	569,963
Foreign currency transactions	488,602	22,615
Forward foreign currency contracts	(5,882,017)	(641,703)
Futures contracts	(17,495,822)	(532,461)
Swap agreements	-	3,106,750

Net gain from investments	705,976	9,530,392

Net increase in net assets resulting from operations	$5,864,212	$9,248,485

† Foreign taxes	$117,261	$12,374

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year EndedB December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,158,236	$1,065,554	$(281,907)	$-
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	23,404,405	(356,327)	7,005,228	-
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(22,698,429)	24,815,639	2,525,164	-

Net increase in net assets resulting from operations	5,864,212	25,524,866	9,248,485	-

Distributions to shareholders:
Total retained earnings:
Institutional Class	(15,911,068)	(7,171,786)	(547,525)	-
Y Class	(26,890,090)	(8,502,485)	(4,646,898)	-
Investor Class	(742,167)	(252,884)	(552,502)	-
A ClassC	(165,970)	(59,819)	(59,924)	-
C ClassC	(225,505)	(32,986)	(232,392)	-

Net distributions to shareholders	(43,934,800)	(16,019,960)	(6,039,241)	-

Capital share transactions (Note 11):
Proceeds from sales of shares	387,529,072	562,411,814	154,498,103	20,000,000
Reinvestment of dividends and distributions	41,023,690	14,959,325	6,001,429	-
Cost of shares redeemed	(302,826,349)	(186,100,916)	(42,009,205)	-

Net increase in net assets from capital share transactions	125,726,413	391,270,223	118,490,327	20,000,000

Net increase in net assets	87,655,825	400,775,129	121,699,571	20,000,000

Net assets:
Beginning of period	923,259,575	522,484,446	25,000,010	5,000,010	D

End of period	$1,010,915,400	$923,259,575	$146,699,581	$25,000,010

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Commenced operations December 31, 2018 (Note 1).
C Class commenced operations April 30, 2019 in the AHL TargetRisk Fund (Note 1).
D Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of December 31, 2019, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”), a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”), was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018, and has been adopted accordingly with no material impact on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended December 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On April 30, 2019, the AHL TargetRisk Fund created the A and C Classes, new classes made available for sale through intermediary organizations pursuant to the Fund’s registration statement filed with the United States Securities and Exchange Commission (the “SEC”).

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Fund, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Funds. All intercompany accounts and transactions have been eliminated in consolidation for the Funds.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Funds expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2019	% of Total Net Assets of the Fund at December 31, 2019
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$240,680,087	23.8%
American Beacon Cayman TargetRisk Fund, Ltd.	December 31, 2018	29,312,010	20.0%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The AHL TargetRisk Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for preforming the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2019 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$3,601,142
Sub-Advisor Fees	1.00%	10,297,669

Total	1.35%	$13,898,811

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$215,444
Sub-Advisor Fees	0.55%	339,945

Total	0.90%	$555,389

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended December 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$553,611
AHL TargetRisk	18,874

As of December 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$21,314
AHL TargetRisk	11,265

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2019, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$25,863
AHL TargetRisk	3,764

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2019, the Funds did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2019 - 12/31/2019	Reimbursed Expenses	(Recouped) Expenses
AHL Managed Futures Strategy	Institutional	1.54%	$262,378	$(31,850)	2022
AHL Managed Futures Strategy	Y	1.64%	243,590	(296,357)	2022
AHL Managed Futures Strategy	Investor	1.92%	23,297	(19,806)	2022
AHL Managed Futures Strategy	A	1.94%	997	(3,103)	2022
AHL Managed Futures Strategy	C	2.69%	1,575	(4,715)	2022
AHL TargetRisk	Institutional	1.04%	170,616	(61,705)	2022
AHL TargetRisk	Y	1.14%	179,347	(11,525)	2022
AHL TargetRisk	Investor	1.42%	24,394	(1,476)	2022
AHL TargetRisk	A*	1.44%	4,061	(212)	2022
AHL TargetRisk	C*	2.19%	9,912	(776)	2022

*Commenced operations on April 30, 2019.

Of these amounts, $74,940 and $19,661 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2019 for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Funds did not record a liability for potential reimbursements due to the current assessment that a reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$-	$-	$1,178,840	2019
AHL Managed Futures Strategy	117,187	2,099,369	-	2020
AHL Managed Futures Strategy	268,433	913,005	-	2021
AHL TargetRisk	55,187	61,866	-	2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2019, RID collected $1,664 and $4,235 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund from the sale of Class A Shares, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2019, CDSC fees of $694 were collected for the Class C Shares of AHL Managed Futures Strategy Fund. There were no CDSC fees collected for the Class C Shares of the AHL TargetRisk Fund for the same period herein.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the year ended December 31, 2019, the Funds entered into forward foreign currency contracts primarily for investing and/or hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended December 31, 2019
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$317,657,682	$401,169,332
AHL TargetRisk	1,500,748	34,798,120

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2019, the Funds entered into futures contracts primarily for investing and hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2019
AHL Managed Futures Strategy	$55,534
AHL TargetRisk	1,220

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2019, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the year ended December 31, 2019, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2019
AHL TargetRisk	$98,750,000

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2019
AHL TargetRisk	$10,671,993

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$3,579,155	$-	$-	$-	$3,579,155
Receivable for variation margin from open futures contracts(2)	-	5,580,102	11,972,201	900,460	8,966,188	27,418,951
	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(9,232,837)	$-	$-	$-	$(9,232,837)
Payable for variation margin from open futures contracts(2)	-	(139,210)	(7,968,431)	(1,216,636)	(3,563,185)	(12,887,462)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$1,796,870	$-	$-	$-	$1,796,870
Futures contracts	-	(21,320,864)	(39,047,997)	96,919,745	(16,163,156)	20,387,728

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(5,882,017)	$-	$-	$-	$(5,882,017)
Futures contracts	-	562,744	(3,339,778)	(14,766,297)	47,509	(17,495,822)

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$27,898	$-	$-	$-	$27,898
Receivable for variation margin from open futures contracts(2)	-	-	-	11,713	1,099,127	1,110,840
Unrealized appreciation from swap agreements	2,584,815	-	-	-	616,433	3,201,248

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(669,601)	$-	$-	$-	$(669,601)
Payable for variation margin from open futures contracts(2)	-	-	-	(1,480,407)	(162,894)	(1,643,301)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(292,026)	$-	$-	$-	$(292,026)
Futures contracts	-	-	-	967,352	6,068,634	7,035,986
Swap agreements	(166,543)	-	-	-	(4,548)	(171,091)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(641,703)	$-	$-	$-	$(641,703)
Futures contracts	-	-	-	(1,468,694)	936,233	(532,461)
Swap agreements	2,490,317	-	-	-	616,433	3,106,750

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2019.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of December 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$27,418,951	$12,887,462
Forward Foreign Currency Contracts(2)	3,579,155	9,232,837

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$30,998,106	$22,120,299

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(27,418,951)	$(12,887,462)

Total derivative assets and liabilities subject to an MNA	$3,579,155	$9,232,837

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2019:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$835,854	$(835,854)	$-	$-	$-
HSBC Bank (USA)	2,696,723	(2,696,723)	-	-	-
Royal Bank of Scotland PLC	46,578	(46,578)	-	-	-

Total	$3,579,155	$(3,579,155)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$1,617,893	$(835,854)	$-	$-	$782,039
HSBC Bank (USA)	7,551,888	(2,696,723)	-	-	4,855,165
Royal Bank of Scotland PLC	63,056	(46,578)	-	-	16,478

Total	$9,232,837	$(3,579,155)	$-	$-	$5,653,682

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of December 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$1,110,840	$1,643,301
Swap Agreement - Centrally cleared(1)	2,584,815	-
Swap Agreement - OTC(2)	616,433	-
Forward Foreign Currency Contracts(2)	27,898	669,601

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,339,986	$2,312,902

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,695,655)	$(1,643,301)

Total derivative assets and liabilities subject to an MNA	$644,331	$669,601

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2019:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
JPMorgan Chase Bank, N.A.	$616,433	$-	$-	$-	$616,433
State Street Bank & Trust Co.	27,898	(27,898)	-	-	-

Total	$644,331	$(27,898)	$-	$-	$616,433

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$669,601	$(27,898)	$-	$-	$641,703

Total	$669,601	$(27,898)	$-	$-	$641,703

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Funds’ performance to the extent the Funds are exposed to such interest rates.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risk of a trade dispute between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”) and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Short Position Risk

The Fund’s losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

leverage, in that it may amplify changes in the Fund’s NAV since it may increase the exposure of the Fund to certain markets.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasisovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiary Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, each Fund wholly owns and controls its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the Funds must derive at least 90 percent of its gross income for each taxable year from “qualifying income” under Subchaper M. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments – and a Fund, therefore will restrict its gross income from direct investments therein to a maximum of 10% of its gross income for each taxable year – a Fund’s investment in a Subsidiary is expected to provide a Fund with exposure to the commodities markets within the limitations of the requirements of Subchapter M.

The IRS issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as a Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from a Subsidiary may be materially adversely affected further by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions a Fund makes. If a Fund were unable to qualify as a RIC for one or more taxable years, it would incur potentially significant federal income tax expense. In certain such instances, its income available for distribution to shareholders would be reduced and all such distributions from current or accumulated earnings and profits would be taxable to them as dividend income. In that event, a Fund may not utilize all the potential additional investment strategies.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service for AHL Managed Futures Strategy Fund. The two year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service for AHL TargetRisk Fund. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	AHL Managed Futures Strategy Fund		AHL TargetRisk Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018A
Distributions paid from:
Ordinary income*
Institutional Class	$9,234,413	$7,171,786	$326,601	$-
Y Class	15,348,555	8,502,485	2,771,893	-
Investor Class	403,194	252,884	329,122	-
A Class	89,638	59,819	35,728	-
C Class	102,163	32,986	134,524	-
Long-term capital gains
Institutional Class	6,676,655	-	220,924	-
Y Class	11,541,535	-	1,875,005	-
Investor Class	338,973	-	223,380	-
A Class	76,332	-	24,196	-
C Class	123,342	-	97,868	-

Total distributions paid	$43,934,800	$16,019,960	$6,039,241	$-

* For tax purposes, short-term gains are considered ordinary income distributions.

A Commencement of operations.

As of December 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$968,733,184	$14,810,235	$(57,530,620)	$(42,720,385)
AHL TargetRisk	126,691,351	2,768,936	(1,857,766)	911,170

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Managed Futures Strategy	$(42,720,385)	$5,887,932	$17,481,745	$(5,797,318)	$33,731,127	$8,583,101
AHL TargetRisk	911,170	1,733,490	100,187	–	133,079	2,877,926

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of losses related to straddles, the tax deferral of post-October ordinary losses and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from non-deductible excise tax and the reclassification of income from investment subsidiary as of December 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
AHL Managed Futures Strategy	$(33,569,721)	$33,569,721
AHL TargetRisk	331,318	(331,318)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Funds did not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2019. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, December 31, 2019. For the period ending December 31, 2019, AHL Managed Futures Strategy Fund deferred $5,797,318 in ordinary losses to January 1, 2020.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$-	$-	$-	$-
AHL TargetRisk	83,296,603	45,589,668	25,776,814	6,339,861

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	December 31, 2019 Shares/Fair Value	Dividend Income
AHL Managed Futures Strategy	Direct	$20,760,352	$973,445,133	$972,464,503	$21,740,982	$493,014
AHL TargetRisk	Direct	-	171,552,670	166,375,795	5,176,875	68,798

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

9.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2019, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended December 31,
	2019		2018
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	5,523,825	$58,583,179	5,973,429	$62,786,869
Reinvestment of dividends	1,438,862	14,719,562	615,079	6,482,930
Shares redeemed	(10,209,295)	(107,993,004)	(6,356,582)	(66,708,717)

Net increase (decrease) in shares outstanding	(3,246,608)	$(34,690,263)	231,926	$2,561,082

	Y Class
	Year Ended December 31,
	2019		2018
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	29,821,234	$313,727,954	46,402,937	$482,140,377
Reinvestment of dividends	2,476,697	25,237,540	776,199	8,142,322
Shares redeemed	(17,263,378)	(182,376,411)	(9,511,262)	(99,100,466)

Net increase in shares outstanding	15,034,553	$156,589,083	37,667,874	$391,182,233

	Investor Class
	Year Ended December 31,
	2019		2018
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	571,566	$6,048,728	1,056,484	$10,980,221
Reinvestment of dividends	72,388	730,397	24,122	250,869
Shares redeemed	(435,062)	(4,608,458)	(1,370,470)	(14,058,394)

Net increase (decrease) in shares outstanding	208,892	$2,170,667	(289,864)	$(2,827,304)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

	A Class
	Year Ended December 31,
	2019		2018
AHL Managed Futures Strategy Fund	Shares	Amount	Shares		Amount
Shares sold	595,806	$6,284,846	450,225		$4,711,443
Reinvestment of dividends	15,181	153,174	5,476		56,952
Shares redeemed	(601,608)	(6,325,478)	(369,052)		(3,812,812)

Net increase in shares outstanding	9,379	$112,542	86,649		$955,583

	C Class
	Year Ended December 31,
	2019		2018
AHL Managed Futures Strategy Fund	Shares	Amount	Shares		Amount
Shares sold	281,963	$2,884,365	175,816		$1,792,904
Reinvestment of dividends	18,599	183,017	2,581		26,252
Shares redeemed	(150,522)	(1,522,998)	(241,190)		(2,420,527)

Net increase (decrease) in shares outstanding	150,040	$1,544,384	(62,793)		$(601,371)

	Institutional Class
	Year Ended December 31, 2019		December 31, 2018A to December 31, 2018
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	1,011,041	$12,665,501	2,480,000	B	$24,800,000	B
Reinvestment of dividends	44,728	547,021	-		-
Shares redeemed	(2,492,324)	(30,547,335)	-		-

Net increase (decrease) in shares outstanding	(1,436,555)	$(17,334,813)	2,480,000		$24,800,000

	Y Class
	Year Ended December 31, 2019		December 31, 2018A to December 31, 2018
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	9,844,871	$121,540,614	10,000	B	$100,000	B
Reinvestment of dividends	377,186	4,612,984	-		-
Shares redeemed	(498,286)	(6,193,664)	-		-

Net increase in shares outstanding	9,723,771	$119,959,934	10,000		$100,000

	Investor Class
	Year Ended December 31, 2019		December 31, 2018A to December 31, 2018
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	1,047,196	$12,947,060	10,001	B	$100,010	B
Reinvestment of dividends	45,009	549,107	-		-
Shares redeemed	(404,435)	(4,935,327)	-		-

Net increase in shares outstanding	687,770	$8,560,840	10,001		$100,010

	A Class
	April 30, 2019A December 31, 2019
AHL TargetRisk Fund	Shares	Amount
Shares sold	129,968	$1,601,555
Reinvestment of dividends	4,916	59,925
Shares redeemed	(13,675)	(169,113)

Net increase in shares outstanding	121,209	$1,492,367

	C Class
	April 30, 2019A December 31, 2019
AHL TargetRisk Fund	Shares	Amount
Shares sold	466,000	$5,743,373
Reinvestment of dividends	19,111	232,392
Shares redeemed	(13,326)	(163,766)

Net increase in shares outstanding	471,785	$5,811,999

A	Commencement of operations.
B

Seed capital was received on December 31, 2018 in the amount of $24,800,000 for the Institutional Class, $100,000 for the Y Class, and $100,010 for the Investor Class. Shares were issued in the amount of 2,480,000 for the Institutional Class, 10,000 for the Y Class, and 10,001 for the Investor Class.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2019

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.63	$10.57	$10.44	$10.46	$10.95

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.02)	(0.08)	0.20	(0.06)
Net gains (losses) on investments (both realized and unrealized)	0.01	0.28	0.63	(0.22)	(0.07)

Total income (loss) from investment operations	0.05	0.26	0.55	(0.02)	(0.13)

Less distributions:
Dividends from net investment income	(0.27)	(0.14)	-	-	(0.21)
Distributions from net realized gains	(0.19)	(0.06)	(0.42)	-	(0.15)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(0.46)	(0.20)	(0.42)	-	(0.36)

Net asset value, end of period	$10.22	$10.63	$10.57	$10.44	$10.46

Total returnB	0.43%	2.42%	5.31%	(0.19)%	(1.15)%

Ratios and supplemental data:
Net assets, end of period	$347,611,671	$396,044,490	$391,617,624	$353,601,987	$20,932,502
Ratios to average net assets:
Expenses, before reimbursements	1.60%	1.71%	1.98%	1.90%	2.25%
Expenses, net of reimbursements	1.54%	1.54%	1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements	0.52%	(0.40)%	(1.20)%	(1.69)%	(2.29)%
Net investment income (loss), net of reimbursements	0.58%	(0.23)%	(0.77)%	(1.33)%	(1.57)%
Portfolio turnover rateC	–%	–%	–%	–%	-%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.58	$10.53	$10.41	$10.45	$10.94

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.10	(0.07)	(0.08)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.14	0.61	0.04	(0.08)

Total income (loss) from investment operations	0.03	0.24	0.54	(0.04)	(0.13)

Less distributions:
Dividends from net investment income	(0.25)	(0.13)	-	-	(0.21)
Distributions from net realized gains	(0.19)	(0.06)	(0.42)	-	(0.15)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(0.44)	(0.19)	(0.42)	-	(0.36)

Redemption fees added to beneficial interests	-	-	-	-	-

Net asset value, end of period	$10.17	$10.58	$10.53	$10.41	$10.45

Total returnB	0.34%	2.28%	5.23%	(0.38)%	(1.15)%

Ratios and supplemental data:
Net assets, end of period	$634,005,786	$500,530,112	$101,513,775	$52,391,912	$33,817,374
Ratios to average net assets:
Expenses, before reimbursements and recoupments	1.63%	1.72%	2.04%	1.97%	2.28%
Expenses, net of reimbursements and recoupments	1.64%	1.64%	1.64%	1.64%	1.64%
Net investment income (loss), before expense reimbursements and recoupments	0.48%	0.71%	(1.25)%	(1.76)%	(1.70)%
Net investment income (loss), net of reimbursements and recoupments	0.47%	0.79%	(0.84)%	(1.44)%	(1.06)%
Portfolio turnover rateC	–%	–%	–%	–%	–%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.48	$10.44	$10.35	$10.41	$10.93

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.12)	(0.11)	(0.25)	(0.09)
Net gains (losses) on investments (both realized and unrealized)	(0.05)	0.31	0.62	0.19	(0.08)

Total income (loss) from investment operations	0.01	0.19	0.51	(0.06)	(0.17)

Less distributions:
Dividends from net investment income	(0.23)	(0.09)	-	-	(0.20)
Distributions from net realized gains	(0.19)	(0.06)	(0.42)	-	(0.15)
Tax return of capital	-	-	-	-	(0.00	)A

Total distributions	(0.42)	(0.15)	(0.42)	-	(0.35)

Net asset value, end of period	$10.07	$10.48	$10.44	$10.35	$10.41

Total returnB	0.08%	1.85%	4.98%	(0.58)%	(1.54)%

Ratios and supplemental data:
Net assets, end of period	$18,716,672	$17,292,936	$20,241,387	$31,223,150	$37,185,001
Ratios to average net assets:
Expenses, before reimbursements	1.94%	1.97%	2.20%	2.13%	2.40%
Expenses, net of reimbursements	1.92%	1.92%	1.92%	1.92%	1.92%
Net investment income (loss), before expense reimbursements	0.17%	(0.95)%	(1.48)%	(1.93)%	(2.07)%
Net investment income (loss), net of reimbursements	0.19%	(0.90)%	(1.20)%	(1.72)%	(1.59)%
Portfolio turnover rateC	–%	–%	–%	–%	–%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,

	2019	2018		2017	2016	2015

Net asset value, beginning of period	$10.49	$10.53		$10.36	$10.44	$10.93

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.06	)A	(0.41)	0.23	(0.52)
Net gains (losses) on investments (both realized and unrealized)	(0.03)	0.18		1.00	(0.31)	0.36

Total income (loss) from investment operations	0.01	0.12		0.59	(0.08)	(0.16)

Less distributions:
Dividends from net investment income	(0.23)	(0.10)		-	-	(0.18)
Distributions from net realized gains	(0.19)	(0.06)		(0.42)	-	(0.15)
Tax return of capital	-	-		-	-	(0.00	)B

Total distributions	(0.42)	(0.16)		(0.42)	-	(0.33)

Net asset value, end of period	$10.08	$10.49		$10.53	$10.36	$10.44

Total returnC	0.06%	1.14%		5.77%	(0.77)%	(1.45)%

Ratios and supplemental data:
Net assets, end of period	$4,229,124	$4,303,787		$3,408,861	$23,330,824	$9,890,720
Ratios to average net assets:
Expenses, before reimbursements and recoupments	1.89%	2.05%		2.35%	2.29%	2.55%
Expenses, net of reimbursements	1.94%	1.94%		1.94%	1.94%	1.94%
Net investment income (loss), before expense reimbursements	0.22%	(0.72)%		(1.62)%	(2.08)%	(3.59)%
Net investment income (loss), net of reimbursements and recoupments	0.17%	(0.61)%		(1.21)%	(1.74)%	(2.98)%
Portfolio turnover rateD	–%	–%		–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,

	2019		2018	2017	2016	2015

Net asset value, beginning of period	$10.25		$10.19	$10.20	$10.34	$10.90

Income (loss) from investment operations:
Net investment (loss)	(0.06	)D	(0.17)	(0.17)	(0.08)	(0.09)
Net gains (losses) on investments (both realized and unrealized)	(0.02)		0.30	0.58	(0.06)	(0.16)

Total income (loss) from investment operations	(0.08)		0.13	0.41	(0.14)	(0.25)

Less distributions:
Dividends from net investment income	(0.16)		(0.01)	-	-	(0.16)
Distributions from net realized gains	(0.19)		(0.06)	(0.42)	-	(0.15)
Tax return of capital	-		-	-	-	(0.00	)A

Total distributions	(0.35)		(0.07)	(0.42)	-	(0.31)

Net asset value, end of period	$9.82		$10.25	$10.19	$10.20	$10.34

Total returnB	(0.78)%		1.30%	4.06%	(1.35)%	(2.30)%

Ratios and supplemental data:
Net assets, end of period	$6,352,147		$5,088,250	$5,702,799	$4,300,637	$2,151,492
Ratios to average net assets:
Expenses, before reimbursements and recoupments	2.64%		2.78%	3.10%	3.04%	3.32%
Expenses, net of reimbursements	2.69%		2.69%	2.69%	2.69%	2.69%
Net investment (loss), before expense reimbursements	(0.53)%		(1.61)%	(2.31)%	(2.84)%	(2.88)%
Net investment (loss), net of reimbursements and recoupments	(0.58)%		(1.52)%	(1.90)%	(2.49)%	(2.25)%
Portfolio turnover rateC	–%		–%	–%	–%	–%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

D	Per share amounts have been calculated using the average shares method.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31, 2019	Period EndedA December 31, 2018

Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.02	-
Net gains on investments (both realized and unrealized)	2.69	-

Total income (loss) from investment operations	2.71	-

Less distributions:
Dividends from net investment income	(0.02)	-
Distributions from net realized gains	(0.53)	-

Total distributions	(0.55)	-

Net asset value, end of period	$12.16	$10.00

Total returnB	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements	1.59%	89.10	%C
Expenses, net of reimbursements	1.04%	0.00	%D
Net investment income (loss), before expense reimbursements	(0.44)%	(89.10	)%C
Net investment income, net of reimbursements	0.11%	0.00%
Portfolio turnover rate	77%	–%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31, 2019	Period EndedA December 31, 2018

Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	-
Net gains on investments (both realized and unrealized)	2.73	-

Total income (loss) from investment operations	2.71	-

Less distributions:
Dividends from net investment income	(0.02)	-
Distributions from net realized gains	(0.53)	-

Total distributions	(0.55)	-

Redemption fees added to beneficial interests	-	-

Net asset value, end of period	$12.16	$10.00

Total returnB	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements	1.62%	241.64	%C
Expenses, net of reimbursements	1.14%	0.00	%D
Net investment income (loss), before expense reimbursements	(1.13)%	(241.64	)%C
Net investment income (loss), net of reimbursements	(0.65)%	0.00%
Portfolio turnover rate	77%	–%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31, 2019	Period EndedA December 31, 2018

Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	-
Net gains on investments (both realized and unrealized)	2.76	-

Total income (loss) from investment operations	2.69	-

Less distributions:
Dividends from net investment income	(0.02)	-
Distributions from net realized gains	(0.53)	-

Total distributions	(0.55)	-

Net asset value, end of period	$12.14	$10.00

Total returnB	26.85%	–%

Ratios and supplemental data:
Net assets, end of period	$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements	1.93%	241.89	%C
Expenses, net of reimbursements	1.42%	0.00	%D
Net investment income (loss), before expense reimbursements	(1.49)%	(241.89	)%C
Net investment income (loss), net of reimbursements	(0.98)%	0.00%
Portfolio turnover rate	77%	–%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Period EndedA December 31, 2019

Net asset value, beginning of period	$11.32

Income (loss) from investment operations:
Net investment income (loss)	(0.03)
Net gains on investments (both realized and unrealized)	1.38

Total income (loss) from investment operations	1.35

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.53)

Total distributions	(0.55)

Net asset value, end of period	$12.12

Total returnB	11.89	%C

Ratios and supplemental data:
Net assets, end of period	$1,469,217
Ratios to average net assets:
Expenses, before reimbursements	2.33	%D
Expenses, net of reimbursements	1.44	%D
Net investment income (loss), before expense reimbursements	(1.73	)%D
Net investment income (loss), net of reimbursements	(0.84	)%D
Portfolio turnover rate	77	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Period EndedA December 31, 2019

Net asset value, beginning of period	$11.32

Income (loss) from investment operations:
Net investment income (loss)	(0.06)
Net gains on investments (both realized and unrealized)	1.36

Total income (loss) from investment operations	1.30

Less distributions:
Dividends from net investment income	-
Distributions from net realized gains	(0.53)

Total distributions	(0.53)

Net asset value, end of period	$12.09

Total returnB	11.42	%C

Ratios and supplemental data:
Net assets, end of period	$5,702,552
Ratios to average net assets:
Expenses, before reimbursements	2.76	%D
Expenses, net of reimbursements	2.19	%D
Net investment income (loss), before expense reimbursements	(2.28	)%D
Net investment income (loss), net of reimbursements	(1.71	)%D
Portfolio turnover rate	77	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

December 31, 2019 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund for the period from January 1, 2019 to December 31, 2019, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon AHL

Managed Futures Strategy Fund and American Beacon AHL

TargetRisk Fund

American Beacon FundsSM

Federal Tax Information

December 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Managed Futures Strategy	0.00%
AHL TargetRisk	0.00%

Qualified Dividend Income:

AHL Managed Futures Strategy	0.00%
AHL TargetRisk	0.00%

Long-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$18,756,837
AHL TargetRisk	2,441,373

Short-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$2,705,665
AHL TargetRisk	3,355,787

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (83)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (59)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); ; Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (74)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (56)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Sonia L. Bates (63)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19. As of 1/1/2020 both Messrs. Feld and Massman retired from the Board.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

December 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund are service marks of American Beacon Advisors, Inc.

AR 12/19

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code August 19, 2019 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Sound Point Alternative Lending Fund and to disclose a change to limit the value of gifts received by the principal officer or financial officer to $100. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$254,636	12/31/2018
$249,955	12/31/2019

(b)[1]
Audit-Related Fees	Fiscal Year Ended
$0	12/31/2018
$0	12/31/2019

(c)[2]
Tax Fees	Fiscal Year Ended
$126,107	12/31/2018
$100,572	12/31/2019

(d)
All Other Fees	Fiscal Year Ended
$0	12/31/2018
$0	12/31/2019

[1]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include accounting consultations and consents, if applicable.

[2]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include federal and state tax reviews, excise tax reviews, and PFIC analysis reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$126,107	$409,769	N/A	12/31/2018
$100,572	$547,885	N/A	12/31/2019

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 9, 2020

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: March 9, 2020